Filed Pursuant to Rule 497(c)
Registration No. 333-167730

A Business Development Company

Maximum Offering of 150,000,000 Shares of Common Stock

Corporate Capital Trust, Inc. is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are managed by CNL Fund Advisors Company and KKR Asset Management LLC, both of which are registered as investment advisers with the Securities and Exchange Commission, or the SEC. We also intend to elect to be treated for federal income tax purposes, and intend to qualify annually, as a regulated investment company, or a “RIC,” under the Internal Revenue Code of 1986, as amended.

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. Most loans in which we invest will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality. Loans rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

We are offering on a best efforts, continuous basis up to 150,000,000 shares of common stock at a current offering price of $10.85 per share. However, If our net asset value increases above our net proceeds per share as stated in this prospectus, we will sell our shares at a higher price as necessary to ensure that shares are not sold at a net price, after deduction of selling commissions and marketing support fees, that is below our net asset value per share. Also, if our net asset value per share declines below 95% of the public offering price net of sales load then, subject to certain conditions, we may suspend selling shares until the net asset value per share is greater than 95% of the public offering price, net of sales load. Accordingly, subscriptions for this offering will be for a specific dollar amount rather than a specified quantity of shares, which may result in subscribers receiving fractional shares rather than full share amounts.

This is our initial public offering and there has been no public market for, or historical valuation of, our shares. We did not sell any shares until June 16, 2011, when we satisfied our minimum offering requirement by having raised gross offering proceeds of $2 million. See “Plan of Distribution.” We intend to file post-effective amendments to our registration statement that will allow us to continue this offering for at least two years. We reserve the right to change our investment and operating policies without shareholder approval, except to the extent such approval is required by the Investment Company Act of 1940, as amended.

We do not intend to list the shares on an exchange during the offering period, and we do not expect a secondary market in the shares to develop. You should not expect to be able to resell your shares regardless of how we perform. If you are able to sell your shares, you will likely receive less than your purchase price. Our board of directors may implement a share repurchase program, but only a limited number of shares will be eligible for repurchase by us. Accordingly, you may be unable to sell your shares and receive the sale proceeds at least until 2019. See “Company Profile – Shareholder Liquidity Strategy” beginning on page 50.

Shares of our common stock are highly illiquid and appropriate only as a long-term investment. An investment in our common stock should be considered only by investors who can assess and bear the high degree of illiquidity and other substantial risks associated with such an investment. See “Suitability Standards” and “Risk Factors.” Depending upon the terms and pricing of any additional offerings and the value of our investments, you may experience dilution in the book value and fair value of your shares. See “Risk Factors – Risks related to an investment in our common stock – A shareholder’s interest in us will be diluted if we issue additional shares” on page 31 for more information.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. A statement of additional information, dated the same date as this prospectus and containing additional information about us, has been filed with the SEC. The statement of additional information is incorporated in its entirety into this prospectus by reference and its table of contents appears on page 92. We also file with the SEC annual, quarterly, and current reports, proxy statements, and other information regarding us. You may obtain a copy of any of these filings free of charge, or request other information about us, by contacting us by mail at Shareholder Services, Corporate Capital Trust, Inc., 450 S. Orange Ave., Orlando, FL 32801, or by telephone at 866-650-0650. These documents are also available without charge at our website at www.corporatecapitaltrust.com. The SEC maintains a web site (www.sec.gov) that contains the statement of additional information and other information regarding us.

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 14 to read about the risks you should consider before buying shares of our common stock.

Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Current Public Offering Price Per Share*	Maximum Offering Amount (2) (3)
Price to public	$10.850	$1,627,500,000
Sales load (4)	$1.085	$162,750,000
Net proceeds to us (before expenses) (5)	$9.765	$1,464,750,000
*As of March 22, 2012

(1)	All subscription payments were held in an escrow account for our subscribers’ until June 16, 2011 when we satisfied the minimum offering requirement and the funds were released to us for investing. See “Plan of Distribution.”
(2)	Assumes all shares are sold at the current offering price of $10.85 per share, which is subject to adjustment based upon, among other things, our net asset value per share. There can be no assurance we will be able to sell all the shares we have registered. Prior to February 29, 2012, our offering price was $10.65 per share; prior to January 25, 2012, our offering price was $10.40 per share; prior to January 11, 2012, our offering price was $10.25 per share; and prior to October 26, 2011, our offering price was $10.00 per share, which was our initial offering price.
(3)	Your initial subscription amount must be at least $5,000 (or $4,000 for qualified plans).
(4)	The sales load includes up to 7% of the offering price for sales commissions, and up to 3% of the offering price for marketing support fees, neither of which will be paid by you for shares issued pursuant to our distribution reinvestment plan. The “marketing support fee” refers to the portion of the sales load available to participating broker-dealers for assistance in selling and marketing our shares. Under certain circumstances as described in this prospectus, the marketing support fee may be reduced or eliminated in connection with certain purchases. See “Plan of Distribution.”
(5)	In addition to the sales load, we estimate that we will incur in connection with this offering approximately $15 million of organization and offering expenses through an assumed termination date of this offering of April 3, 2014, and we estimate that the gross proceeds for that assumed remaining term of the offering will range between $975 million and $1.125 billion. Accordingly, organization and offering expenses are expected to range between 1.3% and 1.5% of estimated gross proceeds subsequent to December 31, 2011.

Because you will pay a sales load of up to 10% of the offering price and offering expenses of up to 5%, if you invest $100 in our common shares and pay the full sales load, between $85.00 and $90.00 of your investment will actually be used by us for investment in portfolio companies. If you are eligible to purchase shares without sales load, then between $95.00 and $100.00 of your $100 investment will be used by us for investment in portfolio companies. See “Use of Proceeds” on page 63.

An investment in our shares is NOT a bank deposit and is NOT insured by the Federal Deposit Insurance Corporation or any other government agency.

April 27, 2012.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement we have filed with the SEC, in connection with a continuous offering process, to raise capital for us. As we make material investments or have other material developments, we will periodically provide a prospectus supplement or may amend this prospectus to add, update or change information contained in this prospectus. We will seek to avoid interruptions in the continuous offering of our common stock, but may, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement with the SEC if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus. However, there can be no assurance that our continuous offering will not be interrupted during the SEC’s review of any such amendment.

In addition, if the net asset value per share were to decline below 95% of the public offering price net of sales load for ten continuous business days (for this purpose, any day on which the principal stock markets in the United States are open for business), then, unless and until our board of directors determines otherwise, we will voluntarily suspend selling shares in this offering until the net asset value per share is greater than 95% of the public offering price, net of sales load.

You should rely only on the information contained in this prospectus. Our Managing Dealer is CNL Securities Corp., which we refer to in this prospectus as our Managing Dealer. Neither we nor our Managing Dealer has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in our affairs, we will amend or supplement this prospectus. Any statement that we make in this prospectus may be modified or superseded by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Additional Information.”

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully including the section entitled “Risk Factors,” before making a decision to invest in our common stock. Unless otherwise noted, the terms “we,” “us,” “our,” “Company” and “Corporate Capital Trust” refer to Corporate Capital Trust, Inc. We refer to CNL Financial Group, LLC as “CNL Financial Group” and to CNL Fund Advisors Company as “CNL.” We refer to KKR & Co. L.P. as “KKR & Co.” and to KKR Asset Management LLC as “KKR.” CNL and KKR serve as our investment advisors and are collectively referred to as our “Advisors.” We refer to our wholly-owned special purpose financing subsidiary, CCT Funding LLC, as “CCT Funding.”

Our Company

We are a non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Formed as a Maryland corporation on June 9, 2010, we are externally managed by CNL and KKR, which are collectively responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Both of our Advisors are registered as investment advisers with the SEC. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually, as a regulated investment company, or a RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We anticipate that a substantial portion of our portfolio will consist of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions. Our portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments.

We will seek to build on the strong investment expertise and sourcing networks of our Advisors and adhere to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring. We intend to be disciplined in selecting investments and focus on opportunities that we perceive offer favorable risk/reward characteristics and relative value. We believe the market for lending is currently underserved and characterized by significant demand for capital and comparatively limited available funding, and that we will therefore have considerable opportunities as a provider of capital to achieve attractive pricing and terms on our investments. We are raising funds with the goal of serving our target market and capitalizing on what we believe is a compelling and sustained market opportunity. See “Company Profile” beginning on page 35.

Our Advisors

Our investment advisers are CNL, which is responsible for the overall management of our activities, and KKR, which is responsible for the day-to-day management of our investment portfolio. CNL provides its investment advisory services under an investment advisory agreement with us, or the Investment Advisory Agreement, and its administrative services under an administrative services agreement with us, or the Administrative Services Agreement. KKR provides its services under a sub-advisory agreement with CNL and us, or the Sub-Advisory Agreement. See “Advisory Agreements and Fees” beginning on page 59.

Our investment process is a collaborative effort between CNL and KKR and benefits from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities they bring. To facilitate communication and coordination, our Advisors will hold regular meetings to plan and discuss our investment strategy, potential investment opportunities, current market developments and investment goals. We believe their joint involvement in our business will provide us with substantial market insight and valuable access to investment opportunities.

About CNL

CNL is a wholly-owned subsidiary of CNL Financial Group, a leading private investment management firm providing global real estate and alternative investment opportunities. Since inception in 1973, CNL Financial Group or its affiliates have formed or acquired companies with more than $26 billion in assets. Over its history, CNL Financial Group has developed a contrarian investment philosophy and has invested through various market cycles in a broad range of industries, asset classes and geographies. Its sponsorship and management of a wide range of investment programs has fostered extensive experience investing in and lending to companies operating in the retail, restaurant, health care, hotel, leisure and recreation industries. CNL Financial Group has developed an investment philosophy that seeks to protect the downside, values quality over quantity and seeks to focus on underserved, undercapitalized markets. By championing a long-term perspective that focuses on building partnerships that extend beyond one transaction, CNL Financial Group has developed a broad network of business relationships, which we will have access to and from which we will benefit. CNL Financial Group strives to create enduring value by applying its TIC Principle™, which focuses on investing in the right Talent to work on the right Ideas with the Capital they need to succeed. Based in Orlando, Florida, CNL Financial Group is indirectly owned and controlled by James M. Seneff, Jr.

About KKR

KKR is a subsidiary of KKR & Co., a leading global investment firm with $59.0 billion in assets under management as of December 31, 2011 and a 35-year history of leadership, innovation and investment excellence. Founded in 1976, KKR & Co. is a global firm with 14 offices and over 800 employees, including more than 200 investment professionals as of December 31, 2011. It operates an integrated global platform for sourcing and executing investments across multiple industries, asset classes and geographies, and its executives are incentivized to think of KKR as “one firm” and to promote the success of all of its endeavors. Since its inception, KKR has completed more than 200 private equity transactions with a total transaction value of over $465 billion. As of December 31, 2011, KKR had $15.4 billion of assets under management.

KKR & Co. operates with a single culture that rewards investment discipline, creativity, determination and patience and the sharing of information, resources, expertise and best practices across offices and asset classes, subject to well-defined information sharing policies and procedures. Because it believes that deep industry knowledge is integral to sourcing deals, working with portfolio companies and creating value for investors, its investment professionals are organized in industry-specific teams that focus on nine core industries that require specialized knowledge and experience. These teams conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest, often on an exclusive basis. We believe this industry approach allows investment teams to become experts within their sectors and build strong relationships with companies needing capital, while covering the full corporate credit space. The industry-specific teams are as follows:

• Consumer Products	• Media and Communications	• Hospitality and Real Estate

• Health Care	• Retail	• Energy, Natural Resources and Infrastructure

• Industrials	• Technology	• Financial Services

See “Company Profile – Our Advisors” beginning on page 35.

Market Opportunity

We pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We believe that the size of the market and these companies’ demand for flexible sources of capital create an attractive investment environment for a number of reasons, including the following:

•

Current Economic Uncertainty. Although financial conditions appear to have improved since March 2009, significant economic uncertainty remains. Because of this uncertainty, interest rate spreads remain at or near historically high levels as investors demand more compensation for taking credit risk, particularly in the corporate debt markets. Given these market conditions, it is our view that senior and subordinated debt transactions represent attractive investment opportunities.

•

General Reduction in Supply of Corporate Debt. Recent market events have significantly impacted traditional sources of credit, reducing their ability to provide financing. We believe that the ongoing disruption in the credit markets has created an environment where liquidity and capital resources are increasingly scarce while the financing requirements of companies remain high. We believe that the need for refinancing, when combined with the scarcity of debt financing, should increase aggregate borrowing demand and lending opportunities for us.

•

Large Amount of Corporate Debt Coming Due. We believe that up to $850 billion of debt will need to be refinanced over the next five years as existing debt facilities mature. We believe that the need for refinancing, when combined with the scarcity of debt financing, should increase aggregate borrowing demand and lending opportunities for us.

•

Significant Private Equity Capital Available for New Transactions. In addition to general refinancing opportunities that rely heavily on debt financing, we believe there is a large pool of committed but uninvested capital, both in the U.S. and globally, available for use in new private equity investments. Industry sources suggest that as of March, 2012, there was more than $400 billion of private equity capital available for private equity investments in the United States alone. We expect that as a result of their investable capital, private equity firms will be active investors in U.S. medium- and large-sized companies over the next few years and will require significant amounts of debt to finance their transactions.

•

Greater Demand for Non-Traditional Sources of Debt Financing. We believe that many traditional sources of debt are imposing significant conditions and less attractive pricing in their financing commitments since the recent financial crisis because of the strain the crisis has placed on their balance sheets. We believe that these institutions have also become less focused on building a constructive, long-term relationship with borrowers. Consequently, we believe there is an increasing trend for companies to seek financing from other sources, such as our company, that are able to develop trusted relationships with borrowers and offer a higher degree of certainty.

•

Lender Friendly Environment due to a Supply/Demand Imbalance for Corporate Debt. We believe that the significant need for financing at a time when the supply for corporate debt remains limited has created opportunities to achieve better pricing and terms while reducing overall risk. Compared to prior periods, corporate interest rate risk premiums are at relatively high levels while overall leverage in capital structures has decreased. Financing documents also generally include more stringent covenants, events of default and other terms that benefit lenders. We believe these dynamics create a favorable environment for generating superior risk-adjusted returns as a lender.

See “Company Profile – Market Opportunity” beginning on page 37.

Our Competitive Advantages

We believe we have the following competitive advantages over other capital providers that operate in the markets we target and will allow us to take advantage of the market opportunity we have identified:

•

Proprietary Sourcing and Deal Origination. Our Advisors, through their deep industry relationships and investment teams that actively source new investments, provide us with immediate access to established proprietary deal flow. We believe that our Advisors’ broad networks and the internal deal generation strategies of their investment teams create favorable opportunities to deploy capital across a broad range of originated transactions that have attractive investment characteristics.

•

Focusing on Preserving Capital and Minimizing Losses. We believe that protecting principal and avoiding capital losses are critical to generating attractive risk-adjusted returns. Toward that end, our investment process is designed to: (i) utilize our Advisors’ proprietary knowledge and deep industry relationships to identify attractive prospective portfolio companies, (ii) conduct rigorous due diligence to evaluate the creditworthiness of, and potential returns from, credit investments in such portfolio companies, (iii) stress test prospective investments to assess the viability of potential portfolio companies in a downside scenario and their ability to repay principal and (iv) structure investments and design covenants and other rights that anticipate and mitigate issues identified through this process.

•

Experienced Management and Investment Expertise. Our Advisors bring with them more than 30 years of investment experience that spans a broad range of economic, market and financial conditions. By accessing their combined resources, skills and experience, we believe we benefit from CNL’s contrarian investment philosophy of focusing on underserved, undercapitalized markets and KKR’s rigorous investment approach, industry expertise and experience investing throughout a company’s capital structure.

•

Disciplined Credit Analysis and Portfolio Monitoring. Our Advisors provide us with immediate access to an established platform for evaluating investments, managing risk and focusing on opportunities that generate superior returns with appropriate levels of risk. Through KKR, we benefit from an investment infrastructure that currently employs more than 200 investment professionals, including more than 60 credit-focused investment professionals that currently track over 350 corporate credits. This platform should allow for intensive due diligence to filter investment opportunities and help select investments that offer the most favorable risk/reward characteristics.

•

Versatile Transaction Structuring and Flexible Capital. Our Advisors have experience and expertise in evaluating and structuring investments at all levels of a company’s capital structure and with varying features, providing numerous tools to manage risk while preserving opportunities for income and capital appreciation. We seek to capitalize on this expertise to produce an investment portfolio that performs in a broad range of economic conditions while meeting the unique needs of a broad range of borrowers.

•

Long-Term Investment Horizon. We believe that our flexibility to make investments with a long-term perspective provides us with the opportunity to generate favorable returns on invested capital and expands the types of investments that we may consider. The long-term nature of our capital helps us avoid disposing of assets at unfavorable prices and we believe makes us a better partner for portfolio companies.

•

Limited Leverage. We anticipate maintaining a relatively low level of leverage compared to traditional financial institutions and many unregulated investment funds. We believe that limiting our leverage will reduce volatility and risk in our portfolio. Furthermore, by maintaining prudent leverage levels, we believe we will be better positioned to weather market downturns. We expect to borrow funds at a weighted leverage level of approximately 33% debt-to-total consolidated assets (excluding all liabilities and indebtedness not represented by senior securities).

See “Company Profile – Our Competitive Advantages” beginning on page 38.

Our Investment Strategy

Our investment strategy focuses on creating an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our portfolio. When evaluating an investment, we use the resources of our Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe that a flexible approach to investing allows us to take advantage of opportunities that offer favorable risk/reward characteristics.

While we consider each investment opportunity independently, we generally focus on companies that share the following characteristics:

•

Enterprise Size. We seek to provide capital to medium- and large-sized companies, which typically have more defensible market positions, stronger franchises and operations and better credit characteristics relative to their smaller peers. Although there are no strict lower or upper limits on the enterprise value of a company in which we may invest, we focus on companies with enterprise values ranging from $100 million to $4 billion. We use the term “enterprise value” to refer to the acquisition value of an entire company based on the combined debt and equity value of such company.

•

Capital Structure. Our portfolio consists primarily of senior and subordinated debt, which may in some cases be accompanied by warrants, options, equity co-investments, or other forms of equity participation. We seek to invest in companies that generate free cash flow at the time of our investment and benefit from material investments from well known equity investors.

•

Management Team. We seek to prioritize investing in companies with strong, existing management teams that we believe have a clear strategic vision, long-standing experience in their industry and a successful operating track record. We favor companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.

•

Stage of Business Life Cycle. We seek mature, privately owned businesses that have long track records of stable, positive cash flow. We do not intend to invest in start-up companies or companies with speculative business plans.

•

Industry Focus. While we will consider opportunities within all industries, we seek to prioritize industries having, in our view, favorable characteristics from a lending perspective. For example, we seek companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. We give less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.

•

Geography. As a business development company under the 1940 Act, we focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including countries that are members of the European Union, as well as Canada, Australia and Japan.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we consider each investment on a case-by-case basis. It is possible that not all of these criteria are met by each company in which we invest. Investment sizes will vary as our capital base changes and will ultimately be at the discretion of our Advisors subject to oversight by our board of directors. Prior to raising significant capital, we may make smaller investments and focus on syndicated leveraged loans and high-yield bonds.

Other Factors Affecting Portfolio Construction

As a business development company that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities are subject to certain regulatory restrictions that will shape our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code. For a description of certain valuation risks associated with our investments in privately owned companies, see “Risk Factors – A significant portion of our investment portfolio is recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments” on page 16.

In addition, we generally will not be permitted to co-invest alongside certain affiliates of our Advisors in privately negotiated transactions unless we obtain an exemptive order from the SEC. We have applied for such an exemptive order, although there is no assurance that we will obtain the requested relief. Before receiving relief, we will only participate in co-investments that are allowed under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. We currently do not intend to invest in companies that are controlled by affiliates of our Advisors. See “Company Profile – Other Factors Affecting Portfolio Construction” on page 42.

Use of Proceeds

We will use the net proceeds from this offering to make investments in accordance with our investment objective and by following the strategies described in this prospectus. These proceeds may be used for working capital purposes. See “Use of Proceeds” beginning on page 63.

Based on prevailing market conditions, we anticipate that we will invest the proceeds from each subscription closing generally within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, money market funds and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a business development company and our intention to qualify as a RIC. During this time, we may also use a portion of the net proceeds to pay our operating expenses and fund distributions to shareholders.

Through December 31, 2011, transactions in shares of our common stock were as follows:

	Year ended December 31, 2011		Period from June 9, 2010 (inception) to December 31, 2010

	Shares	Amount	Shares	Amount

Gross Proceeds from Sale of Shares	7,021,920	$70,897,954	22,222	$200,000
Commissions and Marketing Support Fees		(6,727,230)		—
Reinvestment of Distributions	29,024	265,897		—

Net Proceeds	7,050,944	$64,436,621	22,222	$200,000

Average Net Proceeds Per Share	$9.14		$9.00

Distribution Policy

On June 8, 2011, we began authorizing and paying monthly distributions to our shareholders. Because we intend to maintain our qualification as a RIC, we intend to distribute at least 90% of our annual taxable income to our shareholders. However, there can be no assurance that we will be able to pay distributions at a specific rate or at all. Each year, a statement on Internal Revenue Service Form 1099-DIV identifying the source of the distribution is mailed to our shareholders. See “Distributions” on page 64. Our board of directors meets quarterly to declare weekly distribution record dates and monthly distribution payment dates.

We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions (which will reduce the amount of capital that we may invest in assets). There can be no assurance that we will be able to sustain distributions at any particular level. Distributions from the proceeds of this offering or from borrowings could also reduce the amount of capital we ultimately invest in portfolio companies.

The tax character of shareholder distributions attributable to the fiscal year ended December 31, 2011 was as presented in the table below. There were no distributions declared or paid during the period from June 9, 2010 (inception) to December 31, 2010.

Distributions attributable to:	Amount	Percentage
Ordinary Income	$855,670	100%

Our Distribution Reinvestment Plan

We have adopted a distribution reinvestment plan that allows our shareholders to have the full amount of their distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan” on page 90.

Portfolio Update

On July 1, 2011, we commenced investment operations and began executing on our strategy of investing in the debt of privately owned U.S. companies. Specifically, as of December 31, 2011, our investment portfolio consisted of investment interests in 110 portfolio companies, for a total fair value of $106.6 million, excluding our short term investments. The primary investment concentrations include (i) senior debt and (ii) subordinated debt securities, which represented 67.2% and 32.7% of our portfolio at fair value, respectively. The debt investments in our portfolio were purchased at an average price of 97.7% of par value or stated value, as applicable.

At December 31, 2011, 58.5% of our debt investments, based on fair value, featured floating interest rates, primarily based on London Interbank Offered Rate (or “LIBOR”), and 41.5% of our debt investments featured fixed interest rates. At year end, approximately 65% of our floating rate assets had base-rate floors averaging 1.51%.

As of December 31, 2011, our investment portfolio was diversified across 24 industries (see “Company Profile – Portfolio Update”). The following table summarizes our top ten portfolio companies as a percentage of portfolio fair value as of December 31, 2011, excluding our short term investments:

Portfolio Company	Industry	Investments	Interest Rate*	Base Rate Floor	Maturity Date
Zayo Group	Telecommunication Services	Senior Debt Senior Debt	L+5.50% 10.25%	1.50% -	12/1/2016 3/15/2017
West Corp.	Software & Services	Senior Debt Subordinated Debt Subordinated Debt	L+4.25% 7.88% 8.63%	- - -	7/15/2016 1/15/2019 10/1/2018
Guitar Center, Inc.	Retailing	Senior Debt	L+5.25%	-	4/9/2017
J. Crew Group, Inc.	Retailing	Senior Debt Subordinated Debt	L+3.50% 8.13%	1.25% -	3/7/2018 3/1/2019
McJunkin Corp.	Energy	Senior Debt	9.50%	-	12/15/2016
Hubbard Radio, LLC	Media	Senior Debt Senior Debt	L+3.75% L+7.25%	1.50% 1.50%	4/28/2017 4/30/2018
VWR Funding, Inc.	Pharmaceuticals, Biotechnology & Life Sciences	Senior Debt Subordinated Debt	L+2.50% 10.25%	- -	6/30/2014 7/15/2015
Sabre Inc.	Transportation	Senior Debt	L+2.00%	-	9/30/2014
Immucor, Inc.	Health Care Equipment & Services	Senior Debt	L+5.75%	1.25%	8/19/2018
GCI Inc.	Telecommunication Services	Subordinated Debt	8.63%	-	11/15/2019

*	“L” is the three month London Interbank Offered Rate (LIBOR).

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that investors will likely have limited ability to sell their shares. As a result, we have established suitability standards which require investors to have either: (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Under these standards, net worth does not include your home, home furnishings or personal automobiles. In addition, our Managing Dealer will require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective shareholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of our shares, (d) the background and qualifications of our Advisors and (e) the tax consequences of the investment. See “Suitability Standards” beginning on page 83.

Plan of Distribution

We are offering on a best efforts, continuous basis up to 150,000,000 shares of our common stock at our current offering price of $10.85 per share. Our Managing Dealer is CNL Securities Corp., which is an affiliate of CNL and a member of the Financial Industry Regulatory Authority, or “FINRA,” and the Securities Investor Protection Corporation, or SIPC. Our Managing Dealer is not required to sell any specific number or dollar amount of shares, but has agreed to use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in shares of our common stock (or $4,000 for qualified plans). We will sell our shares on a continuous basis at the current offering price of $10.85. However, if our net asset value per share increases above our net proceeds per share as stated in this prospectus, we will sell our shares at a higher price when necessary to ensure that shares are sold at a net price, after deduction of selling commissions and marketing support fees, that is not below our net asset value per share. See “Plan of Distribution” beginning on page 85.

How to Subscribe

Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Review this entire prospectus and any appendices and supplements accompanying this prospectus.

•	Complete and execute a subscription agreement and submit the completed subscription agreement to a selected broker-dealer.

•

Your investment funds for the full purchase price of the shares of our common stock must be submitted with your subscription agreement. Your initial subscription amount must be at least $5,000 (or $4,000 for qualified plans). Any purchases thereafter must be at least $500.

•	Direct a funds wire to UMB Bank, N.A. as EA for Corporate Capital Trust, ABA Routing #101000695, Account #987 191 7118, FBO (Investor’s Name); or

•	Make any check payable to “UMB Bank, N.A., as EA for Corporate Capital Trust, Inc.” or, if purchasing for a qualified plan or brokerage account, the custodian of record.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive this prospectus. See “Subscription Process” on page 89. We are expecting to close on subscriptions received and accepted by us on a weekly basis.

Shareholder Liquidity Strategy

On or before December 31, 2018, our board of directors must consider, but is not required to recommend, a liquidity event for our shareholders. A liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our shareholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our board of directors will consider in determining whether to pursue a liquidity event in the future. Prior to a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased as described below. See “Company Profile – Shareholder Liquidity Strategy” beginning on page 50.

Share Repurchase Program

During the term of this offering, we do not intend to list our shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited. On or before June 16, 2012, we intend to commence a share repurchase program pursuant to which we intend to conduct quarterly tender offers to allow our shareholders to tender their shares at a price equal to our net asset value per share as of the relevant pricing date under the share repurchase program. Our share repurchase program will include numerous restrictions that limit your ability to sell your shares. We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. The limitations and restriction described above may prevent us from accommodating all repurchase requests made in any year. See “Share Repurchase Program” beginning on page 91.

Advisor Fees

We pay CNL a fee for its services under the Investment Advisory Agreement. The fee consists of two components: a management fee and an incentive fee. The Sub-Advisory Agreement between CNL and KKR provides that KKR receives 50% of all fees payable to CNL under the Investment Advisory Agreement.

The management fee is calculated at an annual rate of 2% of our average gross assets and is payable monthly in arrears. The incentive fee comprises the following two parts:

•

An incentive fee on net investment income, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears and is based upon our pre-incentive fee net investment income for the immediately preceding quarter. The quarterly incentive fee on net investment income is (a) 100% of the pre-incentive fee net investment income of between 1.75% and 2.1875% of average adjusted capital, plus (b) 20% of pre-incentive fee net investment income in excess of 2.1875% of average adjusted capital.

•

An incentive fee on capital gains is calculated and payable in arrears as of the end of each calendar year. It is equal to 20% of our realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains.

The incentive fee may induce our Advisors to make investments on our behalf that are more risky or more speculative than would otherwise be the case. Similarly, because our management fee is calculated based upon our gross assets (including any borrowings for investment purposes), our Advisors may be encouraged to use leverage to make additional investments. See “Risk Factors – Risks related to our Advisors and their respective affiliates – Our incentive fee may induce our Advisors to make speculative investments” on page 19. See “Advisory Agreements and Fees” beginning on page 59.

Reports to Shareholders

Within 45 days after the end of each fiscal quarter, we are required to file our quarterly report on Form 10-Q. Within 90 days after the end of each fiscal year, we are required to file our annual report on Form 10-K. We will provide a copy of our annual report to all shareholders of record as of the end of each fiscal year shortly after filing it with the SEC. Along with the reports listed above, any prospectus supplements, current reports on Form 8-K and any amendments to these listed reports are made available free of charge on our website at www.corporatecapitaltrust.com and on the SEC’s website at www.sec.gov. See “Additional Information – Reports to Shareholders” beginning on page 93.

Taxation of Our Company

We intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on ordinary income or capital gains we distribute to our shareholders from our tax earnings and profits. To maintain our RIC tax treatment, we must continue to meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will monitor our transactions to endeavor to prevent our disqualification as a RIC. See “Tax Matters” beginning on page 94.

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” beginning on page 14 before deciding to invest in shares of our common stock. Risks involved in an investment in us include (among others) the following:

•

We have less than one year of operating history. We were formed on June 9, 2010, and commenced operations on June 16, 2011 upon meeting our minimum offering requirement of selling, in aggregate, $2 million in common stock. We are subject to all of the business risks and uncertainties associated with any new business.

•

Our shares will not be listed on a national securities exchange unless and until this offering terminates, which means there will be no public market for our securities during the offering period. You will have limited ability to sell your shares. There is no assurance that our shares will be listed on a national securities exchange after the termination of this offering.

•

Our portfolio companies may request our assistance in the management of their affairs, however we may not have director or shareholder controls over the business affairs of the companies to which we loan capital. In addition, our investments in portfolio companies will be structured to be held until maturity and may not provide us with favorable terms for short term liquidity of the capital that we invest in them.

•

We have not established any limit on the extent to which we may use borrowings or proceeds from this offering to fund distributions to shareholders, which may reduce the amount of capital we ultimately invest in assets, and there can be no assurances that we will be able to sustain distributions at any particular level. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering, which may result in commensurate reductions in net asset value per share.

•

This is a “best efforts” offering and, if we are unable to raise substantial funds we will be more limited in the number and type of investments we may make. As a result, our ability to diversify will be constrained.

•

Our investments may include original issue discount instruments. To the extent original issue discount constitutes a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

•

You may be able to rely on your own broker-dealer to make an independent review and investigation of the terms of this offering. If you are unable to so rely on your broker-dealer, however, you will not have the benefit of any independent review and evaluation of the terms of this offering by our Managing Dealer. In addition, we do not, and do not expect to, have research analysts reviewing our performance or our securities on an ongoing basis. Therefore, you will not have an independent review of our performance and the value of our common stock relative to other publicly traded companies.

*     *     *     *     *

We maintain a website at www.corporatecapitaltrust.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear, directly or indirectly. Other expenses are estimated and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, shareholders will indirectly bear such fees or expenses.

Shareholder transaction expenses (as a percentage of offering price)
Sales load (1)	10.00%
Offering expenses (2)	1.50%
Distribution reinvestment plan fees (3)	None

Total shareholder transaction expenses	11.50%

Annual expenses (as a percentage of net assets attributable to common shares) (4)
Base management fee (5)	3.00%
Incentive fees (6)	1.35%
Interest payments on borrowed funds (7)	1.37%
Acquired fund fees and expenses (8)	0.00%
Other expenses (9)	1.91%

Total annual expenses	7.63%

Example

We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in our common stock. In calculating the following expense amounts, we have assumed that: (1) we have indebtedness equal to 50% of our average net assets, (2) that our annual operating expenses remain at the levels set forth in the table above, (3) that the annual return on investment before fees and expenses is 5%, as required by the SEC, (4) that the net return after payment of fees and expenses is distributed to shareholders and reinvested at net asset value, and (5) that subscribers to our shares will pay an up-front selling commission of up to 7% and a marketing support fee of up to 3% with respect to common stock sold by us in this offering.

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from investment income: (4)		$170		$277		$382		$633
You would pay the following incremental incentive fees on a $1,000 investment, assuming 5% annual return from realized capital gains:	$	+12	$	+33	$	+49	$	+73

While the example assumes a 5% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than 5%. This example should not be considered a representation of your future expenses. The subordinated incentive fee on income under our Investment Advisory Agreement is unlikely to be material, assuming that the 5% annual return is generated entirely from investment income. If we achieve sufficient returns on our investments to trigger a subordinated incentive fee on income of a material amount, both our distributions to our common shareholders and our expenses would likely be higher. If the 5% annual return is generated entirely from annual, realized capital gains, an incentive fee on capital gains under the Investment Advisory Agreement would be incurred, as shown above. See “Advisory Agreements and Fees” for information concerning incentive fees. If we achieve sufficient returns on our investments to trigger a subordinated incentive fee on income of a material amount, both our distributions to our common shareholders and our expenses would likely be higher.

(1)	As shares are sold, you will pay a maximum sales load of 10% for combined selling commissions and marketing support fees to our Managing Dealer in accordance with the terms of the managing dealer agreement, which we refer to in this prospectus as the Managing Dealer Agreement. Our Managing Dealer will engage unrelated, third-party participating broker-dealers in connection with the offering of shares. In connection with the sale of shares by participating broker-dealers, our Managing Dealer will reallow and pay participating broker-dealers up to: (a) 7% of the gross proceeds from their allocated sales and (b) 3% for marketing support fees. See “Plan of Distribution” for a description of the circumstances under which a selling commission and/or marketing support fee may be reduced or eliminated in connection with certain purchases. Selling commissions and marketing support fees will not be paid in connection with the purchase of shares pursuant to the distribution reinvestment plan.

(2)	The offering expense ratio of 1.5% is based on current estimates of (i) organization and offering costs of $15 million to be incurred by us, and (ii) a gross capital raise of $975 million to $1.125 billion over an assumed remaining term of this offering ending on April 3, 2014. While we believe that these estimates are reasonable, the actual offering expense ratio may be higher than 1.5%. CNL and KKR are responsible for the payment of our organization and offering expenses to the extent that these expenses exceed 5% of the aggregate gross proceeds from the offering, without recourse against or reimbursement by us.

Pursuant to an Expense Support and Conditional Reimbursement Agreement between us and the Advisors initially dated as of June 7, 2011 (and as amended), the Advisors have agreed to pay certain of our operating expenses during the period June 16, 2011 through June 30, 2012. Under certain conditions the Advisors would be entitled to reimbursement of such payments. See “Financial Condition, Liquidity and Capital Resources — Expense Waiver and Reimbursement Arrangements with our Advisors.”

(3)	The expenses of the distribution reinvestment plan are included in Other Expenses. See “Distribution Reinvestment Plan.”

(4)	Amount assumes we sell $375 million worth of our common stock in calendar year 2012 and also assumes we borrow funds equal to 50% of our net assets. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ.

(5)	Our base management fee paid to our Advisors is calculated at an annual rate of 2% on the average value of our gross assets, and assuming we borrow funds at 50% of net assets. If we borrow funds in excess of 50% debt-to-net asset value ratio, then our base management fee in relation to our net assets would be higher because the base management fee is calculated on the basis of our gross assets (which includes any borrowings).

(6)	The estimate for incentive fees assumes that the incentive fees payable to our Advisors for 2012 (including the accrual for unrealized gains) will bear the same percentage to average net assets for 2012 as (i) the incentive fees, including the accrual for unrealized gains, for 2011 ($282,570, as reported in our 2011 Form 10-K) bears to (ii) our average net assets for 2011 ($20.926 million, as reported in our 2011 Form 10-K), which percentage is 1.35%. Actual results for 2012 may differ materially from this estimate. Based on our current business plan, we anticipate that we may have sufficient capital gains and net investment income that could result in the payment of an incentive fee to our Advisors for the fiscal year ending December 31, 2012. The incentive fee, if any, comprises two parts:

(i)	a subordinated incentive fee on income, which, at a maximum, for any quarter in which our pre-incentive fee net investment income exceeds 2.1875% of our average adjusted capital, will equal 20% of the amount of our pre-incentive fee net investment income; and
(ii)	an incentive fee on capital gains that will equal 20% of our capital gains, if any, less the aggregate amount of any previously paid incentive fee on capital gains. The amount in the table assumes that the incentive fee on capital gains will be approximately 0.05% of average net assets and is based on the unrealized appreciation of our investments for the year ended December 31, 2011 and assumes that all such unrealized appreciation is converted to realized capital gains for the fiscal year ending December 31, 2012. Such amounts are expressed as a percentage of the estimated average net assets of approximately $197.3 million for the fiscal year ending December 31, 2012.

The incentive fees are based on our performance and will not be paid unless we achieve certain goals. See “Advisory Agreements and Fees” for more information concerning the incentive fees.

(7)	We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering and the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 50% of our net assets and that the average annual cost of leverage including the amortization of cost associated with obtaining leverage on the amount borrowed is 2.74%.

(8)	From time to time, we may invest in the securities or other investment instruments of public investment companies or BDCs. In addition, under the 1940 Act we may invest in private investment companies in limited circumstances. If we were to make such investments, we would incur fees and our shareholders would pay two levels of fees. As we have not decided to what extent we may make any such investments, any estimate of the amount of such fees would be highly speculative.

(9)	Other expenses are based on a projection of expenses we expect to incur in connection with administering our business and our company during calendar year 2012. The percentage presented in the fees and expenses table is based on the assumptions that we raise $375 million and achieve average net assets of approximately $197.3 million during such time. See “Discussion of Expected Operating Results — Expenses.”

CERTAIN QUESTIONS AND ANSWERS

Q:	What are business development companies?

A:	Business development companies are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, business development companies are subject to only certain sections of and rules under the 1940 Act, as well as the Securities Act of 1933, as amended, or the Securities Act, and the Securities Exchange Act of 1934, as amended, or the Exchange Act. Business development companies typically invest in private or thinly traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. Business development companies can be internally or externally managed and may qualify to elect to be taxed as regulated investment companies, or RICs, for federal tax purposes if they so choose.

Q:	What is a RIC?

A:	A RIC is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its shareholders as taxable distributions. To qualify as a RIC, a company must meet certain source-of-income and asset diversification requirements. In addition, in order to maintain RIC tax treatment, a company must distribute to its shareholders for each taxable year at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses.

Q:	What is a “best efforts” securities offering and how long will this securities offering last?

A:	When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell such shares. Broker-dealers are not underwriters, and they do not have a firm commitment or obligation to purchase any of the shares of common stock. We intend to file post-effective amendments to this registration statement, which will be subject to SEC review, to allow us to continue this offering for at least two years. Under certain conditions, we may decide to extend this offering beyond two years.

Q:	At what periodic frequency will we accept and close on subscriptions?

A:	We are expecting to close on subscriptions received and accepted by us on a weekly basis.

Q:	Will I receive a stock certificate?

A:	No. Our board of directors has authorized the issuance of shares of our capital stock without stock certificates. All shares of our common stock are issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces our offering costs and transfer agency costs.

Q:	Can I invest through my IRA, SEP or after-tax deferred account?

A:	Yes, subject to the suitability standards. A custodian, trustee or other authorized person must process and forward to us subscriptions made through individual retirement accounts, or IRAs, simplified employee pension plans, or SEPs, or after-tax deferred accounts. In the case of investments through IRAs, SEPs or after-tax deferred accounts, we will send the confirmation and notice of our acceptance to such custodian, trustee or other authorized person. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:	What kinds of fees will I be paying?

A:	There are two types of fees that you will incur. First, there are shareholder transaction expenses that are a one-time up-front fee. They are calculated as a percentage of the public offering price and made up of selling commissions, marketing support fees and offering expenses. Second, as an externally managed business development company, we will also incur various recurring expenses, including the management fees and incentive fees that are payable under our Investment Advisory Agreement and administrative costs that are payable under our Administrative Services Agreement. See “Fees and Expenses” and “Advisory Agreements and Fees” for more information.

Q:	How will the payment of fees and expenses affect my invested capital?

A:	The payment of fees and expenses will reduce: (1) the funds available to us for investments in portfolio companies, (2) the net income generated by us, (3) funds available for distribution to our shareholders and (4) the book value of your shares of common stock.

Q:	Are there any restrictions on the transfer of shares?

A:	No. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable. We do not intend to list our securities on any securities exchange during the offering period, and we do not expect there to be a public market for our shares in the foreseeable future. As a result, your ability to sell your shares will be limited. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors – Risks related to an investment in our common stock.”

Q:	Will I be able to sell my shares of common stock in a secondary market?

A:	We do not intend to list our shares on a securities exchange during the offering period and do not expect a public market to develop for our shares in the foreseeable future. Because of the lack of a trading market for our shares, shareholders may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q:	Will I otherwise be able to liquidate my investment?

A:	On or before December 31, 2018, our board of directors must consider, but is not required to recommend, a liquidity event for our shareholders. A liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or other transaction approved by our board of directors in which our shareholders will receive cash or shares of another publicly traded company; or (iii) a sale of all or substantially all of our assets, either on a complete portfolio basis or individually, followed by a liquidation. However, there can be no assurance that we will complete a liquidity event within such time or at all. To provide limited, interim liquidity to our shareholders, we plan, but are not required, to conduct quarterly tender offers in accordance with the 1940 Act. This will be the only method available to our shareholders to obtain liquidity that we will offer prior to a liquidity event. See “Share Repurchase Program.”

Q:	Will the distributions I receive be taxable?

A:	Yes. Although we intend to maintain annually our qualification as a RIC and generally not to pay federal corporate-level taxes, distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (generally our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits, or return of capital, first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. See “Tax Matters.”

Q:	When will I get my detailed tax information?

A:	Consistent with the Internal Revenue Service requirements, we intend to send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a Form 1099-DIV detailing the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q:	Where are the principal executive offices of Corporate Capital Trust?

A:	Our principal executive offices are located at 450 S. Orange Ave., Orlando, FL 32801.

Q:	Who can help answer my questions?

A:	If you have more questions about this offering and the suitability of investing, you should contact your registered representative, financial advisor or investment advisory representative. If at any time you wish to receive this prospectus or the statement of additional information, or SAI, or any amendments to either of them, you may do so, free of charge, by contacting us through written communication at 450 S. Orange Ave., Orlando, FL 32801 or by telephone at 866-650-0650 or by downloading these materials on our website at www.corporatecapitaltrust.com.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value and trading price, if any, of our common stock could decline, and you may lose all or part of your investment.

Risks related to our business

We have less than one year of operating history.

We were formed on June 9, 2010, and met our minimum offering requirement of selling, in aggregate, $2 million in common stock on June 16, 2011. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially.

Price declines in the medium- and large-sized corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation.

Prior to the onset of the financial crisis that began in 2007, securitized investment vehicles, hedge funds and other highly leveraged non-bank financial institutions comprised the majority of the market for purchasing and holding senior and subordinated debt. As the trading price of the loans underlying these portfolios began to deteriorate beginning in the first quarter of 2007, we believe that many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, widespread redemption requests, and other constraints resulting from the credit crisis generating further selling pressure.

Conditions in the medium- and large-sized U.S. corporate debt market may experience similar disruption or deterioration in the future, which may cause pricing levels to similarly decline or be volatile. As a result, our net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve our investment objective depends on the Advisors’ ability to manage and support our investment process. If the Advisors were to lose a significant number of their respective key professionals, our ability to achieve our investment objective could be significantly harmed.

We have no internal management capacity or employees other than our appointed executive officers and will be dependent upon the investment expertise, skill and network of business contacts of our Advisors to achieve our investment objective. Our Advisors will evaluate, negotiate, structure, execute, monitor, and service our investments. Our future success will depend to a significant extent on the continued service and coordination of our Advisors, including their respective key professionals. The departure of a significant number of an Advisor’s key professionals could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective also depends on the ability of our Advisors to identify, analyze, invest in, finance, and monitor companies that meet our investment criteria. Our Advisors’ capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the involvement of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Advisors may need to retain, hire, train, supervise, and manage new investment professionals to participate in our investment selection and monitoring process. Our Advisors may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our business, financial condition and results of operations.

In addition, both the Investment Advisory Agreement and the Sub-Advisory Agreement have termination provisions that allow the agreements to be terminated by us on 60 days’ notice without penalty. Our Investment Advisory Agreement may be terminated at any time, without penalty, by CNL upon 120 days’ notice to us. The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by KKR upon 120 days’ notice and may be terminated, without the payment of penalty, by CNL upon 60 days’ notice if our board of directors or holders of a majority of our outstanding shares of common stock so direct. In addition, CNL and KKR have agreed that, in the event that one of them is removed by us other than for cause, or the advisory agreement of either of them is not renewed, the other will also terminate its agreement with us. The termination of either agreement may adversely affect the quality of our investment opportunities. In addition, in the event either agreement were terminated, it may be difficult for us to replace CNL or for CNL to replace KKR.

The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you, which will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets. We may not be able to pay you distributions, or be able to sustain distributions at any particular level, and our distributions may not grow over time. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets) and there can be no assurance that we will be able to sustain distributions at any particular level.

We expect to pay distributions out of assets legally available for distribution. However, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of the risks described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. We cannot assure you that we will continue to pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay our distributions from the proceeds of this offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Distributions from the proceeds of this offering or from borrowings also could reduce the amount of capital we ultimately invest in interests of portfolio companies.

Because our business model depends to a significant extent upon relationships with corporations, financial institutions and investment firms, the inability of the Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that CNL and KKR will depend on their relationships with corporations, financial institutions and investment firms, and we rely indirectly to a significant extent upon these relationships to provide us with potential investment opportunities. If CNL or KKR fails to maintain its existing relationships or develop new relationships or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom CNL and KKR have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other business development companies and investment funds (including registered investment companies, private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in our target market of privately owned U.S. companies. As a result of these new entrants, competition for investment opportunities in privately owned U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.

We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure criteria. If we are forced to match these criteria to make investments, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations, and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. Also we may not be able to identify and make investments that are consistent with our investment objective.

A portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. There is not a public market or active secondary market for many of the securities of the privately held companies in which we intend to invest. The majority of our investments are not publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we value these securities quarterly at fair value as determined in good faith by our board of directors.

The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and our Advisors have a conflict of interest in making the determination. We value these securities quarterly at fair value as determined in good faith by our board of directors based on input from our Advisors, a third-party independent valuation firm retained by our board of directors, and our audit committee. Our board of directors may utilize the services of an independent third-party valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by our board of directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments. See “Determination of Net Asset Value.”

Our board of directors may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state, and federal level. Changes to the laws and regulations governing our permitted investments may require a change to our investment strategy. Such changes could differ materially from our strategies and plans as set forth in this prospectus and may shift our investment focus from the areas of expertise of our Advisors. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures.

We are subject to the Sarbanes-Oxley Act of 2002, or the “Sarbanes-Oxley Act,” and the related rules and regulations promulgated by the SEC. We anticipate that, beginning with our fiscal year ending December 31, 2012, we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing, and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable and default rates on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. These occurrences could have a material adverse effect on our results of operations, the value of your investment in us and our ability to pay distributions to you and our other shareholders.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our net asset value. See “Determination of Net Asset Value.”

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code. See “Tax Matters.”

If we internalize our management functions, your interest in us could be diluted, we could incur other significant costs associated with being self-managed and may not be able to retain or replace key personnel, and we may have increased exposure to litigation as a result of internalizing our management functions.

We may internalize management functions provided by our Advisor and our Sub-Advisor. Our board of directors may decide in the future to acquire assets and personnel from our Advisor or its affiliates for consideration that would be negotiated at that time. There can be no assurances that we will be successful in retaining our Advisor’s key personnel in the event of a management internalization transaction. In the event we were to acquire our Advisor or our Sub-Advisor, we cannot be sure of the form or amount of consideration or other terms relating to any such acquisition, which could take many forms, including cash payments, promissory notes and/or shares of our stock. The payment of such consideration could reduce our net investment income.

We cannot reasonably estimate the amount of fees to our Advisor and Sub-Advisor we would avoid paying, and the costs we would incur, if we acquired these entities, or acquired assets and personnel from these entities. If the expenses we assume as a result of management internalization are higher than the expenses we avoid paying to our Advisor and Sub-Advisor, our net investment income would be lower than it otherwise would have been had we not acquired these entities, or acquired assets and personnel from these entities.

Additionally, if we internalize our management functions, we could have difficulty integrating these functions. Currently, the officers and associates of our Administrator and related parties and contracting parties with the Administrator perform general and administrative functions, including accounting and financial reporting. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could result in our incurring additional costs and divert our management’s attention from effectively managing our portfolio or our operations.

In recent years, management internalization transactions have been the subject of shareholder litigation. Shareholder litigation can be costly and time-consuming, and there can be no assurance that any litigation expenses we might incur would not be significant or that the outcome of litigation would be favorable to us. Any amounts we are required to expend defending any such litigation will reduce our net investment income.

Risks related to our Advisors and their respective affiliates

The Advisors have limited experience managing a business development company.

Although they have experience managing assets of the type in which we intend to invest, our Advisors have less than one year of experience managing a vehicle regulated as a business development company and may not be able to operate our business successfully or achieve our investment objective. As a result, an investment in our shares of common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other types of investment vehicles previously managed by the Advisors. For example, under the 1940 Act, business development companies are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, asset diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or RIC or could force us to pay unexpected taxes and penalties, which could be material. The Advisors’ lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

The Advisors and their respective affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking by us.

The Advisors and their respective affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Generally, the more equity we sell in public offerings and the greater the risk assumed by us with respect to our investments, the greater the potential for growth in our assets and profits (and, correlatively, the fees payable by us to the Managing Dealer and the Advisors). These compensation arrangements could affect our Advisors’ or their respective affiliates’ judgment with respect to public offerings of equity and investments made by us, which allow the Managing Dealer to earn additional marketing support fees and the Advisors to earn increased asset management fees.

The time and resources that individuals associated with the Advisors devote to us may be diverted, and we may face additional competition due to the fact that neither CNL nor KKR is prohibited from raising money for or managing another entity that makes the same types of investments that we target.

The Advisors currently manage other investment entities and are not prohibited from raising money for and managing future investment entities that make the same types of investments as those we target. As a result, the time and resources that our Advisors devote to us may be diverted, and during times of intense activity in other programs they may devote less time and resources to our business than is necessary or appropriate. In addition, we may compete with any such investment entity for the same investors and investment opportunities. While we intend to co-invest with such investment entities to the extent permitted by the 1940 Act and the rules and regulations thereunder, the 1940 Act imposes significant limits on co-investment. As a result, we and our Advisors have applied for exemptive relief from the SEC under the 1940 Act, which, if granted, would allow additional latitude to co-invest. However, there is no assurance that we will obtain such relief. In the event the SEC does not grant us relief, we will be limited in our ability to invest in certain portfolio companies in which the Advisors or any of their respective affiliates are investing or are invested. Even if we are able to obtain exemptive relief, we will be unable to participate in certain transactions originated by the Advisors or their respective affiliates prior to receipt of such relief. Affiliates of KKR, whose primary business includes the origination of investments, engage in investment advisory businesses with accounts that compete with us. Affiliates of KKR have no obligation to make their originated investment opportunities available to KKR or to us.

We may be obligated to pay our Advisors incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Investment Advisory Agreement entitles CNL to receive an incentive fee based on our net investment income regardless of any capital losses. In such case, we may be required to pay CNL an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter. CNL will pay 50% of any such incentive fee to KKR.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Our Advisors are not obligated to reimburse us for any part of the incentive fee they received that was based on accrued income that we never received as a result of a subsequent default, and such circumstances would result in our paying a subordinated incentive fee on income we never receive.

For federal income tax purposes, we are required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of being a RIC, see “Tax Matters.”

Our incentive fee may induce our Advisors to make speculative investments.

The incentive fee payable by us to CNL (50% of which will be paid to KKR) may create an incentive for our Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangements. The way in which the incentive fee is determined may encourage our Advisors to use leverage to increase the return on our investments. In addition, the fact that our management fee (a portion of which will be paid to KKR) is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our Advisors to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

Our ability to enter into transactions with our affiliates will be restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by either of our Advisors or their respective affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, invest alongside our Advisors’ and their respective affiliates’ other clients, including other entities they manage, which we refer to in this prospectus as affiliates’ other clients, in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance. We may also invest alongside an Advisor’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the Advisors’ allocation policies. It is our policy to base our board of directors’ determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of exemptive relief, if any, granted to us by the SEC (as discussed below), our Advisors will need to decide which client or clients will proceed with the investment. Generally, we will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we are unable to invest in any issuer in which an affiliates’ other client holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to us. We and our Advisors have applied for exemptive relief from the SEC to permit us greater flexibility to co-invest with affiliates’ other clients in a manner consistent with our investment objective, positions, policies, strategies, and restrictions as well as regulatory requirements and other pertinent factors. However, there is no assurance that we will obtain such SEC exemptive relief.

If we do not obtain exemptive relief from the SEC to allow us to co-invest alongside affiliates of our Advisors, we may be required to adjust our investment strategy.

Our investment strategy contemplates that we will focus on investing capital in originated transactions that are sourced by our Advisors. Originated transactions may include transactions that are privately negotiated and sourced on a proprietary basis. Because our Advisors may manage other investment funds whose mandates include participating in such transactions, such investments will need to be made on a co-investment basis. The 1940 Act imposes significant limits on co-investment with affiliates of our Advisors. We generally will not be permitted to co-invest alongside affiliates of our Advisors in privately negotiated transactions unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term , and will not participate in transactions where other terms are negotiable. We and our Advisors have sought such an exemptive order, although there is no assurance that we will obtain the requested relief. In the event the SEC does not grant us relief, we will only participate in co-investments that are allowed under existing regulatory guidance, which would reduce the amount of transactions in which we can participate and make it more difficult for us to implement our investment objective. Even if we are able to obtain exemptive relief, we are unable to participate in certain transactions originated by the Advisors or their respective affiliates, including during the period prior to receiving such relief.

We may make investments that could give rise to a conflict of interest.

We do not expect to invest in, or hold securities of, companies that are controlled by affiliates’ other clients. However, an affiliates’ other clients may invest in, and gain control over, one of our portfolio companies. If an affiliates’ other client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions our Advisors may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Advisors may be unable to engage in certain transactions that they would otherwise pursue. In order to avoid these conflicts and restrictions, our Advisors may choose to exit these investments prematurely and, as a result, we would forego any positive returns associated with such investments. In addition, to the extent that another client holds a different class of securities than us as a result of such transactions, our interests may not be aligned.

We plan to forego any benefit that could result from investing in companies controlled by affiliates’ other clients.

We do not expect to invest in, or hold securities of, companies that are controlled by affiliates’ other clients. We do not expect to pursue or hold investments in these companies even if our Advisors determine that these investments meet our investment objective and strategies. As a result, we will forego the opportunity to receive any positive returns associated with investing in companies controlled by affiliates’ other clients.

We are not managed by KKR & Co. or CNL Financial Group but rather subsidiaries of both and may not replicate the success of those entities.

Although we seek to capitalize on the experience and resources of our Advisors’ respective platforms, we are managed by CNL Fund Advisors Company and KKR Asset Management LLC and not by CNL Financial Group or KKR & Co. Our performance may be lower or higher than the performance of other entities managed by CNL Financial Group or KKR & Co. or their affiliates and their past performance is no guarantee of our future results.

Risks related to business development companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a business development company.

As a business development company, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition, and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions and correspondingly decrease our operating flexibility.

Regulations governing our operation as a business development company and RIC will affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

As a result of the annual distribution requirement to qualify as a RIC, we may need to access the capital markets periodically to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. If we issue senior securities, we are exposed to typical risks associated with leverage, including an increased risk of loss. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a business development company, therefore, we intend to issue equity continuously at a rate more frequent than our privately owned competitors, which may lead to greater shareholder dilution.

We may borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC, which would generally result in a corporate-level tax on any income and net gains. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common shareholders.

In addition, we anticipate that as market conditions permit, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. We would not treat the debt issued by such a subsidiary as senior securities.

We are uncertain of our sources for funding our future capital needs. If we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require additional debt or equity financing to operate. In addition, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders to maintain our RIC status. Accordingly, in the event that we need additional capital in the future for investments or for any other reason we may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to us due to unfavorable economic conditions, which could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. Consequently, if we cannot obtain further debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

Risks related to our investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors.

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Senior Debt. When we invest in senior debt, we generally seek to take a security interest in the available assets of these portfolio companies, including in equity interests in any of their subsidiaries. There is a risk that the collateral securing our investments may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

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Subordinated Debt. Our subordinated debt investments are generally subordinated to senior debt and are generally unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our shareholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

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Equity Investments. We expect to make selected equity investments. In addition, when we invest in senior and subordinated debt, we may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Most loans in which we invest will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality. Loans rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

To the extent original issue discount constitutes a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.

Our investments may include original issue discount instruments. To the extent original issue discount constitutes a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability.

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Original issue discount instruments may create heightened credit risks because the inducement to trade higher rates for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.

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For accounting purposes, cash distributions to shareholders representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income comes from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact.

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In the case of payment-in-kind, or “PIK,” “toggle” debt, the PIK election has the simultaneous effects of increasing the assets under management, thus increasing the base management fee, and increasing the investment income, thus increasing the incentive fee.

•	Original issue discount creates risk of non-refundable cash payments to the advisor based on non-cash accruals that may never be realized.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Subordinated liens on collateral securing debt that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we will make in portfolio companies will be secured on a second priority basis by the same collateral securing senior debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Although we intend to generally structure certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company or a representative of us or the Advisors sat on the board of directors of such portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors.

In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to, or exercise control or influence over the board of directors of, the borrower.

We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, may not be able to dispose of our interest in our portfolio companies.

We do not expect to control most of our portfolio companies, although we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. To the extent that we use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income.

In addition, due to the continuing effects of the prolonged economic crisis and recession that began in 2007, interest rates have recently been at or near historic lows. In the event of a significant rising interest rate environment, our portfolio companies with adjustable-rate loans could see their payments increase and there may be a significant increase in the number of our portfolio companies who are unable or unwilling to repay their loans. Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, our investments with fixed rates may decline in value because they are locked in at below market yield.

We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

We may acquire various structured financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.

We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our shareholders.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior or second lien secured loans. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

Since the third quarter of 2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. The financial services sector has been negatively impacted by significant write-offs as the value of the assets held by financial firms has declined, impairing their capital positions and abilities to lend and invest. Such value declines were exacerbated by widespread forced liquidations. Such forced liquidations impacted many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets and caused extreme economic uncertainty.

While financial conditions appear to have improved since March 2009, financial markets continue to experience disruption and volatility, economic activity has remained subdued and corporate interest rate risk premiums remain at or near historically high levels, particularly in the loan and high-yield bond markets, resulting in illiquidity in parts of the capital markets. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition, results of operations and cash flows. In addition, unfavorable economic conditions, including rising interest rates, may also increase our funding costs, limit our access to capital markets or negatively impact our ability to obtain financing, particularly from the debt markets. Future financial market uncertainty could also lead to further financial market disruptions and could further impact our ability to obtain financing. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

•	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

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may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of the Advisors’ management may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These privately negotiated over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Also, under the 1940 Act, if there is no readily available market for these investments, we are required to carry these investments at fair value as determined by our board of directors. As a result if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Advisors or any of their respective affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

Finally, little public information generally exists about private companies and these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of our Advisors to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

We may not have the funds or ability to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, we prefer other opportunities, we are limited in our ability to do so by compliance with business development company requirements, or we desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by our Advisors’ allocation policies. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

The agreements governing CCT Funding’s revolving credit facility contain various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and our ability to pay distributions to our shareholders.

As previously reported, on August 22, 2011, our wholly-owned financing subsidiary, CCT Funding, entered into a revolving credit facility with Deutsche Bank AG, New York Branch, or Deutsche Bank. The agreements governing this facility contain default provisions such as:

•	the failure to make principal payments when due or interest payments within three business days of when due;

•	borrowings under the facility exceeding the applicable advance rates;

•	the purchase by CCT Funding of certain ineligible assets;

•	the insolvency or bankruptcy of us or CCT Funding;

•	the decline of CCT Funding’s net asset value below a specified threshold; and

•	fraud or other illicit acts by us, KKR or CNL in our or their respective investment advisory capacities

An event of default under the facility may result, among other things, in the termination of the availability of further funds under the facility and an accelerated maturity date for all amounts outstanding under the facility. This could disrupt our business, reduce our revenues and, by delaying any dividends allowed to us under the facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business, make distribution payments to our shareholders and maintain our status as a RIC.

The agreements governing the facility also require CCT Funding to comply with certain operational covenants. These covenants require CCT Funding to, among other things, maintain eligible assets with an aggregate value equal to or exceeding a specified multiple of the borrowings under the facility. In addition, the occurrence of certain “Super- Collateralization Events” results in an increase of the collateral equity value that CCT Funding is required to maintain. Super-Collateralization Events include, among other things:

•	certain key employees ceasing to be directors, principals, officers or investment managers of KKR;

•	the bankruptcy or insolvency of KKR or CNL;

•	KKR’s ceasing to act as sub-advisor for us or CCT Funding, or CNL’s ceasing to act as investment adviser for us or CCT Funding;

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our ceasing to act as CCT Funding’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value above a specified threshold; and

•	fraud or other illicit acts by us, KKR or CNL in our or their respective investment advisory capacities.

A decline in the value of assets owned by CCT Funding or the occurrence of a Super-Collateralization Event under the facility could result in our being required to contribute additional assets to CCT Funding, which would likely disrupt our business and impact our ability to meet our investment objectives and pay distributions to our shareholders.

The failure to meet collateral requirements under the facility or the occurrence of any other event of default that results in the termination of the facility may force CCT Funding or us to liquidate positions at a time and/or at a price that is disadvantageous to us and could result in losses. In addition, upon the occurrence of an event of default under the facility, Deutsche Bank would have the right to the assets pledged as collateral supporting the amounts outstanding under the facility and could sell such assets in order to satisfy amounts due under the facility.

Each borrowing under the facility is subject to the satisfaction of certain conditions. We cannot assure that CCT Funding will be able to borrow funds under the facility at any particular time or at all. See “Discussion of Expected Operating Results—Financial Condition, Liquidity and Capital Resources” for a more detailed discussion of the terms of the facility.

To the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders, and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. To the extent we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Advisors.

We may use leverage to finance our investments. The amount of leverage that we employ will depend on our Advisors’ and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions.

As of December 31, 2011 and as of March 16, 2012, $25.34 million and $63.74 million, respectively, was borrowed and outstanding under our credit facility. As of March 16, 2012 the stated interest rate for all amounts borrowed under the credit facility was 1.94275% (30/360 interest calculation method).

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculated results in the table are hypothetical and actual returns may be higher or lower than those presented in the table. The calculated results are based on the following assumptions:

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$89.59 million in income and dividend earning assets at beginning of 2012 (i.e., assumed total assets for the purpose of this illustration is equal to investments at fair value as of December 31, 2011 and reduced by the amount of payables for investments purchased at fair value);

•	$25.34 million in debt outstanding for 2012;

•	an unused credit facility commitment balance of $49.66 million for 2012;

•	$65.16 million in net assets attributable to common stock;

•	a current effective interest rate of 1.97% for 2012; and

•	a commitment fee of 0.75% on unused credit facility commitment balance starting on March 27, 2012.

In order to compute the “corresponding return to shareholders,” the “assumed return on our portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. The accrued interest expense is calculated by adding (a) the product of the assumed current effective interest rate times the assumed debt outstanding, and (b) the product of the commitment fee commencing on March 27, 2012 times the assumed unused credit facility commitment balance. The accrued interest expense as so calculated is then subtracted from the assumed return to us in order to determine the return available to shareholders. The return available to shareholders is then divided by the total amount of net assets attributable to common stock to determine the “corresponding return to shareholders.” The amortization of deferred credit facility financing costs is not considered in accrued interest expense; actual interest payments may be different.

Assumed return on our portfolio (net of expenses)	-10%	-5%	0%	5%	10%	0.88%
Corresponding return to shareholders	-14.96%	-8.08%	-1.21%	5.67%	12.54%	0.00%

The illustrative results in the table above indicate that an assumed -5.0% annual return on our earning assets in 2012 would hypothetically result in an -8.08% return to shareholders of our common stock. Likewise, an assumed 5.0% annual return on our earning assets in 2012 would hypothetically result in an 5.67% return to shareholders of our common stock. Finally, our portfolio must hypothetically earn an annual return of 0.88% in 2012 in order to cover annual interest payments on the assumed level of debt outstanding in 2012.

Risks related to an investment in our common stock

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value.

The purchase price at which you purchase shares will be determined at each closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and marketing support fees. As a result, your purchase price may be higher than the prior subscription closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior subscription closing price. See “Determination of Net Asset Value.”

If we are unable to raise substantial funds in our ongoing, continuous “best efforts” offering, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

Our continuous offering is being made on a best efforts basis, whereby our Managing Dealer and participating broker-dealers are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

Our shares are not listed on an exchange or quoted through a quotation system and will not be listed for the foreseeable future, if ever. Therefore, our shareholders will have limited liquidity and may not receive a full return of invested capital upon selling their shares.

Our shares are illiquid investments for which there is not a secondary market nor is it expected that any will develop in the future. On or before December 31, 2018, our board of directors must consider, but is not required to recommend, a liquidity event for our shareholders. A future liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our shareholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. Certain types of liquidity events, such as a listing, would allow us to retain our investment portfolio intact while providing our shareholders with access to a trading market for their securities.

We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our board of directors will consider in determining whether to pursue a liquidity event in the future. Prior to a liquidity event, our share repurchase program, if implemented, may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased.

Also, since a portion of the public offering price from the sale of shares in this offering will be used to pay expenses and fees, the full offering price paid by the shareholders will not be invested in portfolio companies. As a result, even if we do complete a liquidity event, you may not receive a return of all of your invested capital. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to participation in our share repurchase program, which we have no obligation to commence, or, if commenced, to maintain.

If our shares are listed on a national securities exchange or quoted through a quotation system, we cannot assure you a public trading market will develop or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock, if listed, will trade at, above or below net asset value.

FINRA Rule 2310 requires certain disclosures regarding whether our affiliates have offered prior investment programs where the date or time period at which point the program might be liquidated was disclosed, and whether or not this target liquidity event did, in fact, timely occur. CNL Financial Group and its affiliates have offered and sold six non-traded public real estate investment trust, or REIT, programs and no prior business development companies, that were subject to FINRA Rule 2310. Three of the non-traded public REIT programs have gone full cycle to liquidation. For each program whose prospectus disclosed a date by which that program might be liquidated, that program was liquidated prior to such projected date. While non-traded public REIT programs offered by CNL Financial Group have never delayed a stated liquidity event beyond the date contemplated in the program’s offering document, we can offer no assurance that this will not happen in the future or that we will meet the investment objective established by us. KKR has never offered an investment program subject to the disclosure requirements contained in FINRA Rule 2310.

Our Managing Dealer in our continuous offering may be unable to sell a sufficient number of shares of common stock for us to achieve our investment objective. Our ability to conduct our continuous offering successfully is dependent, in part, on the ability of our Managing Dealer to successfully establish, operate and maintain relationships with a network of broker-dealers.

There is no assurance that our Managing Dealer will be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a diversified portfolio of investments and generate income sufficient to cover our expenses.

The success of our public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of our Managing Dealer to establish and maintain relationships with a network of licensed securities broker-dealers and other agents to sell our shares. If our Managing Dealer fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

We intend, but are not required, to offer to repurchase your shares on a quarterly basis. As a result you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

On or before June 16, 2012, we intend to implement a share repurchase program, covering approximately 10% of our weighted average number of outstanding shares in any 12-month period, to allow you to tender your shares on a quarterly basis at a price equal to our net asset value as of the relevant pricing date under the program (which we expect will be the end of our most recent fiscal quarter prior to the date of repurchase). The share repurchase program, if implemented, will include numerous restrictions that limit your ability to sell your shares. We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the issuance of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from the sale of our investments as of the end of the applicable period to repurchase shares. We will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. To the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. Our board of directors may amend, suspend or terminate the share repurchase program upon 30 days’ notice. We will notify you of such developments: (i) in our quarterly reports or (ii) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, even if we implement a share repurchase program, we will have discretion to not repurchase your shares, to suspend the program, and to cease repurchases. Further, the program may have many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors paid an offering price that includes the related sales load and to the extent investors have the ability to sell their shares pursuant to our share repurchase program, then the price at which an investor may sell shares, which will be at a price equal to our net asset value as of the relevant pricing date under the program, may be lower than what an investor paid in connection with the purchase of shares in our offering.

In addition, in the event an investor chooses to participate in our share repurchase program, the investor will be required to provide us with notice of intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to us as part of our periodic share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

Because our Managing Dealer is an affiliate of CNL, its due diligence review of us is not considered independent. The absence of an independent due diligence review increases the risks and uncertainty you face as a shareholder.

Our Managing Dealer, CNL Securities Corp., is an affiliate of CNL. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in an underwritten public securities offering. You may be able to rely on your own broker-dealer to make an independent review and investigation of the terms of this offering. If you are unable to so rely on your broker-dealer, however, you will not have the benefit of any independent review and evaluation of the terms of this offering by the Managing Dealer. In addition, we do not, and do not expect to, have research analysts reviewing our performance or our securities on an ongoing basis. Therefore, you will not have an independent review of our performance and the value of our common stock relative to other publicly traded companies.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, and other high-quality debt instruments maturing in one year or less from the time of investment. This will produce returns that are significantly lower than the returns, which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

A shareholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Our investors do not have preemptive rights to any shares we issue in the future. Our articles of incorporation authorizes us to issue up to 1,000,000,000 shares of common stock. Pursuant to our articles of incorporation, a majority of our entire board of directors may amend our articles of incorporation to increase the number of authorized shares of stock without shareholder approval. After an investor purchases shares, our board may elect to sell additional shares in the future, issue equity interests in private offerings, or issue share-based awards to our independent directors or persons associated with the Advisors. To the extent we issue additional equity interests at or below net asset value, after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of his or her shares.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the current net asset value of our common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, including a majority of those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our shareholders at that time will decrease and you will experience dilution.

Preferred stock could be issued with rights and preferences that would adversely affect holders of our common stock.

This offering does not include an offering of preferred stock. However, under the terms of our articles of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without shareholder approval, which could potentially adversely affect the interests of existing shareholders. In the event we issue preferred stock, this prospectus will be supplemented accordingly; however, doing so would not require a shareholder vote.

Certain provisions of the Maryland General Corporation Law could deter takeover attempts.

Our bylaws exempt us from the Maryland Control Share Acquisition Act, which significantly restricts the voting rights of control shares of a Maryland corporation acquired in a control share acquisition. If our board of directors were to amend our bylaws to repeal this exemption from the Maryland Control Share Acquisition Act, that statute may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. Although we do not presently intend to adopt such an amendment to our bylaws, there can be no assurance that we will not so amend our bylaws at some time in the future. We will not, however, amend our bylaws to make us subject to the Maryland Control Share Acquisition Act without our board of directors determining that doing so would not conflict with the 1940 Act and obtaining confirmation from the SEC that it does not object to that determination.

Additionally, our board of directors may, without shareholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Our board of directors may also, without shareholder action, amend our articles of incorporation to increase the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

Investing in our common stock involves a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The net asset value of our common stock may fluctuate significantly.

The net asset value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC or business development company status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•	departure of either of our Advisors or certain of their respective key personnel;

•	general economic trends and other external factors; and

•	loss of a major funding source.

The price that the investor pays for our shares may not reflect the current net asset value of our company at the time of his or her subscription.

If our net asset value increases above our net proceeds per share as stated in this prospectus, we will sell our shares at a higher price as necessary to ensure that shares are not sold at a net price, after deduction of selling commissions and marketing support fees, that is below our net asset value per share. Also we will file a supplement to the prospectus with the SEC, or amend our registration statement if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus. Therefore, the net proceeds per share, net of all sales load, from a new investor may be in excess of the then current net asset value per share.

In addition, if the net asset value per share were to decline below 95% of the public offering price net of sales load for ten continuous business days (for this purpose, any day on which the principal stock markets in the United States are open for business), then, unless and until our board of directors determines otherwise, we will voluntarily suspend selling shares in this offering until the net asset value per share is greater than 95% of the public offering price, net of sales load.

Federal income tax risks

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code.

To qualify for and maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. See “Tax Matters.”

The minimum annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of subchapter M. We would be taxed on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We must also satisfy an additional annual distribution requirement during each calendar year in order to avoid a 4% excise tax on the amount of the under-distribution. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment, or could be required to retain a portion of our income or gains, and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our annual income from dividends, interest, gains from the sale of stock or securities, or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents (including receivables), U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash.

We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

FORWARD LOOKING STATEMENTS

Some of the statements in this prospectus may constitute forward-looking statements because they relate to future events or our future financial conditions. Words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The use of forecasts in this offering is prohibited. Any representations to the contrary or any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in this program is not permitted. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the effect of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with our Advisors and their respective affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	the use of borrowed money to finance a portion of our investments;

•	the adequacy of our financing sources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of our Advisors to locate suitable investments for us and to monitor and administer our investments;

•	the ability of our Advisors and their respective affiliates to attract and retain highly talented professionals;

•	our ability to qualify and maintain our qualification as a RIC and as a business development company; and

•	the effect of changes to tax legislation and our tax position.

Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: the current global economic downturn, increased direct competition, changes in government regulations or accounting rules, changes in local, national and global capital market conditions, our ability to obtain or maintain credit lines or credit facilities on satisfactory terms, changes in interest rates, availability of proceeds from the Offering, our ability to identify suitable investments, our ability to close on identified investments, inaccuracies of our accounting estimates, our ability to locate suitable borrowers for our loans and the ability of such borrowers to make payments under their respective loans.

Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason. You are advised to consult any additional disclosures that we may make directly to you or through reports that we file with the SEC in the future, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

COMPANY PROFILE

We are a non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Formed as a Maryland corporation on June 9, 2010, we are externally managed by CNL and KKR, which are collectively responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Both of our Advisors are registered as investment advisers with the SEC. We intend to elect to be treated, beginning with our first taxable year ending December 31, 2011, and intend to qualify annually thereafter, as a RIC under the Code.

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We anticipate that a substantial portion of our portfolio will consist of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions. Our portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments.

We will seek to build on the strong investment expertise and sourcing networks of our Advisors and adhere to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring. We intend to be disciplined in selecting investments and focus on those opportunities that we perceive offer favorable risk/reward characteristics and relative value. We believe the market for lending is currently underserved and characterized by significant demand for capital and comparatively limited available funding, and that we will therefore have considerable opportunities as a provider of capital to achieve attractive pricing and terms on our investments. We are raising funds with the goal of serving our target market and capitalizing on what we believe is a compelling and sustained market opportunity.

We are issuing only shares of our common stock in this offering and there are no classes of securities that are currently senior to the shares in which you are investing. Each share of common stock has equal rights to distributions, voting, liquidation, and conversion. Our common stock is non-assessable such that there is no liability for calls or assessments, nor are there any preemptive or redemption rights in favor of existing shareholders. Our distributions are neither set at predetermined times nor at minimum rates. See “– Shareholder Liquidity Strategy.”

Our Advisors

Our investment advisers are CNL, which is responsible for the overall management of our activities, and KKR, which is responsible for the day-to-day management of our investment portfolio. CNL provides its services under the Investment Advisory Agreement and under the Administrative Services Agreement, and KKR provides its services under the Sub-Advisory Agreement. The activities of both Advisors are subject to the supervision and oversight of our board of directors.

Our investment process is a collaborative effort between CNL and KKR, and we benefit from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities they bring. To facilitate communication and coordination, our Advisors will hold regular meetings to plan and discuss our investment strategy, potential investment opportunities, current market developments and investment goals. We believe their joint involvement in our business will provide us with substantial market insight and valuable access to investment opportunities.

As required by the Omnibus Guidelines, as adopted by the North American Securities Administrators Association, our Advisors and their parent entities have an aggregate net worth in excess of $15.8 million. No portion of such net worth will be available to us to satisfy any of our liabilities or other obligations.

About CNL

CNL is a wholly-owned subsidiary of CNL Financial Group, a leading private investment management firm providing global real estate and alternative investment opportunities. Since inception in 1973, CNL Financial Group or its affiliates have formed or acquired companies with more than $26 billion in assets. Over its history, CNL Financial Group has developed a contrarian investment philosophy and has invested through various market cycles in a broad range of industries, asset classes and geographies. Its sponsorship and management of a wide range of investment programs has fostered extensive experience investing in and lending to companies operating in the retail, restaurant, health care, hotel, leisure and recreation industries.

CNL Financial Group has developed an investment philosophy that seeks to protect the downside, values quality over quantity and seeks to focus on underserved, undercapitalized markets. By championing a long-term perspective that focuses on building partnerships that extend beyond one transaction, CNL Financial Group has developed a broad network of business relationships, which we will have access to and from which we will benefit. CNL Financial Group strives to create enduring value by applying its TIC Principle™, which focuses on investing in the right Talent to work on the right Ideas with the Capital they need to succeed. Based in Orlando, Florida, CNL Financial Group is indirectly owned and controlled by James M. Seneff, Jr.

CNL is a Florida corporation that has been continuously registered as an investment adviser since June 19, 1991. CNL draws upon CNL Financial Group’s long-standing history of investment and capital markets experience and is led by a team of senior investment professionals, who have extensive experience in commercial lending, investment banking, accounting, real estate and private equity investing. Services provided by CNL and its affiliates include advisory, acquisition, development, lease and loan servicing, asset and portfolio management, disposition, client services, capital raising, finance and administrative. We believe this expertise will be valuable in managing a publicly registered and reporting investment program. Historically, CNL has advised high-net-worth individuals, pension and profit sharing plans, pooled investment vehicles, government entities and charitable organizations.

About KKR

KKR is a subsidiary of KKR & Co. L.P. (“KKR & Co.”), a leading global investment firm with $59.0 billion in assets under management as of December 31, 2011 and a 35-year history of leadership, innovation and investment excellence. Founded in 1976, KKR & Co. is a global firm with 14 offices and over 800 employees, including more than 200 investment professionals as of December 31, 2011. It operates an integrated global platform for sourcing and executing investments across multiple industries, asset classes and geographies, and its executives are incentivized to think of KKR as “one firm” and to promote the success of all of its endeavors. Since its inception, KKR & Co. has completed more than 200 private equity transactions with a total transaction value of over $465 billion. As of December 31, 2011, KKR had $15.4 billion of assets under management.

KKR & Co. operates with a single culture that rewards investment discipline, creativity, determination and patience and the sharing of information, resources, expertise and best practices across offices and asset classes, subject to well-defined information sharing policies and procedures. Because it believes that deep industry knowledge is integral to sourcing deals, working with portfolio companies and creating value for investors, its investment professionals are organized in industry-specific teams that focus on nine core industries which require specialized knowledge and experience. These teams conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest, often on an exclusive basis. We believe this industry approach allows investment teams to become experts within their sectors and build strong relationships with companies needing capital, while covering the full corporate credit space. The industry-specific teams are as follows:

•	Consumer Products	•	Media and Communications	•	Hospitality and Real Estate
•	Health Care	•	Retail	•	Energy, Natural Resources and Infrastructure

•	Industrials	•	Technology	•	Financial Services

KKR is a Delaware limited liability company that has been registered as an investment adviser with the SEC since October 15, 2008. It manages a specialty finance company and a number of investment funds, structured finance vehicles and separately managed accounts that invest capital in both liquid and illiquid credit strategies on behalf of some of the largest public and private pension plans, global financial institutions, university endowments and other institutional and public market investors. As of December 31, 2011, KKR had $15.4 billion of assets under management and, with more than 60 investment professionals focused on corporate credit, tracked over 350 different borrowers. Its investment professionals utilize an industry and thematic approach to investing and benefit from access, where appropriate, to the broader resources and intellectual capital of KKR & Co.

Market Opportunity

We pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We believe that the size of the market and these companies’ demand for flexible sources of capital create an attractive investment environment for a number of reasons, including the following:

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Current Economic Environment. Although financial conditions appear to have improved since March 2009, significant economic uncertainty remains. Because of this uncertainty, interest rate spreads remain at or near historically high levels as investors demand more compensation for taking credit risk, particularly in the corporate debt markets. Given these market conditions, it is our view that senior and subordinated debt transactions represent attractive investment opportunities.

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General Reduction in Supply of Corporate Debt. Recent market events have significantly impacted traditional sources of credit, reducing their ability to provide financing. We believe that the ongoing disruption in the credit markets has created an environment where liquidity and capital resources are scarce while the financing requirements of companies remain high. We believe that the scarcity of capital and the continuing need for financing will allow us to pursue more favorable economic terms, governance terms and covenants in comparison to those of other periods.

•

Large Amount of Corporate Debt Coming Due. We believe that up to $850 billion of debt will need to be refinanced over the next five years as existing debt facilities mature. We believe that the need for refinancing, when combined with the scarcity of debt financing, should increase aggregate borrowing demand and lending opportunities for us.

Debt Maturities by Year

Source: J.P. Morgan.

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Significant Private Equity Capital Available for New Transactions. In addition to general refinancing opportunities that rely heavily on debt financing, we believe there is a large pool of committed but uninvested capital, both in the U.S. and globally, available for use in new private equity investments. Industry sources suggest that as of March, 2012, there was more than $400 billion of private equity capital available for private equity investments in the United States alone. We expect that as a result of their investable capital, private equity firms will be active investors in U.S. medium- and large-sized companies over the next few years and will require significant amounts of debt to finance their transactions. The following chart illustrates the estimated amount of private equity capital available for investment in either buyout or growth strategies over the past eight years:

Private Equity Dry Powder

Source: Preqin.

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Greater Demand for Non-Traditional Sources of Debt Financing. We believe that many traditional sources of debt are imposing significant conditions and less attractive pricing in their financing commitments since the recent financial crisis because of the strain the crisis has placed on their balance sheets. We believe that these institutions have also become less focused on building a constructive, long-term relationship with borrowers. Consequently, we believe there is an increasing trend for companies to seek financing from other sources, such as our company, that are able to develop trusted relationships with borrowers and offer a higher degree of certainty.

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Lender Friendly Environment due to a Supply/Demand Imbalance for Corporate Debt. We believe that the significant need for financing at a time when the supply for corporate debt remains limited has created opportunities to achieve better pricing and terms while reducing overall risk. Compared to prior periods, corporate interest rate risk premiums are at relatively high levels while overall leverage in capital structures has decreased. Financing documents also generally include more stringent covenants, events of default and other terms that benefit lenders. We believe these dynamics create a favorable environment for generating superior risk-adjusted returns as a lender.

Our Competitive Advantages

We believe we have the following competitive advantages over other capital providers that operate in the markets we target and will allow us to take advantage of the market opportunity we have identified:

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Proprietary Sourcing and Deal Origination. Our Advisors, through their deep industry relationships and investment teams that actively source new investments, provide us with immediate access to an established source of proprietary deal flow. CNL and KKR have built leading franchises and deep relationships with major companies, financial institutions and other investment and advisory institutions for sourcing new investments. KKR’s investment professionals are also organized into industry groups that conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest, often on an exclusive basis. We believe that our Advisors’ broad networks and the internal deal generation strategies of their investment teams create favorable opportunities to deploy capital across a broad range of originated transactions that have attractive investment characteristics.

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Focusing on Preserving Capital and Minimizing Losses. We believe that protecting principal and avoiding capital losses are critical to generating attractive risk-adjusted returns. Toward that end, our investment process is designed to: (i) utilize our Advisors’ proprietary knowledge and deep industry relationships to identify attractive prospective portfolio companies, (ii) conduct rigorous due diligence to evaluate the creditworthiness of, and potential returns from, credit investments in such portfolio companies, (iii) stress test prospective investments to assess the viability of potential portfolio companies in a downside scenario and their ability to repay principal and (iv) structure investments and design covenants and other rights that anticipate and mitigate issues identified through this process.

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Experienced Management and Investment Expertise. Our Advisors bring with them more than 30 years of investment experience that spans a broad range of economic, market and financial conditions. By accessing their combined resources, skills and experience, we believe we benefit from CNL’s contrarian investment philosophy of focusing on underserved, undercapitalized markets and KKR’s rigorous investment approach, industry expertise and experience investing throughout a company’s capital structure.

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Disciplined Credit Analysis and Portfolio Monitoring. Our Advisors provide us with immediate access to an established platform for evaluating investments, managing risk and focusing on opportunities that generate superior returns with appropriate levels of risk. Through KKR, we benefit from an investment infrastructure that currently employs more than 200 investment professionals, including more than 60 credit-focused investment professionals that currently track over 350 corporate credits. This platform should allow for intensive due diligence to filter investment opportunities and help select investments that offer the most favorable risk/reward characteristics.

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Versatile Transaction Structuring and Flexible Capital. Our Advisors have experience and expertise in evaluating and structuring investments at all levels of a company’s capital structure and with varying features, providing numerous tools to manage risk while preserving opportunities for income and capital appreciation. We seek to capitalize on this expertise to produce an investment portfolio that performs in a broad range of economic conditions while meeting the unique needs of a broad range of borrowers. Although we are subject to regulation as a business development company, we are not subject to many of the regulatory limitations that govern traditional lending institutions. As a result, we believe that we can be more flexible in selecting and structuring investments and adjusting investment criteria. We believe borrowers view this flexibility as a benefit, making us an attractive financing partner.

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Long-Term Investment Horizon. We believe that our flexibility to make investments with a long-term perspective provides us with the opportunity to generate favorable returns on invested capital and expands the types of investments that we may consider. The long-term nature of our capital helps us avoid disposing of assets at unfavorable prices and we believe makes us a better partner for portfolio companies.

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Limited Leverage. We anticipate maintaining a relatively low level of leverage compared to traditional financial institutions and many unregulated investment funds. We believe that limiting our leverage will reduce volatility and risk in our portfolio. Furthermore, by maintaining prudent leverage levels, we believe we will be better positioned to weather market downturns. We expect to borrow funds at a weighted leverage level of approximately 33% debt-to-total consolidated assets (excluding all liabilities and indebtedness not represented by senior securities).

Investment Types

We focus primarily on investments in senior and subordinated debt of eligible portfolio companies, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may be secured in varying degrees of priority or may be unsecured. We may also invest in common or preferred equity of portfolio companies or hold instruments that convert into such securities. The following diagram illustrates the placement of these investments lie in a typical portfolio company’s capital structure.

Typical Capital Structure Diagram

Senior debt is situated at the top of the capital structure and typically has the first claim on the assets and cash flows of a company followed by subordinated debt, preferred equity and common equity, respectively. Other than common equity, each category of investment may be further divided into different classes of holders that have different rankings, or priorities, among themselves. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for assuming the risk associated with junior status in the form of higher expected returns, either through higher interest payments or potentially greater capital appreciation. We rely on our Advisors’ experience to structure investments, possibly using all levels of the capital structure, which we believe will perform in a broad range of economic environments.

Our Investment Strategy

Our investment strategy focuses on creating an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our portfolio. When evaluating an investment, we use the resources of our Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe that a flexible approach to investing allows us to take advantage of opportunities that offer the most favorable risk/reward characteristics. Except as restricted by the 1940 Act or the Code, we deem all of our investment policies to be non-fundamental, which means that they may be changed by our board of directors without shareholder approval.

Investment Approach

We analyze corporate debt investments both from the “top-down” and the “bottom-up.” Our top-down analysis involves a macroeconomic analysis of relative asset valuations, long-term industry trends, business cycles, interest rate expectations, credit fundamentals and technical factors to target specific industry sectors and asset classes in which to invest. Our bottom-up analysis includes a rigorous analysis of the credit fundamentals and capital structure of each portfolio company considered for investment and a thorough review of the impact of credit and industry trends and dislocation events on a potential investment.

Our Transaction Process

Sourcing and Selecting Investments

We expect our relationships with our Advisors to provide us with immediate access to established sources of deal flow. We seek to benefit from transaction opportunities that arise in the ordinary course from their strong brands, established investment infrastructure, significant amounts of investable capital, and deep relationships with leading executives at major companies, financial institutions and other investment and advisory institutions who are seeking capital or participating in the capital formation process. To enhance our opportunities and increase the amount of investments that we may consider, we intend to further capitalize on proprietary investment opportunities that KKR identifies and develops through primary research, industry activities and deal sourcing skills of its investment professionals.

Due Diligence

Once a potential investment has been identified, the relevant investment team will screen the opportunity and make a preliminary determination concerning whether to proceed with a more comprehensive due diligence review. Because KKR is responsible for the day-to-day operations of our investment portfolio, its professionals lead our due diligence processes. The objective of our due diligence process is to identify attractive investment opportunities based on the facts and circumstances surrounding an investment and identify applicable business, financial, tax, accounting, structural, legal or other issues in order to determine whether an investment is suitable.

When evaluating the suitability of a debt investment, we employ an ownership-oriented, “private equity” approach to credit underwriting and subject each investment to a rigorous credit analysis. This review considers industry dynamics, the issuer’s competitive position, the quality and track record of the issuer’s management team, margin stability, industry and company trends, pricing terms, expected returns, credit structure, credit ratings, and historical and projected financial data. KKR’s investment professionals may meet with management or use the services of outside advisors and industry experts as appropriate to assist them in the due diligence process. We have access to the full available resources of both our Advisors, including KKR & Co. professionals that focus on other asset classes, where appropriate and permitted under information barriers and ethical walls.

Transaction Structuring and Execution

In addition to due diligence, we believe that structuring transactions appropriately is a key factor to producing strong investment results under any economic conditions. Accordingly, we actively consider transaction structures and seek to process and negotiate terms that provide opportunities for superior risk-adjusted returns while still addressing the financing and business needs of the prospective portfolio company. To accomplish this goal, we work with the management teams and other financing providers to structure a financing package that will work for all parties and establish how an investment is expected to perform relative to other sources of capital. Relevant investment features may include investment seniority, collateral packages, cash interest payments, PIK interest payments, amortization schedules for principal repayments, redemption features, maturity dates, sinking fund provisions, covenants and pricing terms.

In the case of debt investments, we seek to structure each transaction in a manner that protects our rights and manages our risk while creating incentives for the prospective portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a more senior position in the capital structure of our portfolio companies, we may limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	incorporating “put” rights and “call protection” into the investment structure; and

•

negotiating affirmative and negative covenants, default penalties, lien protection, change of control provisions and other creditor rights that protect our capital while affording the portfolio company as much flexibility in managing its business as is prudent.

Our debt investments may be accompanied by warrants, options or other forms of equity participation that provide additional consideration or “upside” in a transaction. Because warrants and other similar rights generally require only a nominal cost to exercise, they may generate additional investment returns with little incremental cost to us. We may also structure warrants and other similar rights to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we may also obtain registration rights in connection with these investments that enhance the transferability of our investment.

Each investment that we make requires the approval of both of our Advisors. Once an investment has received the approval of both our Advisors, the transaction may be effected. Certain affiliated co-investment transactions may also require review and approval by our independent directors. See “Management.”

Monitoring Investments

Our Advisors meet regularly to discuss and review our portfolio. Because KKR is responsible for the day-to-day management of our portfolio, its professionals lead our ongoing portfolio monitoring process using daily, quarterly and annual analyses for our investments. Daily analyses include morning market meetings, industry and company pricing runs, industry and company reports. Quarterly analyses include the preparation of quarterly operating results, reconciliations of actual results to projections and updates to financial models (including baseline and stress cases). Annual analyses involve preparing annual credit memoranda, conducting internal audits and testing compliance with monitoring and documentation requirements.

As a business development company, we are required to offer and provide managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our Advisors or our administrator will make available such managerial assistance, on our behalf, to our portfolio companies, whether or not they request this assistance.

Exiting Investments

We seek to invest in companies that can generate consistent cash flow to repay their loans while maintaining growth in their businesses. We expect this internally generated cash flow to be a key means through which we will receive timely payment of interest and loan principal. Additionally, we seek to invest in portfolio companies whose business models and growth prospects offer attractive exit possibilities via third-party transactions, including sales to strategic or other buyers and initial public offerings of common stock. Such third-party transactions may be particularly important in realizing capital gains through the equity portions of our investments. We may also seek to exit investments in secondary market transactions when price targets are achieved or circumstances otherwise warrant.

Characteristics of Investments

While we consider each investment opportunity independently, we generally focus on companies that share the following characteristics:

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Enterprise Size. We seek to provide capital to medium- and large-sized companies, which typically have more defensible market positions, stronger franchises and operations and better credit characteristics relative to their smaller peers. Although there are no strict lower or upper limits on the enterprise value of a company in which we may invest, we expect to focus on companies with enterprise values ranging from $100 million to $4 billion. We use the term “enterprise value” to refer to the acquisition value of an entire company based on the combined debt and equity value of such company.

•

Capital Structure. Our portfolio consists primarily of senior and subordinated debt, which may in some cases be accompanied by warrants, options, equity co-investments, or other forms of equity participation. We seek to invest in companies that generate free cash flow at the time of our investment and benefit from material investments from well-known equity investors.

•

Management Team. We seek to prioritize investing in companies with strong, existing management teams that we believe have a clear strategic vision, long-standing experience in their industry and a successful operating track record. We favor companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.

•

Stage of Business Life Cycle. We intend to seek mature, privately owned businesses that have long track records of stable, positive cash flow. We do not intend to invest in start-up companies or companies with speculative business plans.

•

Industry Focus. While we will consider opportunities within all industries, we seek to prioritize industries having, in our view, favorable characteristics from a lending perspective. For example, we seek companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. We give less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.

•

Geography. As a business development company under the 1940 Act, we focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including countries that are members of the European Union, as well as Canada, Australia and Japan.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each company in which we invest. There is no limit on the maturity or duration of any investment in our portfolio. We anticipate that substantially all of the investments held in our portfolio will have either a sub-investment grade rating by Moody’s Investors Service and/or Standard & Poor’s or will not be rated by any rating agency. Investment sizes will vary as our capital base changes and will ultimately be at the discretion of our Advisors subject to oversight by our board of directors.

Other Factors Affecting Portfolio Construction

As a business development company that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities are subject to certain regulatory restrictions that will shape our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code.

In addition, we generally will not be permitted to co-invest alongside certain affiliates of our Advisors in privately negotiated transactions unless we obtain an exemptive order from the SEC. We have applied for such an exemptive order, although there is no assurance that we will obtain the requested relief. Before receiving relief, we will only participate in co-investments that are allowed under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, which could limit the types of investments that we may make. See “Risk Factors-Risks related to our Advisors and their respective affiliates.” We currently do not intend to invest in or hold securities of companies that are controlled by affiliates of our Advisors.

Portfolio Update

On July 1, 2011 we commenced investment operations and began executing on our strategy of investing in the debt of privately owned U.S. companies. Specifically, as of December 31, 2011, our investment portfolio consisted of investment interests in 110 portfolio companies, for a total fair value of $106.6 million, excluding our short term investments. The primary investment concentrations include (i) senior debt and (ii) subordinated debt securities, which represent 67.2% and 32.7% of our portfolio at fair value, respectively. The debt investments in our portfolio were purchased at an average price of 97.7% of par value or stated value, as applicable.

As of December 31, 2011, 58.5% of our debt investments, based on fair value, featured floating interest rates, primarily based on LIBOR, and 41.5% of our debt investments featured fixed interest rates. At year end, approximately 65% of our floating rate assets had base rate floors averaging 1.51%. As of December 31, 2011, our investment portfolio was diversified across 24 industries. The following table contains a summary of the portfolio companies in which we have debt or equity investments as of December 31, 2011:

Portfolio Company Name and Address	Nature of Business	Investment Cost

Alliant Holdings I, Inc. 1301 Dove St Newport Beach, CA 92660	Alliant Holdings is a distributor of diversified insurance products and services.	$78,083

Allison Transmission, Inc. 4700 West 10th Street Indianapolis, IN 46222	Allison Transmission designs, manufactures, and sells medium- and heavy-duty automatic transmissions.	$7,018

Ally Financial, Inc. 200 Renaissance Center Detroit, MI 48265	Ally Financial provides automobile and residential financing.	$99,595

Amkor Technologies, Inc. 1900 South Price Road Chandler, AZ 85286	Amkor Technology provides semiconductor packaging and test services.	$205,404

Aramark Corp. 1101 Market Street Philadelphia, PA 19107	Aramark provides foodservice, facilities, and clothing.	$1,222,134

Aspect Software, Inc. 300 Apollo Drive Chelmsford, MA 01824	Aspect Software provides contact center solutions that help companies manage customer interactions via voice, fax, electronic mail, and the Web.	$1,529,365

Aspen Dental Management, Inc. 281 Sanders Creek Parkway Syracuse, NY 13057	Aspen Dental is a network of dental officers offering complete dental care solutions.	$150,857

Asset Acceptance Capital Corp. PO box 2036 Warren, MI 48090	Asset Acceptance Capital purchases charged-off consumer receivables.	$449,331

Associated Materials, LLC 3773 State Road Cuyahoga Falls, OH 44223	Associated Materials manufactures and distributes exterior residential building products.	$13,184

Avaya, Inc. 211 Mt. Airy Road Basking Ridge, NJ 07920	Avaya provides and manages enterprise communications systems.	$1,951,735

Avis Budget Car Rental, LLC 6 Sylvan Way Parsippany, NJ 07054	Avis Budget Group offers automobile and truck rental services.	$271,282

BJ’s Wholesale Club, Inc. 25 Research Drive Westborough, MA 01581	BJ’s Wholesale Club provides membership to warehouse clubs in the eastern United States.	$1,093,129

Portfolio Company Name and Address	Nature of Business	Investment Cost

Boise Paper Holdings, LLC 1111 West Jefferson Street Boise, ID 83702	Boise Paper manufactures paper and packaging products.	$154,801

Cablevision Systems Corp. 1111 Stewart Avenue Bethpage, NY 11714	Cablevision Systems Corporation provides telecommunications and entertainment services.	$431,245

Caesars Entertainment Operating. Co., Inc. 1 Caesars Palace Drive Las Vegas, NV 89109	Caesars Entertainment is a resort and casino-gaming company.	$1,147,145

California Pizza Kitchen, Inc. 6053 West Century Boulevard Los Angeles, CA 90045	California Pizza Kitchen is a casual dining pizza restaurant chain.	$1,023,743

Calpine Corp. 717 Texas Avenue Houston, TX 77002	Calpine Corporation acquires, develops, owns, and operates power generation facilities, as well as sells electricity in the United States.	$65,451

CDW, LLC 200 North Milwaukee Avenue Vernon Hills, IL 60061	CDW Corporation provides technology products and services.	$1,344,417

Cengage Learning Acquisitions, Inc. 200 First Stamford Place Stamford, CT 06902	Cengage Learning develops learning solutions for colleges, universities, libraries, government agencies, corporations, and professionals.	$1,624,505

Ceridian Corp. 3311 East Old Shakopee Road Minneapolis, MN 55425	Ceridian Corporation provides information, outsourced processing, and employee benefit services.	$1,652,772

Charter Communications Operating Holdings, LLC 12405 Powerscourt Drive St. Louis, MO 63131	Charter Communications offers broadband internet communications services.	$583,128

CHS / Community Health Systems, Inc. 4000 Meridian Boulevard Franklin, TN 37067	Community Health Systems is an operator of general acute care hospitals.	$439,405

Citco III, Ltd. Telestone 8-Teleport, Naritaweg 165 1043 BW Amsterdam, The Netherlands	Citco III is a financial service provider serving hedge funds, private equity, real estate firms, and institutional banks.	$17,349

ClubCorp Club Operations, Inc. 3030 LBJ Freeway Dallas, TX 75234	ClubCorp owns and operates various golf courses, country clubs, private business clubs, and golf resorts.	$129,554

Continental Airlines, Inc. 1600 Smith Street Houston, TX 77002	Continental Airlines operates a commercial airline for passengers, cargo, and mail.	$686,329

CRC Health Corp. 20400 Stevens Creek Boulevard Cupertino, CA 95014	CRC Health Corporation operates residential and outpatient addiction treatment facilities.	$1,991,294

Portfolio Company Name and Address	Nature of Business	Investment Cost

Cricket Communications, Inc. 5887 Copley Drive San Diego, CA 92111	Cricket Communications provides wireless communications services, where customers can make unlimited calls at a flat price.	$1,541,150

Datatel, Inc. 4375 Fair Lakes Court Fairfax, VA 22033	Datatel provides a wide range of information management solutions for higher education institutions.	$1,108,624

DineEquity, Inc. 450 North Brand Boulevard Glendale, CA 91203	DineEquity and its subsidiaries develop, operate, and franchise family restaurants.	$72,728

DuPont Fabros Technology, LP 1212 New York Avenue Northwest Washington, DC 20005	DuPont Fabros Technology is an owner, developer, operator and manager of wholesale data centers.	$106,616

E*TRADE Financial Corp. 135 East 57th Street New York, NY 10022	E*TRADE provides online brokerage and related products and services primarily to individual retail investors.	$1,264,604

Easton-Bell Sports, Inc. 7855 Haskell Avenue Van Nuys, CA 91406	Easton-Bell Sports designs, develops and markets sports equipment and accessories for athletic and recreational activities.	$1,275,766

Education Management, LLC 210 Sixth Avenue Pittsburgh, PA 15222	Education Management Corporation provides proprietary post-secondary education in the United States.	$1,732,881

Emergency Medical Services Corp. 6200 South Syracuse Way Greenwood Village, CO 80111	Emergency Medical Services Corporation operates ambulances and offers outsourced emergency department physician staffing.	$205,433

Express, LLC / Express Finance Corp. Three Limited Parkway Columbus, OH 43216	Express operates specialty retail apparel stores.	$46,248

Fidelity National Information Services, Inc. 601 Riverside Avenue Jacksonville, FL 32204	Fidelity National Information Services is a payment services provider.	$178,930

Fifth Third Processing Solutions, LLC 38 Fountain Square Plaza Cincinnati, OH 45263	Fifth Third Processing Solutions is an integrated payment processor.	$59,554

FTI Consulting, Inc. 777 South Flagler Drive West Palm Beach, FL 33401	FTI Consulting provides corporate finance and restructuring, economic, forensic and litigation, strategic communications, and technology consulting services.	$86,817

GCI, Inc. 2550 Denali Street Anchorage, AK 99503	GCI provides voice, video, and data communications services to residential, commercial, and government customers.	$2,438,105

General Nutrition Centers, Inc. 300 Sixth Avenue Pittsburgh, PA 15222	GNC operates a chain of health and wellness stores throughout the United States and internationally.	$23,369

Good Sam Enterprises, LLC 2575 Vista Del Mar Drive Ventura, CA 93001	Good Sam Enterprises is a membership-based direct marketing organization.	$1,343,093

Portfolio Company Name and Address	Nature of Business	Investment Cost

Goodman Global, Inc. 5151 San Felipe Houston, TX 77056	Goodman Global manufactures building materials.	$952,962

Great Lakes Dredge & Dock Corp. 2122 York Road Oak Brook, IL 60523	Great Lakes Dredge & Dock Company offers marine services.	$94,738

Guitar Center, Inc. PO Box 5111 Westlake Village, CA 91359	Guitar Center retails guitars, amplifiers, percussion instruments, keyboards, and pro-audio and recording equipment.	$3,716,872

The Gymboree Corp. 500 Howard Street San Francisco, CA 94105	The Gymboree Corporation designs, manufactures, and retails apparel and accessories for children.	$1,457,002

High Plains Broadcasting Operating Co. 460 Nichols Road Kansas City, MO 64112	High Plains Broadcasting owns and operates television channels throughout the Midwestern United States.	$347,295

HUB International, Ltd. 55 East Jackson Boulevard Chicago, IL 60604	Hub International is a global insurance brokerage that provides a broad array of property and casualty, life and health, employee benefits, investment and risk management products and services.	$1,420,723

Hubbard Radio, LLC 3415 University Avenue Saint Paul, MN 55114	Hubbard Radio is an American television and radio broadcasting corporation based in St. Paul, Minnesota.	$3,420,928

Husky Injection Molding Systems, Ltd. 500 Queen Street South Bolton, ON L7E 5S5, Canada	Husky Injection Molding designs and manufactures injection molding equipment for the global marketplace.	$1,149,330

Immucor, Inc. 3130 Gateway Drive Norcross, Georgia 30091-5625	Immucor manufactures and sells a line of reagents and systems used by hospitals, reference laboratories, and donor centers throughout the world.	$2,533,137

Ineos Holdings, Ltd. Hawkslease Chapel Lane Lyndhurst, Hampshire SO4 7FG, United Kingdom	Ineos Group manufactures, distributes, sells, and markets specialty and intermediate chemicals.	$1,109,884

Infor Enterprise Solutions Holdings, Inc. 13560 Morris Road Alpharetta, NY 03004	Infor Enterprise Solutions Holdings provides enterprise software products and services in supply chain planning and enterprise resource planning.	$1,541,288

Interactive Data Corp. 32 Crosby Drive Bedford, MA 01730	Interactive Data Corporation provides financial market data, analytics and related services to financial institutions, active traders and individual investors.	$17,899

iPayment, Inc. 40 Burton Hills Boulevard Nashville, TN 37215	iPayment provides credit and debit card-based payment processing services to small merchants.	$2,306,928

IPC Systems, Inc. 88 Pine Street New York, NY 10005	IPC Systems provides communication solutions to enterprises in the United States and internationally.	$4,515

Portfolio Company Name and Address	Nature of Business	Investment Cost

J. Crew Group, Inc. 770 Broadway New York, NY 10003	J. Crew Group retails apparel, shoes, and accessories for men and women.	$3,552,088

Jo-Ann Stores, Inc. 5555 Darrow Road Hudson, OH 44236	Jo-Ann Stores retails fabric and craft products.	$23,262

Kinetic Concepts, Inc. 8023 VanTage Drive San Antonio, TX 78230	Kinetic Concepts designs, manufactures, markets, and services products related to wounds and wound healing.	$686,526

Lamar Media Corp. 5551 Corporate Boulevard Baton Rouge, LA 70808	Lamar Media Corporation is an outdoor advertising company.	$206,000

Lawson Software, Inc. 380 St. Peter Street St. Paul, MN 55102	Lawson Software provides enterprise software solutions targeting specific services industries.	$1,735,811

Local TV Finance, LLC 1717 Dixie Hwy. Fort Wright, KY 41011	Local TV Finance operates 18 local network-affiliated television stations in the United States.	$352,992

The Manitowoc Co., Inc. 2400 South 44th Street Manitowoc, WI 54221-0066	The Manitowoc Company is a diversified industrial manufacturer of cranes and related products and foodservice equipment.	$22,983

McJunkin Red Man Corp. 2 Houston Center Houston, TX 75082	McJunkin Red Man distributes pipe, valves, and fittings and related products to the energy industry.	$3,374,953

MedAssets, Inc. 100 North Point Center East Alpharetta, GA 30022	MedAssets provides technology-enabled products and services for hospitals and health systems.	$1,010,998

MetroPCS Wireless, Inc. 2250 Lakeside Boulevard Richardson, TX 75082	MetroPCS Wireless provides cellular phone services, such as local, long distance and international calling plans, phones, accessories and services.	$284,117

Michaels Stores, Inc. 8000 Bent Branch Drive Irving, TX 75063	Michaels Stores retails specialty arts and crafts products.	$869,377

Momentive Performance Materials USA, Inc. 180 East Broad Street Columbus, OH 43215	Momentive Performance Materials manufactures specialty chemicals and materials.	$1,161,622

Mondrian Investment Partners, Ltd. 10 Gresham Street London, United Kingdom	Mondrian Investment Partners is a value-oriented money manager with offices in London and Philadelphia.	$484,049

Mueller Water Products, Inc. 1200 Abernathy Road Northeast Atlanta, GA 30328	Mueller Water Products manufactures a broad range of water infrastructure and flow control products for use in water distribution networks, gas distribution systems and fire protection piping systems.	$1,125,225

Portfolio Company Name and Address	Nature of Business	Investment Cost

N.E.W. Holdings I, LLC 22894 Pacific Boulevard Sterling, VA 20166-6722	N.E.W. Holdings with its affiliates and member companies is a provider of extended service plans and product protection programs for consumer products.	$994,373

NBTY, Inc. 2100 Smithtown Avenue Ronkonkoma, NY 11779	NBTY is a global vertically integrated manufacturer, marketer and distributor of a broad line of high-quality, value-priced nutritional supplements.	$26,031

The Neiman Marcus Group, Inc. One Marcus Square, 1618 Main Street Dallas, TX 75201	The Neiman Marcus Group operates as a high end, luxury retailer in the United States.	$2,222,018

Nexstar Broadcasting, Inc. 5215 N. O’Connor Blvd Irving, TX 75039	Nexstar Broadcasting Group is a television broadcasting company focused on the acquisition, development, and operation of television stations.	$177,868

NPC International, Inc. 7300 W. 129th St Overland Park, KS 66213	NPC International is a Pizza Hut franchisee, operating Pizza Hut restaurants.	$1,519,251

NuSil Technology, LLC 1050 Cindy Lane Carpinteria, CA 93013	NuSil Technology is a formulator and manufacturer of silicone compounds for aerospace, healthcare, electronics, and other applications.	$25,312

Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606-1220	Nuveen Investments provides investment services for institutions, high-net-worth investors, and the financial advisors.	$2,104,289

Ocwen Financial Corp. 1661 Worthington Road West Palm Beach, FL 33409	Ocwen Financial Corporation is diversified financial services holding company.	$1,381,333

Penn National Gaming, Inc. 825 Berkshire Boulevard Wyomissing, PA 19610	Penn National Gaming owns and operates casino gaming facilities across the United States.	$432,531

Petco Animal Supplies, Inc. 9125 Rehco Road San Diego, CA 92121	PETCO Animal Supplies operates a chain of retail pet food and supply stores in the United States.	$114,129

Pharmaceutical Product Development, Inc. 929 North Front Street Wilmington, NC 28401	Pharmaceutical Product Development offers drug discovery and development services to pharmaceutical, biotechnology, and medical device companies.	$798,202

Pinnacle Entertainment, Inc. 8918 Spanish Ridge Ave. Las Vegas, NV 89148	Pinnacle Entertainment is a diversified gaming company that owns and operates several casinos and casino hotels.	$176,491

Pinnacle Foods Finance, LLC 1 Old Bloomfield Avenue Mountain Lakes, NV 07046	Pinnacle Foods Corporation produces brand name food products.	$530,579

Realogy Corp. 1 Campus Drive Parsippany, NJ 07054	Realogy Corporation provides real estate and relocation services.	$1,488,003

Ryerson, Inc. 2621 West 15th Place Chicago, IL 60608	Ryerson processes and distributes metals mostly in iron and steel.	$143,865

Portfolio Company Name and Address	Nature of Business	Investment Cost

Sabre, Inc. 3150 Sabre Drive Southlake, TX 76092	Sabre provides online reservations capabilities for airlines, hotels, cruises, car rental companies, and vacation packages.	$2,788,750

SandRidge Energy, Inc. 123 Robert S Kerr Avenue Oklahoma City, OK 73102	SandRidge Energy explores and produces natural gas and crude oil.	$22,952

Scitor Corp. 2251 Corporate Park Drive Herndon, VA 20171	Scitor Corporation provides a range of systems engineering, information technology, and program management expertise.	$23,255

Sedgwick Claims Management Services Holdings, Inc. PO Box 171865 Memphis, TN 38187	Sedgwick Claims Management Services offers insurance claims administration services to major employers.	$989,892

Sheridan Holdings, Inc. 1613 N. Harrison Parkway, Sunrise, FL 33323	The Sheridan Group is a hospital-based service-line practice management provider	$321,180

The SI Organization, Inc. 720 Vandenburg Road Valley Forge, PA 19406	SI Organization operates as an engineering company in the intelligence industry.	$175,980

Sinclair Television Group, Inc. 10706 Beaver Dam Road Hunt Valley, MD 21030	Sinclair Television is a diversified broadcasting company that owns or provides programming services to television stations across the United States.	$28,364

Skilled Healthcare Group, Inc. 27442 Portola Parkway Foothill Ranch, CA 92610	Skilled Healthcare operates nursing and assisted-living homes in California, Texas, Kansas, and Nevada.	$15,723

SNL Financial, LLC 321 East Main Street Charlottesville, NY 10006	SNL Financial is a multisector-focused information and research firm in the financial information marketplace.	$712,180

Solutia, Inc. 575 Maryville Centre Drive St Louis, MO 63141	Solutia manufactures and markets a variety of chemical-based materials that are used in a broad range of consumer and industrial applications.	$126,355

The Sports Authority, Inc. 1050 West Hampden Avenue Englewood, CO 80110	Sports Authority retails sporting goods and apparel.	$1,366,092

Springleaf Financial Funding Co. 601 NW Second Street Evansville, IN 47708	Springleaf Financial Funding provides financial services in loans, retail financing, and other credit related products.	$2,275,043

Sprint Nextel Corp. 6200 Sprint Parkway Overland Park, KS 66251	Sprint Nextel offers a range of wireless and wireline communications services to consumer, business, and government customers.	$574,028

SSI Investments II, Ltd. 107 Northeastern Blvd. Nashua, NH 03062	SSI Investments engages in the provision of on-demand e-learning and performance support solutions for enterprises, government, education, and small and medium-sized businesses.	$1,512,863

Portfolio Company Name and Address	Nature of Business	Investment Cost

Symphony / IRI Group, Inc. 150 North Clinton St. Chicago, IL 60661	SymphonyIRI Group performs market research services in the area of consumer, shopper, and retail market intelligence.	$19,610

TelX Group, Inc., The 1 State Street New York, NY 10004	The Telx Group is a provider of network neutral, global interconnection and colocation solutions in the United States.	$314,266

TowerCo Finance, LLC 5000 Valleystone Drive Cary, NC 27519	TowerCo owns and leases wireless communication towers.	$29,710

TransUnion, LLC 555 West Adams Street Chicago, IL 60661	TransUnion offers credit reporting services. The Company gathers, analyzes, and delivers business and consumer credit history and related information.	$1,559,885

Triple Point Technology, Inc. 301 Riverside Avenue Westport, CT 06880	Triple Point Technology provides commodities trading solutions to oil companies, investment banks, shipping concerns, energy companies, and other global trading organizations.	$192,696

Univar, Inc. 17425 NE Union Hill Road Redmond, WA 98052	Univar distributes industrial and specialty chemical products.	$933,677

Vision Solutions, Inc. 17911 Von Karman Ave. Irvine, CA 92614	Vision Solutions Inc. is a provider of information availability software and services for Windows, Linux, IBM Power Systems and Cloud Computing markets.	$1,427,658

VWR Funding, Inc. 100 Matsonford Road Radnor, PA 19087	VWR Funding wholesales laboratory equipment and distributes laboratory supplies, chemicals, glassware, and instruments.	$3,292,177

Warner Chilcott Co., LLC 1 Grand Canal Square, Docklands Dublin, Ireland	Warner Chilcott is a global specialty pharmaceutical company currently focused on the gastroenterology, women’s healthcare, dermatology and urology segments.	$1,218,819

West Corp. 11808 Miracle Hills Drive Omaha, NE 68154	West Corporation provides large-scale inbound, interactive, outbound, and internet services to companies requiring customer relationship management solutions.	$4,382,236

Wm. Bolthouse Farms, Inc. 7200 East Brundage Lane Bakersfield, CA 33307	WM Bolthouse Farms provides vegetable farming and distribution services.	$499,608

Zayo Group, LLC 400 Centennial Parkway Louisville, CO 80027	Zayo Group provides Internet connectivity services. The Company supplies bandwidth, and voice and managed services to carrier, enterprise, and government customers.	$4,364,297

For information relating to the value of our investments and their general terms of loans to our portfolio companies at December 31, 2011, see our audited consolidated schedule of investments, which forms part of our consolidated financial statements included elsewhere in the registration statement.

Shareholder Liquidity Strategy

On or before December 31, 2018, our board of directors must consider, but is not required to recommend, a liquidity event for our shareholders. A liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our shareholders will receive cash or shares of a publicly traded company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. Certain types of liquidity events, such as one involving a listing of our shares on a national securities exchange, would allow us to retain our investment portfolio intact. If we determine to list our securities on a national securities exchange, we expect to, but are not required to, maintain our external management structure.

In making a determination of whether a liquidity event is in the best interest of the shareholders, our board may consider a variety of criteria, including such factors as market conditions, the trading prices of other comparable vehicles that are publicly traded, portfolio diversification, portfolio performance, our financial condition, potential access to capital and the potential for shareholder liquidity. At this time, we do not know what circumstances will exist in the future and therefore we do not know what factors our board of directors will consider in determining whether to pursue a liquidity event in the future.

Prior to a liquidity event, our share repurchase program, if implemented, may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. A liquidity event involving a merger or sale of all or substantially all of our assets would require the approval of our shareholders in accordance with our Articles. See “Share Repurchase Program” for a detailed description of the share repurchase program.

Legal Proceedings

Neither we, our Advisors nor our Managing Dealer are currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against our Advisors or Managing Dealer.

From time to time, we and individuals employed by us may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. In addition, our business and the businesses of our Advisors and Managing Dealer are subject to extensive regulation, which may result in regulatory proceedings. Legal proceedings, lawsuits, claims and regulatory proceedings are subject to many uncertainties and their ultimate outcomes are not predictable with assurance.

MANAGEMENT

Board of Directors

Our business is managed under the direction of our board of directors. The responsibilities of the board of directors include the oversight of our investment activities, quarterly valuations of our assets, financing arrangements and corporate governance activities. The board of directors currently has an independent director committee, an audit committee and a nominating and governance committee, and it may establish additional committees from time to time as necessary to fulfill their obligations. Our board of directors consists of five members, three of whom are not “interested persons” as defined in the 1940 Act, which means that they are not affiliated with either us or our Advisors. In this prospectus, we refer to the directors that are not “interested persons” as our independent directors.

Information regarding our board of directors is set forth below. Unless otherwise noted, the address for each director is c/o Corporate Capital Trust, Inc., 450 South Orange Ave., Orlando, FL 32801.

Name	Age	Position	Director Since
Interested Directors
Thomas K. Sittema	53	Chairman	2010
Frederick M. Goltz	41	Director	2012
Independent Directors
Frederick Arnold	57	Director	2011
James H. Kropp	63	Director	2011
Kenneth C. Wright	55	Director	2011

Interested Directors

Thomas K. Sittema serves as a Director and Chairman of our board of directors. He also serves as director and investment committee member of CNL Fund Advisors Company. In addition, Mr. Sittema currently serves as chief executive officer and director of CNL Financial Group, Inc. and director and/or an officer of various affiliates of CNL Financial Group, including CNL Real Estate Group, Inc. and CNL Securities Corp., a FINRA registered broker-dealer. Mr. Sittema joined CNL Financial Group in November 2009 and is responsible for the overall management of its investments. From 1982 to October 2009, he served in various roles with Bank of America Corporation and predecessors including NationsBank, NCNB and affiliate successors. Most recently he served as managing director of real estate, gaming, and lodging investment banking for Bank of America Merrill Lynch. Mr. Sittema joined the real estate investment banking division of Banc of America Securities at its formation in 1994 and initially assisted in the establishment and build-out of the company’s securitization/permanent loan programs. He also assumed a corporate finance role with the responsibility for mergers and acquisitions, or M&A, advisory and equity and debt capital raising for his client base. Throughout his career, Mr. Sittema has led numerous M&A transactions, equity offerings and debt transactions including high grade and high-yield offerings, commercial paper and commercial mortgage-backed security conduit originations and loan syndications. Mr. Sittema received his B.A. in Business Administration from Dordt College, and an M.B.A. with a concentration in Finance from Indiana University.

Mr. Sittema was selected as one of our two interested directors because of his extensive investment banking experience, particularly with regard to equity offerings, debt transactions and loan syndications. His experience with advisory and capital raising on behalf of clients is particularly relevant to his directorship and, we believe, will provide us with exceptional experience upon which to draw. Mr. Sittema’s experience in this regard should provide value to our board of directors in its assessment and management of risk. In addition, we believe that Mr. Sittema’s experience as an investment advisory representative will be valuable to our board of directors in its oversight of our regulatory and compliance requirements as well as its exercise of fiduciary duties to us and our shareholders.

Frederick M. Goltz serves as a Director. Mr. Goltz joined KKR & Co. in 1995 and currently is a member of the ultimate general partner of Kohlberg Kravis Roberts & Co and the head of KKR’s credit strategies group with responsibility for its liquid credit businesses as well as mezzanine (of which he is the head), special situations, and lending partners. He is a member of the credit, mezzanine and capital solutions investment committees and the KKR portfolio management committee. He was previously co-head of the energy and natural resources industry team and played a significant role in the development of many of the themes pursued by KKR & Co. in the energy space, including those related to integrated utilities, merchant generation, and oil and gas exploration and production. He was involved in KKR & Co.’s investment in Texas Genco as well as Energy Future Holdings. Prior to KKR & Co., Mr. Goltz was with Furman Selz Incorporated in its Corporate Finance Department sector. From 1999 until 2007, Mr. Goltz also served as a member of the board of directors of Accuride Corporation. He has a B.A., B.S., magna cum laude, from the University of Pennsylvania, and an M.B.A. from INSEAD, Fontainebleau, France.

Mr. Goltz was selected as one of our two interested directors because of his prior experience on the board of directors of a public company. Equally significant is his knowledge and experience with business development initiatives and with portfolio risk management and analytics, both of which we believe are key qualifications for providing sound direction and leadership. Mr. Goltz also possesses experience in developing and executing operational improvements and conducting due diligence, which we believe will be invaluable to the oversight of our portfolio investment processes.

Independent Directors

Frederick Arnold serves as an Independent Director. Mr. Arnold has held a series of senior financial positions, most recently serving as executive vice president, chief financial officer and a member of the executive committee of Capmark Financial Group, Inc. from September 2009 to January 2011, where he played a leadership role in that company’s bankruptcy filing and related transactions. Previously, he served as executive vice president of finance for Masonite Corporation, a manufacturing company, from February 2006 to September 2007. While at Willis Group from 2000 to 2003, Mr. Arnold served as chief financial and administrative officer of Willis North America, as group chief administrative officer of Willis Group Holdings Ltd. and as executive vice president of strategic development for Willis Group Holdings Ltd. He also served as a member of the Willis Group executive committee while holding the latter two positions. Prior to these roles, Mr. Arnold spent 20 years as an investment banker primarily at Lehman Brothers and Smith Barney, where he served as managing director and head of European corporate finance. During this time, his practice focused on originating and executing mergers and acquisitions and equity financings across a wide variety of industries and geographies. He also provides pro-bono transactional advice to the New York City Investment Partnership and performs fundraising leadership activities for Amherst College. Mr. Arnold received a J.D. from Yale University, M.A. from Oxford University and undergraduate degree, summa cum laude, from Amherst College.

Mr. Arnold was selected as one of our three independent directors because of his extensive leadership experience and financial expertise having been an international investment banker for 20 years.

James H. Kropp serves as an Independent Director. Mr. Kropp currently serves as chief investment officer with i3 Funds, LLC, a long/short investment fund. He served as the interim chief financial officer of TaxEase LLC, a property tax lender and tax lien investor from 2010 to February, 2012. Between January 2006 and December 2008, Mr. Kropp served as senior vice president of investments at Gazit Group USA, Inc., a real estate investor owned by a company listed on the Tel Aviv stock exchange. From 1995 to 2004, Mr. Kropp served as managing director at Christopher Weil & Company, Inc., with responsibility for investment banking and portfolio management. At Christopher Weil, he was also employed as a broker-dealer and a registered investment advisor. From 1998 to February 2006, Mr. Kropp also served as portfolio manager of Realty Enterprise Funds. Mr. Kropp also served as chief accounting officer and chief financial officer of Morgan Stanley Realty Inc. as well as chief financial officer of Harlon-East Properties Inc., a privately-held real estate developer. From 1973 through 1980, Mr. Kropp served on the audit staff of Arthur Young & Company (now Ernst & Young) in New York. Since 1998, Mr. Kropp has been a director, chairman of the compensation committee and member of the nominating/corporate governance committee of PS Business Parks, Inc., a public real estate investment trust whose shares are listed on the New York Stock Exchange. From May 2007 to February 2010, Mr. Kropp was an independent trustee of The CNL Funds, a registered investment company, serving as chairman of the audit committee and a member of the governance and independent trustee committees. From 2002 to February 2007, Mr. Kropp served on the board of directors for Trustreet Properties Inc. and its predecessor, US Restaurant Properties Inc., and served as chairman of its audit committee and compensation committee and as a member of the nominating and corporate governance committees. Mr. Kropp also previously served on the board of directors of Madison Park Real Estate Investment Trust. Mr. Kropp received a B.B.A.-Finance from St. Francis College and completed the MBA/CPA preparation program from New York University. Mr. Kropp has, in the past, been licensed to serve in a variety of supervisory positions (including financial, options and compliance principal) by the National Association of Securities Dealers. He is a member of the American Institute of CPAs.

Mr. Kropp was selected as one of our three independent directors because of his prior experience on several investment fund committees. We believe Mr. Kropp’s direct experience with investments as a portfolio manager and registered investment adviser will be valuable to our board of directors. He also has extensive accounting, auditing and finance expertise which, we believe, will be beneficial in providing leadership on the audit committee.

Kenneth C. Wright serves as an Independent Director. Mr. Wright has been a partner with the law firm of Baker & Hostetler LLP since 1990. Mr. Wright has regularly practiced in the areas of transaction structuring, acquisitions, dispositions, public and private offerings of securities, structured finance and international financings and transactions. Mr. Wright’s practice has included public and private entities in the United States and in foreign jurisdictions (including Asia and Latin America). He has also represented clients in the areas of financial services, investment fund formation and management and tax-exempt organizations. Mr. Wright also serves on the board of the Florida Opportunity Fund, funded by (i) the Florida legislature to invest in seed capital and early stage venture capital funds that agree to invest in Florida and (ii) the Florida Energy and Climate Commission to invest in Florida businesses to increase the use of energy efficient and renewable energy technologies, equipment and materials. Mr. Wright is a frequent speaker and program chair for professional organizations and served on numerous community and charitable boards and their executive committees. Mr. Wright received his J.D. from Southern Methodist University and his B.A. in Mathematics from Cameron University.

Mr. Wright was selected as one of our three independent directors because of his extensive legal expertise in transaction structuring and acquisitions. We believe Mr. Wright’s experience representing public companies and financial service companies will provide value to our board of directors. His considerable knowledge of corporate and securities law and experience with public offering and structured finance transactions will provide practical value to our board of directors.

Compensation of Directors

Each Independent Director shall be entitled to compensation for his services as a Director in the amount of $25,000 per year, plus $2,500 per each regular board meeting and $1,000 for (a) all committee meetings held during any regular board meeting and (b) any telephonic meeting of the Board or committee. We will not pay compensation to our interested directors. In addition, the independent directors will be reimbursed for reasonable out-of-pocket expenses incurred in connection with attending board and committee meetings. Each independent director will serve as chairman of one of our separate board committees; the chairman of the Audit Committee shall be entitled to compensation for his services as chair of the Audit Committee in the amount of $10,000 per year. There are no pension or retirement benefits being offered to our directors at this time.

Board Committees

In addition to serving on our board of directors, our directors will also serve on one or more of the following committees which have been established by our board of directors to handle certain designated responsibilities. The board of directors has designated a chairman of each committee. The board of directors may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in our best interest.

Independent Director Committee. Our independent director committee consists of all of our independent directors. Kenneth C. Wright currently serves as chairman of the independent director committee. The independent director committee assists the board of directors by acting as a liaison between the board of directors and our principal service providers, including without limitation, our Advisors. The independent director committee is responsible for assessing the flow of information between our management and the board of directors and overseeing the annual approval process of the Investment Advisory Agreement, the Administrative Services Agreement, the Sub-Advisory Agreement and the Managing Dealer Agreement. The independent director committee is also responsible for addressing conflict of interest matters and directing the retention of any consultants that the board of directors may deem necessary. Our independent director committee held one meeting during 2011.

Audit Committee. Our audit committee consists of all of our independent directors. James H. Kropp serves as chairman of the audit committee. Our board of directors has determined that James H. Kropp is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee operates pursuant to a written charter and meets periodically as necessary. A copy of the audit committee’s charter is available on our website: www.corporatecapitaltrust.com. The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. Our audit committee held five meetings during 2011.

Nominating and Governance Committee. Our nominating and governance committee consists of all of our independent directors. Frederick Arnold serves as chairman of the nominating and governance committee. The nominating and governance committee operates pursuant to a written charter and meets periodically as necessary. A copy of the nominating and governance committee’s charter is available on our website: www.corporatecapitaltrust.com. The nominating and governance committee is responsible for selecting, researching, and nominating directors for election by our shareholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. Our nominating and governance committee will consider shareholders’ proposed nominations for directors. A shareholder who desires to recommend a nominee must submit a request in writing pursuant to the relevant provisions of our bylaws. Our nominating and governance committee will consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as directors, provided that: (i) such person is a shareholder of our company at the time he, she or it recommends such nominee and is entitled to vote at the meeting of shareholders at which directors will be elected; and (ii) the committee will make the final determination as to the qualifications of the individual to be nominated. The committee will evaluate each nominee recommended by a shareholder to serve as director in the same manner as it would evaluate potential nominees identified by the committee. Our nominating and governance committee held one meeting during 2011.

Board Leadership Structure

Our business and affairs are managed under the direction of our board of directors. Among other things, our board of directors sets broad policies for us and approves the appointment of our investment advisers, administrator and officers. The role of our board of directors, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our board of directors may designate one of our directors as chair to preside over meetings of our board of directors and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our board of directors. Presently, Mr. Sittema serves as chairman of our board of directors and is an “interested person” by virtue of his professional association with CNL Financial Group. We believe that it is in the best interests of our shareholders for Mr. Sittema to serve as chair of our board of directors because of his significant experience in matters of relevance to our business. Our board of directors has determined that the compositions of the audit committee and the independent director committee are appropriate means to address any potential conflicts of interest that may arise from the chair’s status as an interested person of us. We believe that our board of directors’ flexibility to determine its chair and reorganize its leadership structure from time to time is in the best interests of us and our shareholders.

Each year, our independent directors will designate an independent director to serve as the lead independent director on our board of directors. The designation of a lead independent director is for a one-year term. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. The lead independent director will preside over meetings of our independent director committee. The lead independent director will also serve as a liaison between our independent director committee and our management on a wide variety of matters, including agenda items for our board of directors meetings. Designation as such does not impose on the lead independent director any obligations or standards greater than or different from those of our other directors.

All of the independent directors play an active role on the board of directors. The independent directors compose a majority of our board of directors and are closely involved in all material deliberations related to us. Our board of directors believes that, with these practices, each independent director has an equal involvement in the actions and oversight role of our board of directors and equal accountability to us and our shareholders. Our independent directors meet separately (i) as part of each regular board of directors meeting and (ii) with our chief compliance officer, as part of at least one board of directors meeting each year. Our independent director committee may hold additional meetings at the request of the lead independent director or another independent director.

Our board of directors believes that its leadership structure—a chair of our board of directors who is separate from our chief executive officer, a lead independent director and committees led by independent directors—is the optimal structure for us at this time. Our board of directors, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

Our board of directors oversees our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Our board of directors implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, our board of directors and its committees receive reports on our Advisors’ activities, including reports regarding our investment portfolio and financial accounting and reporting. Our board of directors also receive a quarterly report from our chief compliance officer, who reports on our compliance with the federal and state securities laws and our internal compliance policies and procedures as well as those of our Advisors, Managing Dealer, administrator and transfer agent. The audit committee’s meetings with our independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, our board of directors meets periodically with our Advisors to receive reports regarding our operations, including reports on certain investment and operational risks, and our independent directors are encouraged to communicate directly with senior members of our management.

Our board of directors believes that this role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of us, our Advisors and our other service providers.

Our Investment Advisors and Executive Officers

As an externally managed business development company, we rely on the services of CNL as investment advisor under the Investment Advisory Agreement and the services of KKR as investment advisor under the Sub-Advisory Agreement. CNL also provides administrative services to us under the Administrative Services Agreement. In connection with its services, CNL has also agreed to provide us with personnel to serve as our appointed officers. While associated with CNL, our appointed executive officers serve on behalf of our company and consist of our chief executive officer, chief financial officer, senior vice presidents and chief compliance officer. We do not pay any compensation to any of our executive officers, with the exception of agreed-upon reimbursement payments to CNL pursuant to the Administrative Services Agreement for the professional services provided by our chief compliance officer and chief financial officer.

Messrs. Sittema and Goltz, our two interested directors, are among the senior executives of CNL and KKR who provide services to us on behalf of our investment advisors. Biographies for the senior members of the CNL and KKR teams who provide services to us are set out below. These include the individuals who will be responsible for the overall management of our activities and the day-to-day management of our investment portfolio. Unless otherwise noted, the address for each executive officer is c/o Corporate Capital Trust, Inc., 450 South Orange Ave., Orlando, Florida 32801.

Robert A. Bourne serves as a director and investment committee member of CNL Fund Advisors Company. Mr. Bourne also serves as director and vice chairman of CNL Financial Group and as director and/or an officer of various affiliates of CNL Financial Group, including CNL Capital Markets Corp., CNL Securities Corp., a FINRA registered broker-dealer and CNL Bancshares, Inc. Previously Mr. Bourne served as CNL Financial Group’s president from 1995 to November 2006 and treasurer from 1984 to March 2006 and served as CNL Securities Corp.’s chief executive officer from 2004 to December 2009. Mr. Bourne is also a director, vice chairman of the board of directors, and treasurer of CNL Lifestyle Properties, Inc., a public, non-traded real estate investment trust, as well as a director of CNL Lifestyle Advisor Corporation, its adviser. Mr. Bourne is also a director, vice chairman of the board of directors, and treasurer of CNL Healthcare Trust, Inc., a public, non-traded real estate investment trust, as well as a director and vice chairman of the board of directors of CNL Health Corp., its adviser. Mr. Bourne is also chief executive officer of Global Growth Trust, Inc. and Global Income Trust, Inc., both of which are public, non-traded REIT’s. Mr. Bourne previously served as a director and vice chairman of the board of directors of multiple real estate investment trusts, including CNL Hotels & Resorts, Inc., CNL Retirement Properties, Inc., Trustreet Properties, Inc., and CNL Restaurant Properties, Inc. and was trustee and chairman of the board of trustees of The CNL Funds, an open-end mutual fund. Mr. Bourne currently serves on the Lake Highland Preparatory School Foundation board of directors; Steadman Philippon Research Institute board of directors and the Owen Board of Visitors, Vanderbilt University. Mr. Bourne graduated with honors from Florida State University with a B.A. in Accounting.

Andrew A. Hyltin serves as our Chief Executive Officer and President. Mr. Hyltin also currently serves as chief executive officer, president and investment committee member of CNL Fund Advisors Company. Mr. Hyltin joined CNL Financial Group, Inc. in 2001 and has extensive commercial lending and investment banking experience. Mr. Hyltin is also currently president and chief investment officer of CNL Private Equity Corp, formerly the parent entity of CNL Fund Advisors Company. In this role, Mr. Hyltin is responsible for the overall management of its portfolio of private offerings and alternative investments. From April 2009 to March 2010, Mr. Hyltin served as president to The CNL Funds, an open-end mutual fund. Mr. Hyltin also serves as a director of the Florida Opportunity Fund, a non-profit corporation developed in response to the Florida Capital Formation Act that seeks to increase early stage capital and technology commercialization in Florida. Mr. Hyltin has a B.A. in Finance from Texas Christian University.

Paul S. Saint-Pierre serves as our Chief Financial Officer, Treasurer and Secretary. Mr. Saint-Pierre also currently serves as chief financial officer and senior vice president of CNL Fund Advisors Company. Mr. Saint-Pierre joined CNL Financial Group in January 2007 and has significant investment research and strategy, investment banking, financial management and reporting experience. From February 2007 to March 2010, Mr. Saint-Pierre served as Treasurer to The CNL Funds, an open-end mutual fund. From January 2007 to December 2008, Mr. Saint-Pierre served as senior vice president and chief financial officer of CNL Fund Management Company, a sub-adviser to a public, non-traded real estate investment trust. From 2005 to January 2007, Mr. Saint-Pierre served as chief financial officer of Hovnanian Land Investment Group, a land development and institutional investment firm. Mr. Saint-Pierre received his B.A. from Michigan State University and an M.B.A. from University of California, Berkeley.

Nathan P. Headrick serves as our Chief Compliance Officer and Chief Legal Officer. Mr. Headrick also currently serves as chief compliance officer and general counsel for CNL Securities Corp. and as corporate counsel for CNL Capital Markets. In these roles, he is responsible for overseeing an overall compliance scheme featuring particularized rules, policies and procedures adopted in association with numerous applicable regulatory requirements mandated by the SEC, FINRA and individual state jurisdictions. Prior to these roles, he practiced law as a corporate attorney with Foley & Lardner LLP. His areas of specialty included securities law, private equity offerings and business counseling. Mr. Headrick received his J.D. from Georgetown University Law Center, and also holds a B.A. in Political Science and International Studies from the University of North Carolina at Chapel Hill and a Master of Theology from Harvard University. He is a member of the U.S. Supreme Court bar.

Deryck A. Harmer serves as our Senior Vice President. In addition, Mr. Harmer currently serves as senior vice president and investment committee member of CNL Fund Advisor Company; in this role he leads its business development, investment and operating activities. Mr. Harmer joined CNL Financial Group in 2003 and has worked within the real estate and private equity divisions managing investments across a number of asset classes and sectors. Between 2002 and 2003, Mr. Harmer worked at PricewaterhouseCoopers in New York where he performed tax services for a broad range of companies. Mr. Harmer has a B.S., summa cum laude, in Accounting from Florida State University and an M.B.A. with a concentration in Finance from Rollins College.

William C. Sonneborn joined KKR & Co. in 2008 and is a Member of the ultimate general partner of Kohlberg Kravis Roberts & Co. He heads KKR, which includes KKR Financial Holdings LLC, of which he is the CEO. He is also a member of the Credit, Mezzanine and Special Situations Investment Committees. Prior to joining KKR & Co., he spent over 10 years at The TCW Group, Inc. most recently as President and Chief Operating Officer and CEO of The TCW Funds, Inc. and a member of the executive committee of Société Générale Asset Management, S.A. His responsibilities at TCW included overseeing and developing portfolio management, operations, and sales and marketing in both traditional and alternative investments. He has also served as member of the board of directors of The TCW Group, Inc. and Sompo Japan Asset Management in Tokyo, Japan. Prior to TCW, he spent 6 years in investment banking at Goldman, Sachs & Co. in both New York and Hong Kong predominantly focused on executing mergers & acquisitions for financial institutions. Mr. Sonneborn graduated with honors from Georgetown University.

Jean-Marc R. Ciancimino joined KKR & Co. in 2008 with particular responsibility for the European dimension of KKR Mezzanine Partners. Prior to KKR & Co. he was with GSC Group in their European Mezzanine business where he was a Managing Director responsible for sourcing and evaluating middle and large market transactions. After spending several years in the Leveraged Finance Group of Bankers Trust, Mr. Ciancimino moved to the principal side in 1999 investing in European mezzanine for Prudential in London as an Associate Director. Mr. Ciancimino started his career in finance at Citibank. He holds degrees from Cambridge and London Universities.

Erik A. Falk joined KKR & Co. in 2008 and is a member, portfolio manager and co-head of leveraged credit at KKR, as well as a member of the KKR Portfolio Management Committee. Prior to joining KKR & Co., Mr. Falk was a Managing Director at Deutsche Bank Securities Inc. where he was most recently global co-head of the Securitized Products Group. Prior to that, Mr. Falk worked for Credit Suisse First Boston where he was a Director in the Asset Backed Securities department. Mr. Falk holds a B.S. and M.S. from Stanford University.

Christopher A. Sheldon joined KKR & Co. in 2004 and is a member of KKR, serving as co-head of leveraged credit, as well as a member of the KKR Portfolio Management Committee. Prior to his current role at KKR, Mr. Sheldon was responsible for opening the KKR London office in 2007 and for covering a number of sectors, including technology, media, cable and telecom. Before joining KKR & Co., Mr. Sheldon was a Vice President and Senior Investment Analyst with Wells Fargo’s High Yield Securities Group. Mr. Sheldon previously worked at Young & Rubicam Advertising and at SFM Media Corporation in their media-planning department. Mr. Sheldon has a B.A. from Denison University.

Lee D. Stern joined KKR & Co. in 2009 and is a Director with KKR where he has a particular focus on mezzanine transactions. Prior to joining KKR & Co., Mr. Stern was a Managing Director at Blackstone/GSO Capital Partners in GSO’s Private Origination team. Previously, he was a Founding Member, EVP and Chief Transaction Officer of Technology Investment Capital Corp., and before that worked at Nomura Merchant Banking, where he helped build the principal debt business. He has held managing director positions at Kidder, Peabody & Co., Inc., Drexel Burnham Lambert, and L.F. Rothschild, Unterberg, Towbin. Mr. Stern received a B.A. from Middlebury College and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

Jamie M. Weinstein joined KKR & Co. in 2005 and is the co-head of special situations investing, which includes the Firm’s global activities in public and private distressed and structured principal investments. He is also a member of the KKR Portfolio Management Committee. Previously, he was a portfolio manager with responsibility across KKR’s credit strategies. He also has extensive experience as a research analyst managing the financial services, healthcare and commercial real estate sectors. Prior to joining KKR & Co., Mr. Weinstein was with Tishman Speyer Properties as Director of Acquisitions for Northern California and The Boston Consulting Group as a strategy consultant. He received a B.S.E. degree cum laude in Civil Engineering and Operations Research from Princeton University and a M.B.A. from the Stanford University Graduate School of Business, where he was an Arjay Miller Scholar. Mr. Weinstein serves as a Trustee of the Contemporary Jewish Museum in San Francisco and is actively involved in the Jewish Community Federation of San Francisco on its Endowment Investment Committee and Capital Planning Committee.

Nathaniel L. Yap joined KKR & Co. in 2004, bringing over 12 years of investment experience to his position as a director in credit strategies at KKR. Prior to joining KKR & Co., he worked in High Yield Securities at J.P. Morgan, following the paper, packaging and chemicals industries. Previously, Mr. Yap worked as a senior investment analyst in High Yield and Distressed Securities at Wells Fargo, where he was responsible for investment decisions related to industrial and manufacturing companies. Mr. Yap holds a B.S. from Cornell University, an M.B.A. from the Wharton School at the University of Pennsylvania and is a C.F.A. Charterholder.

Nathaniel M. Zilkha joined KKR & Co. in 2007 and is the global co-head of special situations investing. He is also a member of the KKR Portfolio Management Committee. Prior to joining KKR & Co., Mr. Zilkha was a member of the Principal Investment Area of Goldman, Sachs & Co., where he invested in private equity and principal debt transactions. He is currently on the board of directors of Harden Healthcare. Mr. Zilkha graduated cum laude from Princeton University.

ADVISORY AGREEMENTS AND FEES

Our investment process is a collaborative effort between CNL and KKR and benefits from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities they bring. CNL is responsible for the overall management of our activities and KKR is responsible for the day-to-day management of our investment portfolio. CNL provides its services under the Investment Advisory Agreement and under the Administrative Services Agreement with us, and KKR provides its services under the Sub-Advisory Agreement with CNL and us. The activities of both of our Advisors are subject to the supervision and oversight by our board of directors.

Advisory Services

Under the terms of the Investment Advisory Agreement and the Sub-Advisory Agreement, our Advisors are responsible for the following:

•	determining the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such strategies;

•	identifying, evaluating, negotiating and structuring the investments we make;

•	performing due diligence on prospective portfolio companies;

•	executing, closing, servicing and monitoring the investments we make;

•	determining the securities and other assets that we will purchase, retain or sell; and

•	providing us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our capital.

KKR is primarily responsible for initially identifying, evaluating, negotiating and structuring our investments. These activities are carried out by its investment teams and are subject to the oversight of KKR’s senior investment personnel. Each investment that we make requires the approval of both our Advisors before the investment may be made. Certain affiliated co-investment transactions may require the additional approval of our independent director committee.

Additionally, as a business development company, we must offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance. Our Advisors or our administrator make available such managerial assistance, on our behalf, to our portfolio companies whether or not they request this assistance. We may receive fees for these services and will reimburse our Advisors for their allocated costs in providing such assistance, subject to review and approval by our board of directors.

Administrative Services

Under the terms of the Administrative Services Agreement, and on our behalf, CNL performs or oversees the performance of various administrative services that we require. These include investor services, general ledger accounting, fund accounting, maintaining required financial records, calculating our net asset value, filing tax returns, preparing and filing SEC reports, preparing, printing and disseminating shareholder reports and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. CNL provides us with facilities and access to personnel necessary for our business and these services. For providing these services, facilities and personnel, we reimburse CNL for administrative expenses it incurs in performing its obligations.

Term; Effective Date

Each of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Administrative Services Agreement were approved by our board of directors on March 16, 2011 and became effective as of the date that we met our minimum offering requirement, which was on June 16, 2011. Disclosure regarding the basis for our board of directors’ approval of these agreements is included in our annual report on Form 10-K for 2011. Unless earlier terminated as described below, each agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by a majority of our directors who are not interested persons and either our board of directors or the holders of a majority of our outstanding voting securities.

Each of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Administrative Services Agreement will automatically terminate in the event of its assignment. In accordance with the 1940 Act, we may terminate the Investment Advisory Agreement and the Administrative Services Agreement with CNL and cause CNL to terminate the Sub-Advisory Agreement with KKR upon 60 days’ written notice. The decision to terminate any agreement may be made by a majority of our independent directors or the holders of a majority of the outstanding shares of our common stock. CNL and KKR have separately agreed between themselves that, in the event that one of them is removed by us as investment advisor other than for cause, the other will also terminate its advisory agreement with us.

CNL is permitted to voluntarily terminate the Investment Advisory Agreement and the Administrative Services Agreement, and KKR is permitted to voluntarily terminate the Sub-Advisory Agreement, upon 120 days’ prior written notice. CNL may not terminate the Sub-Advisory Agreement without the consent of our independent directors or the holders of a majority of the outstanding shares of our common stock.

Investment Advisory Fees

We pay CNL a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. CNL compensates KKR for advisory services that it provides to us with 50% of the fees that CNL receives from us under the Investment Advisory Agreement. We believe that this fee structure benefits shareholders by aligning the compensation of both of our Advisors with our overall investment performance. The cost of both the management fee and the incentive fee is ultimately borne by our shareholders.

Management Fee

The management fee is calculated at an annual rate of 2% of our average gross assets and it is payable monthly in arrears. The determination of average gross assets reflects changes in the fair market value of portfolio investments.

Incentive Fee

The incentive fee comprises two parts: (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

The subordinated incentive fee on income is earned on pre-incentive fee net investment income and shall be determined and payable in arrears as of the end of each calendar quarter during which the Investment Advisory Agreement and the Sub-Advisory Agreement are in effect. In the case of a liquidation or if the Investment Advisory Agreement or Sub-Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.

The subordinated incentive fee on income for each quarter is calculated as follows:

•

No subordinated incentive fee on income is payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.75% per quarter on our average adjusted capital. We refer to this as the quarterly preferred return.

•

All of our pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% on our average adjusted capital in any quarter, is payable to the Advisors. We refer to this portion of our subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.1875% on our average adjusted capital in any quarter.

•

For any quarter in which our pre-incentive fee net investment income exceeds 2.1875% on our average adjusted capital, the subordinated incentive fee on income shall equal 20% of the amount of our pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

•

Pre-incentive fee net investment income is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus our operating expenses for the quarter, including the management fee, expenses payable under the Administrative Services Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding (i) the incentive fee, (ii) any expense support payments under our Expense Support and Conditional Reimbursement Agreement with the Advisers (see “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Financial Condition, Liquidity and Capital Resources— Expense Waiver and Reimbursement Arrangements with our Advisors”), (iii) any reimbursement by us of expense support payments, and (iv) any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

•

Adjusted capital is defined as (a) cumulative proceeds generated from sales of our common stock, including proceeds from our distribution reinvestment plan, net of sales loads (sales commissions and marketing support fees) and (b) reduced for (i) distributions paid to our shareholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to our share repurchase program.

The following is a graphical representation of the calculation of the quarterly subordinated incentive fee on income:

Quarterly Subordinated Incentive Fee on Income

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of average adjusted capital)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee

The incentive fee on capital gains is earned on liquidated investments and shall be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement and the Sub-Advisory Agreement are in effect. In the case of a liquidation, or if the Investment Advisory Agreement or Sub-Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal 20% of our realized capital gains on a cumulative basis from inception, net of (i) all realized capital losses and unrealized depreciation on a cumulative basis from inception and (ii) the aggregate amount, if any, previously paid incentive fees on capital gains.

For a description of our potential liquidity events, see “Company Profile—Shareholder Liquidity Strategy” on page 50.

Because of the structure of the subordinated incentive fee on income and the incentive fee on capital gains, it is possible that we may pay such fees in a quarter where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the 1.75% on average adjusted capital for a quarter, we will pay the applicable incentive fee even if we have incurred a net loss in the quarter due to a realized or unrealized capital loss. Our Advisors will not be under any obligation to reimburse us for any part of the incentive fee they receive that is based on prior period accrued income that we never receive as a result of a subsequent decline in the value of our portfolio or any borrower default.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees are calculated using a detailed policy and procedure approved by our Advisors and our board of directors, including a majority of the independent directors, and such policy and procedure are consistent with the description of the calculation of the fees set forth above.

Our Advisors may elect to defer or waive all or a portion of the fees that would otherwise be paid to them in their sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as our Advisors may determine in their sole discretion. To the extent that KKR elects to receive its allocable share of the fees in a particular form or waive or defer all or any portion of its allocable share of the fees, CNL will make the election on its behalf and any amounts due to KKR under the Sub-Advisory Agreement will be adjusted accordingly.

Below are examples of the two-part incentive fee:

Example – Subordinated Incentive Fee on pre-incentive fee net investment income for each quarter

Scenarios expressed as a percentage of average adjusted capital	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income	0.5500%	1.9500%	2.8000%

Catch up incentive fee (Max of 0.4375%)	—	(0.2000)%	(0.4375)%
Split incentive fee (20% above 2.1875%)	—	—	(0.1225)%

Net Investment income	0.5500%	1.7500%	2.2400%

Scenario 1 – Subordinated Incentive Fee on Income

Pre-incentive fee net investment income does not exceed the 1.75% preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.

Scenario 2 – Subordinated Incentive Fee on Income

Pre-incentive fee net investment income falls between the 1.75% preferred return rate and the catch up of 2.1875%, therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.75% preferred return at 0.2%.

Scenario 3 – Subordinated Incentive Fee on Income

Pre-incentive fee net investment income exceeds the 1.75% preferred return and the 2.1875% catch up provision. Therefore the catch up provision is fully satisfied by the 0.4375% of pre-incentive fee net investment income above the 1.75% preferred return rate and there is a 20% incentive fee on pre-incentive fee net investment income above the 2.1875% “catch up.” This provides a 0.56% incentive fee which represents 20% of pre-incentive fee net investment income.

Example – Incentive Fee on Capital Gains

Assumptions

Year 1:	No net realized capital gains or losses
Year 2:	6% realized capital gains and 1% realized capital losses and unrealized capital depreciation; capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 Incentive Fee on Capital Gains	= 20% x (0)
= 0
= No Incentive Fee on Capital Gains

Year 2 Incentive Fee on Capital Gains	= 20% x (6% -1%)
= 20% x 5%
= 1%

Indemnification of Our Advisors

The Investment Advisory Agreement provides that each Advisor and its officers, directors, persons associated with each Advisor, shareholders (and owners of the shareholders), controlling persons and agents are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceedings arising out of or otherwise based on the performance of any of such Advisor’s duties or obligations under the Investment Advisory Agreement or the Sub-Advisory Agreement, as applicable, or otherwise as our investment adviser, (i) to the extent such damages, liabilities, cost and expenses (A) are not fully reimbursed by insurance and (B) do not arise by reason of willful misfeasance, bad faith, or gross negligence in such Advisor’s performance of such duties or obligations, or such Advisor’s reckless disregard of such duties or obligations, and (ii) otherwise to the fullest extent such indemnification is consistent with the provisions of our articles of incorporation, the 1940 Act, the laws of the State of Maryland and other applicable law.

USE OF PROCEEDS

We will use the net proceeds from this offering to make investments in accordance with the investment objective and strategies described in this prospectus. These proceeds may be used for working capital. Net proceeds received by us from the sale or liquidation of assets, to the extent not used to fund distributions, are expected to be reinvested by us in assets in accordance with our investment objectives and investment strategies.

Based on prevailing market conditions, we anticipate that we will invest the proceeds from each subscription closing generally within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, money market funds and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a business development company and our election to be taxed as a RIC. During this time, we may also use the net proceeds to pay operating expenses and to fund distributions to our shareholders. In addition, during this time, we will pay management fees under the Investment Advisory Agreement as described elsewhere in this prospectus.

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering if we sell: (1) $375 million worth of shares, and (2) the maximum number of shares registered in this offering, or 150,000,000 shares, both at the current offering price of $10.85 per share. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the current public offering price of the common stock and the actual number of shares of common stock, if any, we sell in the offering.

The amounts in the table below assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and marketing support fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries, and sales to our affiliates. The reduction in these fees, as appropriate, will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because the amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	$375 Million Capital Raise		Maximum Offering
	Amount	%	Amount	%

Gross proceeds	$375,000,000	100.0%	$1,627,500,000	100.0%
Less:
Selling commissions	$26,250,000	7.0%	$113,925,000	7.0%
Marketing support fee	$11,250,000	3.0%	$48,825,000	3.0%
Offering expenses	$5,625,000	1.5%	$24,412,500	1.5%

Net Proceeds/Amount Available for Investments	$331,875,000	88.5%	$1,440,337,500	88.5%

In addition to the sales load, we estimate that we will incur in connection with this offering approximately $5.6 million of expenses (approximately 1.5% of the gross proceeds), assuming gross proceeds of $375 million from an assumed 34,562,211.982 common shares sold at $10.85 per share; and approximately $24.4 million of expenses (approximately 1.5% of the gross proceeds) if the maximum number of common shares is sold at $10.85 per share.

There can be no assurance that we will be able to sell all of the shares that we are registering. If we sell only a portion of the shares that we are registering, we may be unable to achieve our investment objective.

DISTRIBUTIONS

On June 8, 2011, we began authorizing and paying monthly distributions to our shareholders. We will distribute pro rata to our shareholders funds received by us that we deem unnecessary for us to retain. Any distributions to our shareholders will be declared out of assets legally available for distribution. We expect to continue making monthly distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our shareholders are appropriate. We have not established any limit on the extent to which we may use borrowings, if any, our equity capital, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). There can be no assurance that we will be able to sustain distributions at any particular level.

Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution is mailed to our shareholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

We intend to elect to be treated, beginning with our taxable year ending December 31, 2011, and intend to qualify annually thereafter, as a RIC under the Code. To maintain RIC tax treatment, we must distribute at least 90% of our net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of sub-chapter M. If a RIC makes a spillover dividend the amounts will be included in the 1099s for the year the spillback distribution is paid (stated differently there is no impact of a spillback distribution to the shareholder).

In order to minimize certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

We currently intend to distribute net capital gains ( i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Tax Matters.”

We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

SELECTED FINANCIAL DATA

You should read this selected consolidated financial data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our audited consolidated financial statements and notes thereto included elsewhere in the registration statement. The selected financial data as of and for the years ended December 31, 2011 and for the period from June 9, 2010 (Inception) to December 31, 2010 have been derived from our audited consolidated financial statements.

	Year Ended December 31, 2011	Period from June 9, 2010 (Inception) to December 31, 2010
	(U.S. dollar amounts in thousands, except per share data)
Statement of operations data:
Investment income	$959	$—
Operating expenses
Total expenses	1,481	—
Less: Expense reimbursement from Advisors	1,376	—
Net expenses	106	—
Net investment income	853	—
Realized and unrealized gain	529	—
Net increase in net assets resulting from operations	$1,382	$—
Per share data:
Net investment income - basic and diluted	$0.67
Net increase in net assets resulting from operations—basic and diluted	$1.09
Distributions declared	$0.37
Balance sheet data:
Total assets	$116,223	$200
Credit facility	$25,340	—
Total net assets	$65,163	$200
Other data:
Total investment return (1)	6.52%	—
Number of portfolio companies at period end	110	—
Total portfolio investments for the period	$106,811	—
Investment sales and prepayments for the period	$482	—

(1)	Total investment return in 2011 is based on (i) the purchase of one share at the initial public offering price, net of sales load, on the first day of the period, (ii) the sale at the net asset value per share, on the last day of the period, of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of distributions, and (iii) the cash value for any distributions payable on the last day of the period. The total return calculation assumes that (i) the cash distributions are reinvested in accordance with our company’s distribution reinvestment plan and (ii) the shares issued pursuant to the distribution reinvestment plan are issued at the then public offering price, net of sales load, on each distribution payment date. Since there is no public market for our company’s shares, then current market value is assumed to be equal to (i) the initial public offering price, net of sales load, on the first day of the period ($9.00) and (ii) net asset value per share on the last day of the period ($9.21). Total investment return is not annualized.

SENIOR SECURITIES

On August 22, 2011, CCT Funding, our wholly-owned special purpose financing subsidiary, entered into a revolving credit facility with Deutsche Bank. Deutsche Bank is the sole initial lender and serves as administrative agent under the credit facility. The credit facility provides for borrowings in an aggregate amount up to $175 million on a committed basis with an accordion feature that can increase the aggregate maximum credit commitment up to $250 million, if exercised and under certain circumstances.

The Tranche A Loans, representing the initial $75 million of borrowing commitment, generally bear interest based on a one-month adjusted LIBOR for the relevant interest period, plus a spread of 1.70% per annum. The Tranche B Loans, representing $100 million of borrowing commitment, will generally bear interest based on a three-month adjusted LIBOR for the relevant interest period, plus a spread of 2.35% per annum. Interest is payable monthly in arrears. Any amounts borrowed under the credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 22, 2013. See “Discussion of Expected Operating Results—Financial Condition, Liquidity and Capital Resources” for a more detailed discussion of the terms of our credit facility.

As of December 31, 2011, approximately $25.3 million was borrowed and outstanding under the credit facility, and, as of March 22, 2012, approximately $63.74 million was borrowed and outstanding under the credit facility.

Information about our senior securities, which comprise borrowings under our credit facility, is shown in the following table below as of December 31, 2011. The information has been derived from our audited consolidated financial statements.

	0,00000	0,00000	0,00000	0,00000
Year Ended	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facility
2011	$25,340	3.57	—	N/A

(1)	Total amount (in thousands) of each class of senior securities outstanding at the end of the period presented.

(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, in relation to the aggregate amount of senior securities representing indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in the registration statement.

Overview

We are a non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Formed as a Maryland corporation on June 9, 2010, we are externally managed by CNL and KKR, which are collectively responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Both of our Advisors are registered as investment advisers with the SEC. We intend to elect to be treated, beginning with our first taxable year ending December 31, 2011, and intend to qualify annually, as a RIC under the Code.

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies (also referred to as “portfolio companies”) with a focus on originated transactions sourced through the networks of our Advisors. A substantial portion of our portfolio consists of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may also potentially purchase common or preferred equity interests in portfolio companies.

The level of our investment activity depends on many factors, including: the amount of debt and equity capital available at large to finance the business activities of portfolio companies; the level of merger, acquisition and refinancing activity involving portfolio companies; the availability of credit to finance transactions; and the general economic and competitive environment for the types of debt investments that we seek to include in our investment portfolio. Based on prevailing market conditions, we anticipate that we will invest the proceeds from each subscription closing generally within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Any distributions we make during such period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

Our business operations commenced on June 17, 2011 when we began to incur operating expenses after raising and closing on more than $2 million of subscriptions for the common stock of our Offering. Our investment operations commenced on July 1, 2011 when we began to commit capital to the purchase of investments in portfolio companies. Therefore the discussion presented below is specifically relevant to the six months of our investment operations from July 1, 2011 to December 31, 2011.

Business Environment

For the majority of 2011, widespread macroeconomic and political concerns created strong volatility in the capital markets. This was especially evident in the third quarter as investors attempted to assess risk related to the instability of the Eurozone debt markets. This caused a decrease in new issue volume and pressure on secondary market levels. The S&P 500 index fell 14% in the third quarter 2011 with the primary senior debt index, the S&P/LSTA Leveraged Loan index, decreasing 3.9% for the same period. Additionally, the Merrill Lynch High Yield Master II index, a primary measure of subordinated debt, decreased 6.3% in the third period of 2011. Closing out the year in the fourth quarter 2011, we did witness modest price appreciation of these debt indices concurrent with an increase in new debt issues. However, it was evident that uncertainty remained prevalent surrounding the Eurozone debt crisis and other global economic conditions.

At December 31, 2011, the S&P 500 index ended the year even, the S&P/LSTA Loan index had a marginal increase of 1.5% for 2011 ( 10.2% for 2010) and the Merrill Lynch High Yield Master II index, a measure of subordinated debt, returned a modest 4.4% for 2011 (15.2% for 2010).

Portfolio Investment Activity for the year ending December 31, 2011

On July 1, 2011 we commenced investment operations and began executing on our strategy of investing in the debt of privately owned U.S. companies. Specifically, during the year ending December 31, 2011, we invested $106.8 million in portfolio companies. These investments were sourced, underwritten and monitored by our Advisors. During the year ended December 31, 2011, we sold investment positions totaling $0.5 million. As of December 31, 2011, our investment portfolio consisted of 142 distinct investment positions in 110 portfolio companies, for a total fair value of $106.6 million, excluding our short term investments. See our audited consolidated schedule of investments, which forms part of our consolidated financial statements included elsewhere in the registration statement, for a comprehensive list of all investments in portfolio companies that we held in our portfolio as of December 31, 2011.

The information presented below is for further analysis of our portfolio. However, our portfolio is not managed with any specific investment diversification or dispersion target goals. The following table summarizes the composition of our investment portfolio at cost and fair value as of December 31, 2011, excluding our short term investments:

Asset Category	Cost	Fair Value	Percentage of Portfolio Fair Value
Senior debt securities	$71,398,157	$71,609,433	67.2%
Subordinated debt securities	34,613,494	34,877,800	32.7
Total debt securities	106,011,651	106,487,233	99.9
Preferred stock	99,595	102,524	0.1
Total	106,111,246	106,589,757	100.0%

The primary investment concentrations include (i) senior debt and (ii) subordinated debt securities. The debt investments in our portfolio were purchased at an average price of 97.7% of par value or stated value, as applicable.

At December 31, 2011, 58.5% of our debt investments, based on fair value, featured floating interest rates, primarily based on LIBOR, and 41.5% of our debt investments featured fixed interest rates; approximately 65% of our floating interest rate assets had base rate floors averaging 1.51%. As of December 31, 2011, our investment portfolio was diversified across 24 industries.

The table below delineates our debt investments by industry group and portfolio percentage by fair value of our debt assets in such industries as of December 31, 2011, excluding our short term investments:

Industry	Percentage of Portfolio Fair Value
Software & Services	14.6%
Retailing	12.6%
Telecommunication Services	9.0%
Media	8.1%
Diversified Financials	7.8%
Health Care Equipment & Services	6.9%
Pharmaceuticals, Biotechnology & Life Sciences	5.0%
Consumer Services	4.9%
Technology Hardware & Equipment	4.6%
Transportation	3.4%
Capital Goods	3.4%
Materials	3.4%
Energy	3.3%
Commercial & Professional Services	3.2%
Food & Staples Retailing	2.5%
Insurance	2.4%
Real Estate	1.5%
Banks	1.4%
Consumer Durables & Apparel	1.2%
Food, Beverage & Tobacco	0.5%
Semiconductors & Semiconductor Equipment	0.2%
Utilities	0.1%
Household & Personal Products	<.1%
Automobiles & Components	<.1%
Grand Total	100.0%

Our investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require us to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2011, we held one such delayed draw line of credit; however, this investment was fully funded and does not represent an unfunded loan commitment with recourse to us.

We neither “control” nor are we an “affiliated person” (each as defined in the 1940 Act) of any of our portfolio companies. Under the 1940 Act, we generally would be presumed to “control” a portfolio company if we own beneficially, either directly or through one or more controlled companies, 25% or more of its voting securities; and generally would be an “affiliated person” of a portfolio company if we directly or indirectly own or otherwise control 5% or more of its voting securities.

Financial Condition, Liquidity and Capital Resources

Offering Proceeds

We generate cash primarily from (i) the net proceeds from our Offering, (ii) interest income, dividends, principal repayments, and (iii) proceeds from the periodic sales of our portfolio investments. Our primary use of cash will be investments in portfolio companies, payments of our expenses and cash distributions to our shareholders. We also borrow funds to invest alongside the proceeds of our Offering for the purpose of making investments that increase our current investment positions in portfolio companies and to increase the number of investments in portfolio companies. We commenced our Offering by selling our shares at an initial per share price of $10.00. We have since adjusted our offering price to the current per share offering price of $10.85 (and, as necessary, we will further increase our offering price) in order to ensure that our shares are sold at a price, after deduction of selling commissions and marketing support fees, that is equal to, or greater than net asset value.

Credit Facility

CCT Funding entered into a revolving credit facility with Deutsche Bank. Deutsche Bank is the sole initial lender and serves as administrative agent under the credit facility. The credit facility provides for borrowings in an aggregate amount up to $75 million on a committed basis (which we call the Tranche A Loans), with an accordion feature that can increase the aggregate maximum credit commitment up to $250 million, if exercised and under certain circumstances. On February 28, 2012, CCT Funding entered into an amendment to the credit facility to partially exercise the available accordion feature. The Amendment provides for the extension of a new tranche of commitments (which we call the Tranche B Loans) with borrowings in an aggregate amount up to $100 million, in addition to the aggregate Tranche A Loan commitment of up to $75 million.

Borrowings under the credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced by Deutsche Bank to CCT Funding will vary depending upon the types of assets in CCT Funding’s portfolio. In connection with the establishment of the credit facility, we contributed to CCT Funding (and will further contribute from time to time) all of our interests in certain of our assets, which may include cash or investments. We retain a residual interest in any contributed assets through our equity ownership of CCT Funding. CCT Funding may purchase additional investments from various sources. CCT Funding has appointed us to manage its portfolio of investments pursuant to the terms of an investment management agreement. CCT Funding’s obligations to Deutsche Bank are secured by a first priority security interest in substantially all of the assets of CCT Funding, including its portfolio of investments. The obligations of CCT Funding under the credit facility are non-recourse to us.

As of December 31, 2011, approximately $25.3 million was borrowed and outstanding under the credit facility. The carrying amount of the outstanding borrowings approximates its fair value. As of December 31, 2011, we had incurred costs of $244,805 in connection with obtaining and amending the credit facility, which we have recorded as deferred financing costs on its consolidated statements of assets and liabilities and is amortizing to interest expense over the two year life of the credit facility.

The Tranche A Loans generally bear interest based on a one-month adjusted LIBOR for the relevant interest period, plus a spread of 1.70% per annum. The Tranche B Loans will generally bear interest based on a three-month adjusted LIBOR for the relevant interest period, plus a spread of 2.35% per annum. Interest is payable monthly in arrears. The effective interest rate under the credit facility was 1.98% on December 31, 2011, exclusive of any commitment fees and other deferred financing costs related to establishing the credit facility. The weighted average interest rate for the year ending December 31, 2011 was 1.96% per annum. We incurred interest expense, including amortization of deferred financing costs, of $85,944 for the year ended December 31, 2011. Beginning on March 27, 2012, any unused balance of the Tranche A Loan commitment is subject to a continuing commitment fee of 0.75% per annum, and any unused balance of the Tranche B Loan commitment is subject to a continuing commitment fee of 0.75% per annum beginning on April 28, 2012. Any amounts borrowed under the credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 22, 2013.

The occurrence of certain events described as “Super-Collateralization Events” in the credit agreement, or a decline in CCT Funding’s net asset value below a specified threshold, will result in a lowering of the amount of funds that Deutsche Bank will advance against such assets. Super-Collateralization Events include, without limitation: (i) certain key employees ceasing to be directors, principals, officers or investment managers of KKR; (ii) the bankruptcy or insolvency of KKR or CNL; (iii) KKR’s ceasing to act as sub-advisor for us and/or CCT Funding, or CNL’s ceasing to act as investment advisor for us and/or CCT Funding; (iv) our ceasing to act as CCT Funding’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value above a specified threshold; and (v) fraud or other illicit acts by us, KKR or CNL in the company’s or their respective investment advisory capacities. If we are removed as the investment manager of CCT Funding, the applicable interest rate may increase by up to 1.00% in addition to triggering a Super-Collateralization Event.

Under the credit agreement, CCT Funding has made certain representations and warranties and it is required to comply with various covenants, reporting requirements and other customary requirements for credit facilities of this nature. As of December 31, 2011, management believes that we were in compliance with the covenants of the credit facility.

Our primary use of proceeds from the Offering and advances under the credit facility is investment in corporate bonds and loans involving private U.S. companies as borrowers.

Expense Waiver and Reimbursement Arrangements with our Advisors

The Advisors have incurred on our behalf organization and offering expenses totaling approximately $5.2 million as of December 31, 2011. We will reimburse the Advisors for the organization and offering expenses only to the extent that the reimbursement would not cause the total organization and offering expenses (which excludes selling commissions and marketing support fees) borne by us to exceed 5% of the aggregate gross proceeds from our Offering. The Advisors continue to be responsible for the payment of our organization and offering expenses to the extent they exceed 5% of the aggregate gross proceeds from the Offering, without recourse against or reimbursement by us. In 2011, the Advisors each provided written notice to us of their agreement to waive all reimbursement of organizational and offering expenses to which they are entitled for the period of June 17, 2011 to January 31, 2012. The Advisor’s waiver of organization and offering expense reimbursement temporarily reduced our operating expenses. We implemented the reimbursement of organization and offering expenses in February 2012 after the expiration of the waiver period.

On June 7, 2011, our company entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with CNL and KKR pursuant to which, as amended, CNL and KKR jointly and severally agreed to pay to our company certain of our operating expenses (an “Expense Support Payment”) during the period (the “Expense Support Payment Period”) between June 17, 2011 to March 31, 2012. On March 14, 2011, our company and the Advisors amended and restated the Expense Support Agreement that extended the terminal date of the Expense Support Payment Period to June 30, 2012, and to reflect the parties’ agreement to fix the amount of the Expense Support Payment at 25% of our operating expenses during the period from including April 1, 2012 until the end of the Expense Support Payment Period.

During the term of the Expense Support Agreement, the Advisors are entitled to an annual year-end reimbursement by our company (a “Reimbursement Payment”) for unreimbursed Expense Support Payments made under the Agreement, but such Reimbursement Payments may only be made within a period not to exceed three years from the end of the fiscal year in respect of which such Expense Support Payment was made. No Reimbursement Payment may be paid by our company before January 1, 2013 or to the extent that it would cause our company’s operating expenses (excluding investment advisory fees, organization and offering expenses and interest expenses) to exceed 1.91% of average net assets attributable to common shares as of the end of any such calendar year. During 2011, the total of Expense Support Payments by the Advisors was $1.376 million, representing all of our operating expenses, excluding unearned incentive fees on capital gains. There is no assurance from the Advisors that they will continue to make Expense Support Payments beyond the end of the Expense Support Payment Period ending on June 30, 2012. The Advisors were not entitled to any Reimbursement Payments in 2011. As of December 31, 2011, management believes that such Reimbursement Payment is not probable. Management will periodically assess the likelihood that Reimbursement Payments become probable.

The Expense Support Agreement may be terminated by the Advisors acting jointly, without payment of any penalty, upon written notice to us, except the Advisors may not terminate their obligations to make Expense Support Payments. In addition, the Expense Support Agreement will automatically terminate in the event of (a) the termination by us of either our Investment Advisory Agreement with CNL or our Sub-Advisory Agreement with CNL and KKR, or (b) our dissolution or liquidation. If the Expense Support Agreement is terminated due to termination of the Investment Advisory Agreement or the Sub-Advisory Agreement, then we must make a Reimbursement Payment to the Advisors, pro rata based on the aggregate unreimbursed Expense Support Payments made by each Advisor.

Distributions Declared and Paid

We pay our monthly distributions in the form of cash, unless shareholders elect to reinvest their ordinary monthly distributions and/or long-term capital gains distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under our distribution reinvestment plan will nevertheless remain taxable to the U.S. shareholder. We declared total distributions of $855,670 for the fiscal year ended December 31, 2011, which consisted of distributions in the amounts of $853,163 from net investment income and $2,507 from net realized capital gains.

Our shareholders who held our common stock between July 1, 2011 and December 27, 2011 received distributions of $0.3665 per share. The following table provides the details of the cash distributions per share that we declared and paid on our common stock as of December 31, 2011.

Payment Date	Declared Distribution Per Share
July 27, 2011	$0.053848
August 31, 2011	0.067310
September 28, 2011	0.053848
October 26, 2011	0.053848
November 30, 2011	0.068654
January 4, 2012	0.068990

Results of Operations

Set forth below are our results of operations for the year ended December 31, 2011.

Operating Expenses and Net Investment Income

Our business operations commenced on June 17, 2011 and portfolio investment activity commenced on July 1, 2011. Interest and nominal dividend income was $958,886 for the year ended December 31, 2011. Incremental amounts of investment capital obtained on a weekly basis from the Offering, and borrowings under the credit facility beginning in November 2011, were deployed in the acquisition of portfolio investments throughout the period between July 1, 2011 and December 31, 2011. However, we believe that our interest income is not representative of either our stabilized performance or our future performance. We expect an increase in interest income in future periods due to (i) an increasing proportion of investments held for the entire period relative to incremental investment activity in those future periods, and (ii) an increasing and growing base of investments in portfolio companies that we expect to result from the expected increase in capital available for investment as related to our continuous Offering.

Operating expenses were $1,481,315 for the year ended December 31, 2011, effectively representing expenses incurred between June 17, 2011 through December 31, 2011. All operating expenses since our inception, with the exception of unearned incentive fees on capital gains in the amount of $105,723, were offset by the Advisors’ Expense Support Payments. We consider the following expense categories to be relatively fixed in the near term: administrative services, director’ fees and expenses, and custodian and accounting fees. However, we expect these expenses to increase gradually over the long-term with the growth of our company and our investment portfolio. Variable operating expenses include professional services, investment advisory fees, interest expense, and a component of other operating expenses related to transfer agency services and shareholder services. We expect these variable operating expenses to increase either in connection with the growth in the asset base (investment advisory fees and interest expense), the number of shareholders and open accounts (transfer agency services and shareholder services) and the continued execution of our investment strategy (professional services).

Net investment income was $853,163 for the year-ended December 31, 2011, after considering Expense Support Payments. Net realized and unrealized gains were $528,615, resulting in net increase in net assets of $1,381,778. We expect net investment income to increase in the near-term due to continued growth in the size of our investment portfolio, primarily attributable to capital raised from our continuous Offering and borrowed funds under our credit facility agreement.

Net Assets, Net Asset Value per Share and Total Return since Inception

Net assets increased $65.0 million during the year ended December 31, 2011 as compared to an increase in net assets of $0.20 million for the period of June 9, 2010 to December 31, 2011. Nearly all of this increase was attributable to the issuance of shares of common stock in the current Offering and reinvestment of distributions. Net investment income contributed $853,163 to the increase in net assets during year ended December 31, 2011, while net realized gain on investments contributed $5,113 and net change in unrealized appreciation contributed $523,502 to the increase in net assets in the year ended December 31, 2011. The unrealized appreciation on investments was primarily due to changes in the fair value of portfolio investments subsequent to the purchase of investments. Fluctuations in prevailing interest rates may cause further changes in unrealized appreciation and depreciation on investments. None of the portfolio investments were non-accrual or in default as of December 31, 2011.

Our net asset value per share was $9.00 on June 17, 2011 and $9.21 on December 31, 2011. After considering the changes in net asset value per share, distributions of approximately $0.37 per share, and the reinvestment of monthly distributions into our shares of common stock at the then prevailing public offering price, net of sales load, the total investment return (not annualized) was 6.52% over the period beginning June 17, 2011 and ending December 31, 2011.

Capital Stock Activity

The number of shares of our common stock outstanding increased by 7,050,944 during the year ended December 31, 2011. The public offering price was $10.25 per share and the net price (net of sales load) was $9.225 per share on December 31, 2011, pursuant to the Offering.

Off-Balance Sheet Arrangements

We had no off-balance sheet arrangements as of December 31, 2011.

Contractual Obligations

The following contracts and agreements by their respective terms became effective on June 17, 2011 upon the satisfaction of our minimum offering requirement:

Investment Advisory Agreements

We have entered into the Investment Advisory Agreement with CNL for the overall management of our investment activities. CNL has also entered into the Sub-Advisory Agreement with KKR, under which KKR is responsible for the day-to-day management of our investment portfolio. Pursuant to the Investment Advisory Agreement, CNL will earn a management fee equal to an annual rate of 2% of our average gross assets, and an incentive fee based on our performance. The incentive fee is comprised of the following two parts: (i) a subordinated incentive fee on income, and (ii) an incentive fee on capital gains. CNL will compensate KKR for advisory services that it provides to us with 50% of the fees that CNL receives under the Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement, CNL (and indirectly KKR) are also entitled to receive up to 5% of gross proceeds in connection with the Offering as reimbursement for organization and offering expenses incurred by the Advisors on our behalf. The terms of the Investment Advisory Agreement and the Sub-Advisory Agreement were approved by the vote of a majority of our directors who are not “interested persons” (as defined in the 1940 Act) in relation to us or our Advisors. Such approval was made in accordance with, and on a basis of an evaluation satisfactory to such directors as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder.

Managing Dealer Agreement

We have entered into a managing dealer agreement with CNL Securities Corp., an affiliate of CNL. CNL Securities Corp. serves as the managing dealer of our Offering and in connection therewith receives selling commissions of up to 7% of gross offering proceeds, a marketing support fee of up to 3% of gross offering proceeds, and reimbursement of due diligence and certain other expenses incurred in connection with the Offering. All or any portion of these fees and expense reimbursements may be re-allowed to participating brokers. We will pay a maximum sales load of 10% of gross offering proceeds for all combined selling commissions, marketing support fees and expense reimbursements.

Administrative Services Agreement

We have also entered into an administrative services agreement with CNL (the “Administrative Services Agreement”) whereby CNL performs, and oversees the performance of, various administrative services on our behalf. We reimburse CNL for the expenses it incurs in performing such administrative services. Certain sub-administration agreements, including one agreement by and between CNL and CNL Capital Markets Corp., an affiliate of CNL, and another sub-administration agreement by and between CNL and State Street Bank and Trust, also became effective on June 17, 2011.

In addition, as discussed above under “— Financial Condition, Liquidity and Capital Resources – Credit Facility,” CCT Funding has entered into a revolving credit facility with Deutsche Bank. The credit facility provides for borrowings in an aggregate amount up to $75 million on a committed basis (which we call the Tranche A Loans), with an accordion feature that can increase the aggregate maximum credit commitment up to $250 million, if exercised and under certain circumstances. On February 28, 2012, CCT Funding entered into an amendment to the credit facility to partially exercise the available accordion feature. The Amendment provides for the extension of a new tranche of commitments (which we call the Tranche B Loans) with borrowings in an aggregate amount up to $100 million, in addition to the aggregate Tranche A Loan commitment of up to $75 million. As of December 31, 2011, approximately $25.3 million was borrowed and outstanding under the credit facility. The Tranche A Loans generally bear interest based on a one-month adjusted LIBOR for the relevant interest period, plus a spread of 1.70% per annum. The Tranche B Loans will generally bear interest based on a three-month adjusted LIBOR for the relevant interest period, plus a spread of 2.35% per annum.

Critical Accounting Policies

Below is a discussion of the accounting policies that management believes are critical in connection with our investment operations. We consider these policies critical because they will involve management judgments and assumptions, require estimates about matters that are inherently uncertain and because they will be important for understanding and evaluating our reported financial results. These judgments will affect the reported amounts of assets and liabilities and our disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. With different estimates or assumptions, materially different amounts could be reported in our financial statements. Additionally, other companies may use different estimates that may impact the comparability of our results of operations to those of companies in similar businesses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe and expand our critical accounting policies as they pertain to specific investment activities in the notes to our future financial statements.

Valuation of Investments

Our company measures the value of its investments in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by the Financial Accounting Standards Board (“FASB”). Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, our company’s board of directors, with the assistance of our company’s Advisors, officers and independent valuation agents, is responsible for determining in good faith the fair value in accordance with the valuation policy approved by the board of directors. The board of directors will make this fair value determination on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required. A determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

ASC Topic 820 also defines hierarchical levels directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are described as follows:

Level 1 – Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities, debt securities and publicly listed derivatives are generally included in Level 1. Our company will not adjust the quoted price for these investments.

Level 2 – Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from orderly transactions for similar investments in active markets between market participants and provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments generally included in this category are corporate bonds and loans, convertible debt indexed to publicly listed securities, and certain over-the-counter derivatives.

Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment.

Security Transactions, Realized/Unrealized Gains or Losses, and Income Recognition

Security transactions are recorded on a trade-date basis. Our company measures realized gains or losses from the repayment or sale of investments using the specific identification method. The amortized cost basis of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees. Our company reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation (depreciation) on investments in the consolidated statement of operations.

Interest income, adjusted for amortization of market premium and accretion of market discount, is recorded on an accrual basis to the extent that our company expects to collect such amounts. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with the acquisition of debt securities, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective interest method. Loan origination fees received in connection with the closing of investments are reported as unearned income which is included as amortized cost of the investment; the unearned income from such fees is accreted over the contractual life of the loan based on the effective interest method as interest income. Upon prepayment of a loan or debt security, any prepayment penalties, unamortized loan origination fees, and unamortized market discounts are recorded as interest income.

Management Fees

Our company accrues for the base management fee, subordinated incentive fee on income and the incentive fee on capital gains. The accrual for incentive fee on capital gains includes the recognition of incentive fee on unrealized capital gains, even though such incentive fee is neither earned nor payable to the Advisors until the gains are both realized and in excess of unrealized depreciation on investments.

Organization and Offering Expenses

Organization expenses will be expensed on our company’s consolidated statement of operations. Continuous offering expenses, excluding commission and marketing support fees, will be capitalized on the consolidated statements of assets and liabilities as deferred offering expenses and expensed over a 12-month period.

Federal Income Taxes

Our company intends to elect for the tax year ended December 31, 2011 to be treated for federal income tax purposes, and intends to qualify thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). Generally, a RIC is not subject to federal income taxes on distributed income and gains if it distributes at least 90% of “Investment Company Taxable Income,” as defined in the Code. Our company intends to distribute sufficient dividends to maintain its RIC status each year and it does not anticipate paying any material level of federal income taxes in the future.

Recent Accounting Pronouncements

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“ASU 2011-04”), which amends the existing fair value guidance within ASC 820-10. The provisions of ASU 2011-04 became effective for us on January 1, 2012. The adoption of ASU 2011-04 is not expected to materially impact our financial statements.

Quantitative and Qualitative Disclosures About Market Risk

We commenced investment operations on July 1, 2011. We are subject to financial market risks, in particular changes in interest rates. As of December 31, 2011, approximately 58.5% of our portfolio of debt investments, or approximately $62.3 million measured at fair value, featured floating or variable interest rate loans. The variable interest rate loans are usually based on a floating LIBOR (the base rate) and typically have durations of three months after which they reset to current market interest rates. At December 31, 2011, approximately 65.2% of our floating rate debt investments, or approximately $40.6 million measured at fair value, featured minimum base rates, or base rate floors, and the weighted average base rate floor for such investments was 1.51%. Variable interest rate investments subject to a base rate floor generally reset to the current base rate only if it exceeds the base rate floor on the applicable interest reset date, in which cases we may benefit through an increase in interest income from such investments.

At December 31, 2011, we held an aggregate investment position of $21.7 million at fair value in the debt of portfolio companies that featured no base rate floor, or approximately 20.4% of our investment portfolio. In the case of these investments, we may benefit from increases in the base rates that subsequently result in interest rate increases for these investments on interest rate reset dates, which may ultimately result in an increase in interest income from such investments.

Assuming that the consolidated statements of assets and liabilities as of December 31, 2011 were to remain constant and no actions were taken to alter the existing interest rate sensitivity or investment portfolio allocations, then we estimate that a hypothetical immediate and persistent 100-basis-point increase in the base rates associated with our no-base-rate debt investments would increase our interest income by approximately $209,000 over a 12-month measurement period starting January 1, 2012, depending on the timing of the actual interest reset dates. Additionally we estimate a hypothetical immediate and persistent 100-basis-point increase in the base rates associated with our base rate floor debt investments would increase our interest income by approximately $52,000 over a 12-month measurement period starting January 1, 2012, depending on the timing of the actual interest reset dates. Although management believes that these measurements are indicative of our interest income sensitivity to interest rate changes in relation to our assets, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets on the consolidated statements of assets and liabilities and other business developments that could affect net increases in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the estimates above. Additionally, an increase in interest rates should make it easier for us to meet or exceed our quarterly preferred return that triggers the quarterly subordinated incentive fee on income, as defined in our investment advisory agreement, and may result in a substantial increase in our net investment income and the amount of incentive fees payable to our Advisors with respect to an increase in pre-incentive fee net investment income.

In addition, any fluctuations in prevailing interest rates may affect the fair value of our fixed rate debt instruments and result in changes in unrealized gains and losses, and may affect a net increase or decrease in net assets resulting from operations. Such changes in unrealized gains and losses will materialize into realized gains and losses if we are compelled to sell our investments before the debt maturity date.

Because we borrow money to make investments, our net investment income is dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these borrowed funds. In periods of rising interest rates and when we have outstanding borrowing balances, our interest expense would increase, which could increase our financing costs and reduce our net investment income, especially to the extent we acquire and continue to hold fixed-rate investments. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. Pursuant to the terms of our revolving credit facility agreement as discussed above under “— Financial Condition, Liquidity and Capital Resources — Credit Facility”), as of December 31, 2011, CCT Funding borrows at a floating base rate of 30-day LIBOR. We expect any expansion of the current revolving credit facility, or any future credit facilities that we or any subsidiary may enter into, will also be based on a floating base rate. As a result, we are subject to continuous risks relating to changes in market interest rates.

Subject to the requirements of the 1940 Act, we may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. Although hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates. During the period from June 9, 2010 (our inception) to December 31, 2011, we did not engage in interest rate hedging activities.

DESCRIPTION OF OUR CAPITAL STOCK

General

Under the terms of our charter, our authorized capital stock consists solely of 1,000,000,000 shares of common stock, par value $0.001 per share, of which 22,222.22 and 7,073,166.077 shares were outstanding as of December 31, 2010 and December 31, 2011, respectively. As of March 9, 2012, there were 13,408,410 shares of our common stock outstanding. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange during the offering period. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our shareholders generally are not personally liable for our debts or obligations.

All provisions of our charter shall be equally applicable to each shareholder, including but not limited to those pertaining to liquidation, conversion and redemption rights. None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the company or potential liabilities associated with ownership of the security (not including investment risks).

Outstanding Securities

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by our Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3) As of December 31, 2011

Common	1,000,000,000	-0-	7,073,166.077

Common Stock

Under the terms of our articles of incorporation and bylaws, holders of our shares of common stock are entitled to:

•	one vote for each share held on all matters submitted to a vote of shareholders with no cumulative voting rights;

•	one vote for each share held, a plurality of which shall elect all of the directors standing for election; and

•	receive ratably our net assets available after the payment of all of our debts and other liabilities upon our liquidation, dissolution or winding up.

All shares of our common stock, when issued, will be duly authorized, validly issued, fully paid and non-assessable. Under the terms of our articles of incorporation, holders of our common stock are not entitled to preemptive, appraisal, subscription, redemption, sinking fund, or conversion rights. Shares of our common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. Under the terms of our certificate of incorporation, holders of our common stock will not be subject to further calls or assessments. The rights, preferences and privileges of holders of our common stock are subject to the rights of the holders of any series of our preferred stock which we may designate and issue in the future.

The following actions may not be taken without a vote of the following specified proportions of the outstanding shares of our common stock:

•	at least 50%:

o	modifying our articles of incorporation or bylaws to materially adversely affect the rights of the shareholders, including those relating to proportionate rights, voting rights, and non-assessibility of stock

o	appointing a new investment adviser

o	changing the nature of our business so that we cease to be, or withdraw our election to be treated as a business development company

o	selling all or substantially all of our assets other than in the ordinary course of our business

o	causing the merger or other reorganization of us

•	more than 50%:

o	selling our assets to either of the Advisors or any of their respective affiliates

•	at least two-thirds:

o	making our common stock a “redeemable security”

o	converting us, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act)

o	removal of one or more directors, except such removal may be only for cause, as is defined in our articles of incorporation.

Preferred Stock

This offering does not include an offering of preferred stock. However, under the terms of our articles of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without shareholder approval. The board has discretion to determine the rights, preferences, privileges, and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges, and liquidation preferences of each series of preferred stock. The purpose of authorizing our board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a shareholder vote on specific issuances. In the event we issue preferred stock, we will supplement this prospectus accordingly. We will not offer preferred stock to our Advisors or their affiliates except on the same terms as offered to all other shareholders.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires that: (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability and Indemnification

Our articles of incorporation, subject to the conditions set forth under Maryland law, eliminate the personal liability of our shareholders, directors and officers for monetary damages. Notwithstanding the foregoing, our articles of incorporation prohibit us from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as our agent (which would include, without limitation, our advisor and its affiliates) unless each of the following conditions are met: (i) the party seeking indemnification has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (ii) the party seeking indemnification was acting or performing services on our behalf; (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a director (other than an independent director), or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent director; and (iv) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.

Our articles of incorporation also contain limits on indemnifying against liability arising under the securities laws. Specifically, the SEC takes the position that indemnification against liabilities arising under the Securities Act is contrary to public policy and unenforceable. Indemnification of the directors, our officers, employees, agents, including our advisor or its affiliates, will not be allowed for liabilities arising from or out of a violation of state or federal securities laws, unless one or more of the following conditions are met:

•	there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the indemnitee;

•	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the indemnitee; or

•

a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered as to indemnification for violations of securities laws.

We will pay or reimburse funds to an indemnitee, including our advisor or an affiliate of our advisor, for reasonable legal expenses and other costs incurred in advance of the final disposition of a proceeding if all of the following are satisfied:

•	the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf;

•	the party seeking such advancement has provided us with written affirmation of such party’s good faith belief that such party has met the standard of conduct necessary for indemnification;

•

the legal action is initiated by a third party who is not a shareholder or the legal action is initiated by a shareholder acting in his capacity as such and a court of competent jurisdiction specifically approves such advancement; and

•

the party seeking indemnification undertakes to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification.

Provisions of the Maryland General Corporation Law

The Maryland Business Combination Act, subject to limitations, prohibits certain business combinations between a Maryland corporation (like we are) and an interested shareholder (defined generally as any person who beneficially owns 10% or more of the voting power of our voting capital stock after we had 100 or more beneficial owners or is our affiliate or associate and was the beneficial owner, directly or indirectly, of 10% or more of the voting power of our outstanding stock at any time within the two-year period immediately prior to the date in question and after we had 100 or more beneficial owners of our stock) or an affiliate of any interested shareholder, for five years following the most recent date on which the shareholder became an interested shareholder, and thereafter imposes special appraisal rights and special shareholder voting requirements on these combinations. The Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation (defined as shares which, when aggregated with other shares controlled by the shareholder, entitle the shareholder to exercise, or direct the exercise of, one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of “control shares”) have no voting rights except to the extent approved by the corporation’s shareholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares.

The provisions of these two statutes generally apply to a Maryland corporation unless the corporation’s articles of incorporation or bylaws exempt the corporation from such provisions. Our articles of incorporation contain provisions that expressly exempt us from the Maryland Business Combination Act and our bylaws contain provisions that expressly exempt us from the Maryland Control Share Acquisition Act. Our election to be exempt from the provisions of the Maryland Control Share Acquisition Act may be repealed by our board of directors at its discretion, the result of which would make it more difficult for a third party to obtain control of us.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. At each annual meeting of our shareholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. We believe that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our articles of incorporation and bylaws provide that a plurality of all votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a director, notwithstanding the concurrence of our board of directors to such action, unless a different vote is required under the 1940 Act or other applicable statutes or regulations or our articles of incorporation. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. Pursuant to our articles of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our articles of incorporation provide that the number of directors will be five (5), which number may be increased or decreased from time to time only by the board of directors in accordance with our bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one, which is the minimum number required by the Maryland General Corporation Law, nor more than 11. Any vacancies caused by an increase in the size of the board of directors, or by the death, resignation, or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our articles of incorporation provide that a director may be removed only for cause, as defined in our articles of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent any provision of the Maryland General Corporation Law or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Transfer Agent

Upon commencement of our operations, Boston Financial Data Services, Inc. was our transfer agent, processing agent, reinvestment agent, paying agent and registrar. Effective September 1, 2011, our transfer agent agreement with Boston Financial Data Services, Inc. was assigned to its affiliated entity, DST Systems, Inc. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Ste. 219001, Kansas City, Missouri 64105 and its telephone number is 866-650-0650.

Custodians

Our securities are held under a custodian agreement between us and State Street Bank and Trust Company. The address of the custodian is One Lincoln Street, Boston, Massachusetts 02111, and our custodian’s telephone number is 617-786-3000. Pursuant to a custodial agreement among us, CCT Funding, Deutsche Bank and Deutsche Bank Trust Company Americas, the custodian for CCT Funding is Deutsche Bank Trust Company Americas. The address for CCT Funding’s custodian is 1761 East St. Andrew Place, Santa Ana, CA 92705.

Escrow Agent

UMB Bank, N.A. is our escrow agent. The principal business address of our escrow agent is 1010 Grand Blvd, 4th Floor, Kansas City, Missouri 64106 and our escrow agent’s telephone number is 816-860-3017.

DETERMINATION OF NET ASSET VALUE

Relevance of Our Net Asset Value

Our net asset value will:

•	be disclosed in our quarterly and annual financial statements;

•

determine the price per share that is paid to shareholder participants in our quarterly share repurchase program, and the price per share paid by participants in our distribution reinvestment plan after the conclusion of this offering;

•	be an input in the computation of fees earned by our Advisors and other service providers whose fees are linked, directly or indirectly, in whole or part to the value of our gross assets; and

•

be evaluated alongside the net proceeds per share to us from this offering to ensure the amount of net proceeds per share at each subscription closing date is greater than, or equal to, net asset value per share.

Allocation of Responsibilities for Determination of Our Net Asset Value

Our board of directors – with the assistance of our Advisors, officers and independent valuation agents – is responsible for the periodic determination of our net asset value. Prior to such determination, our Advisors and officers will calculate, and provide to the audit committee of our board of directors, an estimate of our net asset value. This information will be presented to our audit committee at its quarterly meetings and any other time when a determination of our net asset value is required. Our audit committee will review, and recommend to our board of directors for adoption, our quarterly and annual financial statements for inclusion in our periodic reports on Forms 10-Q and 10-K, and such financial statements will include a determination of our net asset value and net asset value per share as of the last day of each calendar quarter. These financial statements will, in turn, be reviewed and approved by our full board of directors.

Allocation of Responsibilities for Determination of Fair Value of Our Portfolio Investments

Our board of directors – with the assistance of our Advisors, officers and independent valuation agents – is responsible for determining in good faith the fair value of our portfolio investments for which market quotations are not readily available. Our board of directors will make this determination on a quarterly basis and any other time when a decision is required regarding the fair value of our portfolio investments for which market quotations are not available. A determination of fair value involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to our fair value estimates and any change in such fair value estimates. We expect that each determination of the fair value of our portfolio investments will be made upon the recommendation of our audit committee.

Our board of directors and our audit committee will review and approve our pricing and valuation policies and procedures that will be implemented and followed by our Advisors and officers. In addition, we expect that our board of directors will retain one or more independent valuation agents to work with our Advisors and officers to provide additional inputs for consideration by our audit committee and to work directly with our full board of directors, at the board of directors’ request, with respect to the fair value of our portfolio investments.

In addition, our board of directors will:

•	Meet at least quarterly with our:

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Chief Compliance Officer and review the Chief Compliance Officer’s surveillance findings in general, and the Chief Compliance Officer’s findings in particular with regard to our Advisors’ and our officers’ implementation of the valuation procedures;

¡

Advisors and officers to ensure that we have taken appropriate remedial action to cure deficiencies, if any, related to our internal control over financial reporting, which may impact the valuation policies and procedures adopted by our board of directors; and

•

Review any changes in ASC 820 against our approved valuation policies and procedures to ensure that such valuation policies and procedures are modified and approved, as appropriate, in light of current accounting guidance;

Because our board of directors has the ultimate responsibility for determining, in good faith, the fair value of our portfolio investments, our board of directors will have direct access to all entities and all persons, including any independent valuation agents, that are involved in assisting with the valuation of our portfolio investments in order to discuss with them the valuation methodologies they have utilized. We believe this will enable our board of directors to fulfill its responsibilities despite any conflicts of interest that may exist.

Determination of Our Net Asset Value

The board of directors will determine the net asset value per share of our outstanding shares of common stock quarterly by dividing the value of total assets minus liabilities by the total number of shares of our common stock outstanding at the time of determination.

Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, we base fair value on observable market prices or parameters, or derive fair value from such prices or parameters. Where observable prices or inputs are not available, we apply valuation models. These valuation techniques used in our valuation models involve some level of estimation and judgment, the degree of which depends on price transparency for the instruments or market and the financial instruments’ complexity. We categorize assets and liabilities recorded at fair value in our financial statements based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1: Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date. The types of assets carried at level 1 fair value generally consist of equity securities that are listed on active security exchanges.

Level 2: Inputs, other than quoted prices included in level 1, are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Level 3: Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset.

A significant decrease in the volume and level of activity for an asset or liability is an indication that transactions or quoted prices may not be representative of fair value because, in such market conditions, there may be increased instances of transactions that are not orderly. In those circumstances, we believe further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of financial instrument, whether the financial instrument is new, whether the financial instrument is traded on an active exchange or in the secondary market, and current market conditions. To the extent that we base valuation upon models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by us in determining fair value is greatest for instruments categorized in level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The variability of the observable inputs affected by the factors described above may cause instruments to be reallocated between levels 1, 2, and/or 3, which we will recognize at the end of the reporting period.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that we and others are willing to pay for an asset. Ask prices represent the lowest price that we and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, we will not require that fair value always be a predetermined point in the bid-ask range. Our policy is to allow for mid-market pricing and adjusting to the point within the bid-ask range that meets our best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, we may transfer assets to level 3 if we determine that observable quoted prices, obtained directly or indirectly, are not available.

Value Determinations in Connection with this Continuous Offering

Our initial offering price per share was $10.00. However, this price has changed to the current public offering price to ensure that shares are not sold at a price, after deduction of selling commissions and marketing support fees, that is not below the then current net asset value. To the extent that the net asset value per share increases subsequent to the last weekly closing, the price per share may increase. Therefore, persons who subscribe for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock.

In connection with each subscription closing on the sale of shares of our common stock offered pursuant to the prospectus on a continuous basis, we expect that our board of directors may delegate to our officers the authority to test that the net proceeds per share from the sale of shares are equal to, or greater than, our current net asset value per share on the date of each weekly subscription closing. Our officers may consult with our board of directors or audit committee members to confirm their determination that we are not selling shares of our common stock at a price which, after deducting selling commissions and marketing support fees, is below our then current net asset value. We expect that our officers, acting under delegated authority from our board of directors, will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock as disclosed in our most recent periodic report filed with the SEC;

•

our Advisors’ and officers’ assessment of whether any material change in net asset value has occurred (including through any realization of net gains from the sale of a portfolio investment), or any material change in the fair value of portfolio investments has occurred, in each case, from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the weekly subscription closing of our common stock; and

•

the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our officers’ assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock at the date of the weekly subscription closing.

Importantly, this determination does not require that we calculate and disclose net asset value in connection with each weekly closing and sale of shares of our common stock, but instead it involves the determination by our Advisors and officers, or by our board of directors, that we are not selling shares of our common stock at a price which, after deducting selling commissions and marketing support fees, is below the then current net asset value on the date of sale.

Moreover, to the extent that there is more than a remote possibility that we may: (i) issue shares of our common stock at a price which, after deducting selling commissions and marketing support fees, is below the then current net asset value of our common stock on the date of sale or (ii) trigger the undertaking provided herein to suspend the offering of shares of our common stock pursuant to the prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the weekly closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be made at a price which, after deducting selling commissions and marketing support fees, is below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These valuation processes and procedures are part of our compliance program. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to the prospectus, we intend to update the prospectus by filing a prospectus supplement with the SEC. We also intend to make updated information available via our website: www.corporatecapitaltrust.com.

SUITABILITY STANDARDS

Shares of our common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of shares have either:

•	a gross annual income of at least $70,000 and a net worth of at least $70,000, or

•	a net worth of at least $250,000.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

Those selling shares on our behalf and participating broker-dealers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years of the information used to determine that an investment in the shares is suitable and appropriate for each investor. In making this determination, your participating broker-dealer, authorized representative or other person selling shares on our behalf will, based on a review of the information provided by you, consider whether you:

•	meet the minimum income and net worth standards established in your state;

•	can reasonably benefit from an investment in our common stock based on your overall investment objectives and portfolio structure;

•	are able to bear the economic risk of the investment based on your overall financial situation, including the risk that you may lose your entire investment; and

•	have an apparent understanding of the following:

•	the fundamental risks of your investment;

•	the lack of liquidity of your shares;

•	the restrictions on transferability of your shares;

•	the background and qualification of our Advisors; and

•	the tax consequences of your investment.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

California - A California investor’s total investment in us shall not exceed 10% of his or her net worth.

Idaho – An investment in us is limited to Idaho investors who have either (i) a gross annual income of at least $85,000 and a liquid net worth of at least $85,000 or (ii) a liquid net worth of at least $300,000. Additionally, an Idaho investor’s total investment in us shall not exceed 10% of his or her liquid net worth. (“Liquid net worth” shall include only cash plus cash equivalents. “Cash equivalents” includes assets which may be convertible to cash within one year).

Iowa – Investors are advised to limit their investment in the shares in us and similar business development companies to no more than 10% of their liquid net worth, such net worth being defined as “that portion of the purchaser’s total net worth that is comprised of cash, cash equivalents or readily available marketable securities.”

Kansas – It is recommended by the Office of the Kansas Securities Commissioner that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in this investment and similar investments. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

Kentucky – An investment in our securities is limited to Kentucky investors who have (i) a gross annual income of at least $85,000 and a net worth of at least $85,000 or (ii) a net worth of at least $300,000. Net worth shall be determined exclusive of home, home furnishings and automobiles. (At such time as we have (i) raised $20 million in gross offering proceeds; and (ii) achieved four consecutive quarters of GAAP earnings or one full fiscal year of GAAP earnings; then the suitability standard for Kentucky investors shall adjust to (i) a gross annual income of at least $70,000 and a net worth of at least $70,000 or (ii) a minimum net worth of $250,000.)

Maine – An investment in us is limited to Maine investors who have either (i) a gross annual income of at least $70,000 and a net worth of at least $70,000 or (ii) a net worth of at least $250,000. In addition, a Maine investor may not invest more than 10% of his or her net worth in us and our affiliates.

Massachusetts – In addition to the general suitability standards, Massachusetts residents must not invest, in the aggregate, more than 10% of their net worth in us, our affiliates and similar investments.

Michigan – It is recommended by the Michigan Office of Financial and Insurance Regulation that Michigan citizens not invest more than 10% of their liquid net worth in us. Liquid net worth is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities that may be converted into cash within one year.

Nebraska—Nebraska residents purchasing shares (i) must have either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) may not invest more than 10% of their net worth in us. For Nebraska residents, “net worth” does not include the value of one’s home, home furnishings or automobiles.

Ohio – In addition to the general suitability standards, Ohio residents must not invest, in the aggregate, more than 10% of their net worth in us, our affiliates and similar investments.

Oklahoma – In addition to the general suitability standards, Oklahoma residents must not invest, in the aggregate, more than 10% of their net worth (not including home, home furnishings and automobiles) in us.

Tennessee – An investment in us is limited to Tennessee investors who have either (i) a gross annual income of at least $100,000 and a net worth of at least $100,000 or (ii) a net worth of at least $500,000. In addition, a Tennessee investor may not invest more than 10% of his or her net worth in this offering. Net worth shall exclude home, home furnishings and personal automobiles.

Texas - Texas residents purchasing shares (i) must have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $250,000; and (ii) may not invest more than 10% of their net worth in us. For Texas residents, “net worth” does not include the value of one’s home, home furnishings or automobiles.

In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

PLAN OF DISTRIBUTION

We are offering a maximum of 150,000,000 shares of our common stock to the public at a current offering price of $10.85 per share, except as provided below. Our Managing Dealer is CNL Securities Corp. The shares are being offered on a “best efforts” basis, which means generally that the Managing Dealer is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. We intend that the shares of common stock offered pursuant to this prospectus will not be listed on any national securities exchange during the offering period, and neither our Managing Dealer nor the participating broker-dealers intend to act as market-makers with respect to our common stock. This prospectus also relates to the shares that we will offer under our distribution reinvestment plan. See “Distribution Reinvestment Plan.”

The offering of our shares would have terminated on April 3, 2012 had we not received and accepted subscriptions for minimum gross proceeds of $2,000,000 of shares (which we refer to as the minimum offering requirement) before such date. We satisfied that minimum offering requirement on June 16, 2011, and the subscriptions that had been held in an escrow account prior to that date pending satisfaction of the minimum offering requirement, were then released to us for investing. The offering is now not expected to terminate before April 3, 2014. In addition, if we extend the offering for another year and file another registration statement during the one-year extension in order to sell additional shares, we could continue to sell shares in this offering until the earlier of 180 days after the third anniversary of the commencement of this offering or the effective date of the subsequent registration statement. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time prior to the stated termination date.

Managing Dealer

Our Managing Dealer is CNL Securities Corp., which is an affiliate of CNL and a member of FINRA and the SIPC. The Managing Dealer is headquartered at 450 S. Orange Avenue, Orlando Florida. Our Managing Dealer will act as a distributor of our shares of common stock offered by this prospectus.

Subject to certain reductions described below, our Managing Dealer will receive selling commissions of up to 7% of the gross proceeds of shares sold in the offering. The Managing Dealer will also receive a marketing support fee of up to 3% of the gross offering proceeds for marketing support fees. The term “marketing support fees” refers to a portion of the sales load available to participating broker-dealers for assistance in selling and marketing our shares.

Our Managing Dealer will engage unrelated, third-party participating broker-dealers in connection with the offering of shares. As used in this prospectus, the term participating broker-dealers includes the Managing Dealer, other members of FINRA, and entities exempt from broker-dealer registration. In connection with the sale of shares by participating broker-dealers, our Managing Dealer may reallow to such participating broker-dealers all or any portion of its selling commissions or marketing support fees attributable to such participating broker-dealers’ respective sales.

The Managing Dealer may reallow all or any portion of the marketing support fees for each share sold by a participating broker, provided that the participating broker agrees to comply with one or more of the following conditions:

•	To have and use internal marketing support personnel (such as telemarketers or a marketing director) to assist the managing dealer’s marketing team;

•	To have and use marketing communications vehicles such as newsletters, conference calls, interactive CD-ROMS and mail to promote our company and this Offering;

•

To answer investors’ inquiries concerning quarterly statements, valuations, distribution rates, tax information, annual reports, reinvestment and redemption rights and procedures, and the Fund’s financial status;

•	To assist investors with reinvestments and redemptions;

•	To maintain the technology necessary to adequately service our investors as otherwise associated with the Offering; or

•	To provide other services as requested by investors from time to time.

See “Special Discounts” for a description of the circumstances under which a selling commission and/or marketing support fee may be reduced or eliminated in connection with certain purchases. Selling commissions and marketing support fees will not be paid in connection with the purchase of shares pursuant to our distribution reinvestment plan. We will also reimburse the Managing Dealer for reasonable out-of-pocket due diligence expenses that are incurred by the Managing Dealer and/or participating broker-dealers, provided that such expenses are detailed on itemized invoices.

In addition, we and, to a lesser extent, our affiliates may reimburse CNL Securities Corp., our Managing Dealer and their associated persons and affiliates for other expenses incurred, including expenses related to bona fide training and education meetings, sales seminars, wholesaling activities and legal expenses. Amounts paid by us to our Managing Dealer may be paid by our Managing Dealer to any participating brokers. We may also reimburse the participating brokers for certain expenses incurred in connection with this offering. Expenses that we may pay to participating brokers, or those expenses our Managing Dealer reallows to participating brokers, include reimbursements for costs and expenses related to investor and broker/dealer sales and training meetings, broker/dealer bona fide training and education meetings for such meetings conducted by us, our Managing Dealer or participating brokers and including costs of technology associated with the offering and other costs and expenses related to such technology costs.

We, or our affiliates, may provide permissible forms of non-cash compensation to registered representatives of our Managing Dealer and the participating broker-dealers, the value of which may not exceed an aggregate of $100 per sales person, per year. In the event other incentives are provided to registered representatives of the Managing Dealer or the participating broker-dealers, those incentives will be paid only in cash, and such payments will be made only to the Managing Dealer, not to participating broker-dealers or to their registered representatives. Sales incentive programs offered to the Managing Dealer or to participating broker-dealers must first have been submitted for review by FINRA and must comply with Rule 5110 or Rule 2310, as applicable. Costs incurred in connection with such sales incentive programs, if any, will be considered underwriting compensation. Under applicable FINRA rules, the maximum compensation payable to FINRA members participating in this offering may not exceed 10% of our gross offering proceeds, excluding proceeds from our distribution reinvestment plan.

To the extent permitted under applicable law and our articles of incorporation and bylaws, we have agreed to indemnify the Managing Dealer, participating broker-dealers, and selected registered investment advisers against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the Managing Dealer Agreement.

The Managing Dealer and participating broker-dealers are required to deliver a copy of the prospectus to each potential investor. We may make this prospectus, our subscription agreement, certain offering documents, administrative and transfer forms, as well as certain marketing materials, available electronically to the Managing Dealer and participating broker-dealers as an alternative to paper copies when possible. As a result, if the Managing Dealer or a participating broker-dealer chooses, with an investor’s prior consent, it may provide an investor with the option of receiving the prospectus, a subscription agreement, offering documents, administrative and transfer forms, as well as marketing materials, electronically. If the Managing Dealer or a participating broker-dealer chooses to offer electronic delivery of these documents to an investor, it will comply with all applicable requirements of the SEC and FINRA and any laws or regulations related to the electronic delivery of documents. In any case, an investor may always receive a paper copy of these documents upon request to the Managing Dealer or the participating broker-dealer.

Share Distribution Channels

We expect our Managing Dealer to use multiple distribution channels to sell our shares. These channels may have different selling commissions, and consequently, a different purchase price for the shares. Our Managing Dealer is expected to engage participating broker-dealers in connection with the sale of the shares of this offering in accordance with participating broker agreements. No participating broker-dealers had entered into a participating broker agreement related to this offering prior to the effective date of our registration statement. Except as otherwise described, selling commissions and marketing support fees will be paid by us to our Managing Dealer in connection with such sales.

As previously reported, on July 29, 2011, we, the Managing Dealer, and certain affiliated entities entered into a selected dealer agreement with Ameriprise Financial Services, Inc. pursuant to which Ameriprise Financial Services, Inc. has been appointed as a participating broker-dealer to solicit subscriptions for our sales of shares in this offering. To date there are 46 participating broker-dealers soliciting subscriptions for our sales of shares in this offering.

We may pay reduced selling commissions to our Managing Dealer in connection with the sale of shares of our common stock to investors whose contracts for investment advisory and related brokerage services include a fixed or “wrap” fee feature. Investors may agree with their participating brokers that no selling commissions will be payable with respect to the purchase of their shares: (1) if the investor has engaged the services of a registered investment adviser or other financial advisor who will be paid compensation for investment advisory services or other financial or investment advice or (2) if the investor is investing through a bank trust account with respect to which the investor has delegated the decision-making authority for investments made through the account to a bank trust department. The net proceeds to us will not be affected by reducing the selling commissions payable in connection with such transaction. Neither our Managing Dealer nor its affiliates are expected to directly or indirectly compensate any person engaged as an investment adviser or a bank trust department by a potential investor to induce such investment adviser or bank trust department to advise favorably for an investment in shares of our common stock. See “— Special Discounts.”

We also expect to deliver our shares through independent investment advisers (affiliated with registered broker-dealers) and through banks and other entities exempt from broker-dealer registration and acting as trustees or fiduciaries.

Subject to compliance with applicable regulations, we may sell shares directly to certain institutional investors in negotiated transactions in which no party is acting as an underwriter, dealer or agent. We will determine the per share price through negotiations with these institutional investors.

Special Discounts

We may waive or reduce certain fees and expenses in connection with the sale of our shares that will represent a discount to the price at which our securities are offered to the public. However, the amount of net proceeds to us is not expected to be affected by these discounts.

Our executive officers and directors and their immediate family members, as well as officers and persons associated with our Advisors and its members and their affiliates and their immediate family members (including spouses, parents, grandparents, children and siblings) and other individuals designated by our management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. We expect that a limited number of shares of our common stock will be sold to individuals designated by our management, net of all selling commissions and marketing support fees, shortly after the commencement of the offering. However, except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of shares of our common stock that may be sold to such persons.

In addition, the selling commission and the marketing support fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, distribution reinvestment plan sales, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries, sales to our affiliates, sales to employees of selected participating broker-dealers, sales made by certain selected participating brokers at the discretion of the Managing Dealer, sales in wrap accounts managed by participating brokers or their affiliates, and sales in managed accounts that are managed by participating brokers or their affiliates. We may also make certain sales directly to these groups designated by our management without a broker-dealer intermediary. For such direct sales, all selling commissions and marketing support fees will be waived. We may also sell shares at a discount to the public offering price in the event that the investor:

•

pays a broker a fixed fee, e.g., a percentage of assets under management, for investment advisory and broker services, which is referred to as a “wrap fee,” except that, with regard to certain participating broker arrangements, if the wrap fee arrangement is with a federally registered investment adviser that is dually registered as a broker-dealer and provides financial planning services, then the investor may pay both selling commissions and the reallowed marketing support fee,

•

has engaged the services of a registered investment adviser with whom the investor has agreed to pay compensation for investment advisory services or other financial or investment advice (other than a registered investment adviser that is also registered as a broker-dealer who does not have a fixed or “wrap fee” feature or other asset fee arrangement with the investor); or

•	is investing through a bank or other entity exempt from broker-dealer registration acting as trustee or fiduciary.

If an investor purchases shares through one of these channels in this offering, we will sell the shares at a negotiated discount of 7%, 7.5%, 8%, or 8.5% from the public offering price, reflecting that selling commissions, and in some cases a portion of the marketing support fee, will not be paid in connection with such purchases. We expect to receive substantially the same net proceeds for sales of shares through these channels. Neither our Managing Dealer nor its affiliates are expected to compensate any person engaged as a financial advisor by a potential investor to induce such financial advisor to advise favorably for an investment in us.

We are also offering volume discounts to investors who purchase more than $500,000 of shares of our common stock through the same selected broker-dealer in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our shares; the marketing support fee of 3% will still be applied at all volume levels.

Dollar Amount of Shares Purchased	Purchase Price per Incremental Share in Volume Discount Range(1)	Reduced Selling Commission Rate
$1 – $500,000	$ 10.85	7.0%
$500,001 – $750,000	$ 10.74	6.0%
$750,001 – $1,000,000	$ 10.63	5.0%
$1,000,001 – $2,500,000	$ 10.52	4.0%
$2,500,001 – $5,000,000	$ 10.42	3.0%
Over $5,000,000	$ 10.31	2.0%

(1)	Assumes a $10.85 per share offering price, which is the current public offering price. Discounts will be adjusted appropriately for changes in the public offering price.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, a total subscription amount of $1,250,000 would result in the purchase of 116,643.018 shares at a weighted average purchase price of $10.716 per share as shown below:

•	$500,000 at $10.85 per share=46,082.949 shares (7% selling commission + 3% marketing support fee);

•	$250,000 at $10.74 per share=23,277.467 shares (6% selling commission + 3% marketing support fee);

•	$250,000 at $10.63 per share=23,518.344 shares (5% selling commission + 3% marketing support fee); and

•	$250,000 at $10.52 per share=23,764.258 shares (4% selling commission + 3% marketing support fee).

To qualify for a volume discount in connection with multiple purchases of our shares you must use the same participating broker-dealer for each purchase and you must mark the “Additional Investment” space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the “Additional Investment” space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of shares in our offering through the same participating broker-dealer. To the extent requested in writing by an investor as described above, our volume discount is cumulative. To the extent an investor’s cumulative purchases qualify for a volume discount, such investor’s purchases will qualify for a volume discount equal to: (i) the volume discount for the applicable purchase or (ii) to the extent the subsequent purchase, when aggregated with the prior purchase(s), qualifies for a greater volume discount, the volume discount for such aggregated purchases.

To the extent purchased through the same participating broker-dealer, the following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his or her spouse, their children under the age of 21, and all pension or trust funds established by each such individual;

•	a corporation, partnership, association, joint-stock company, trust fund, or any organized group of persons, whether incorporated or not;

•	an employees’ trust, pension, profit-sharing, or other employee benefit plan qualified under Section 401(a) of the Code; and

•	all pensions, trusts, or other funds maintained by a given bank.

In the event that a person wishes to have his or her order combined with orders made by others for the purposes of being treated as a “single purchaser,” that person must request such treatment in writing at the time of subscription, setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to verification that the orders to be combined may be treated as purchases made by a single purchaser. If the subscription agreements for the combined orders of persons wishing to be treated as a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts of each order. If the subscription agreements are not submitted at the same time, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Only shares of our common stock purchased in this offering pursuant to this prospectus are eligible for volume discounts. Shares of our common stock purchased through our distribution reinvestment plan will not be eligible for a volume discount nor will such shares count toward the threshold limits listed above that qualify individuals for the various discount levels.

Other Discounts

Notwithstanding the above, the Managing Dealer may, in its sole discretion, enter into an agreement with a participating broker-dealer whereby such participating broker-dealer may aggregate subscriptions as part of a combined order for the purpose of offering investors reduced aggregate selling commissions and marketing support fees, provided that any such aggregate group of subscriptions must be received from such participating broker-dealer. Additionally, the Managing Dealer may, in its sole discretion, aggregate subscriptions as part of a combined order for the purpose of offering investors reduced aggregate selling commissions and marketing support fees, provided that any such aggregate group of subscriptions must be received from the Managing Dealer. Any reduction in selling commissions and marketing support fees would be prorated among the separate subscribers.

SUBSCRIPTION PROCESS

You must have a bona fide U.S. taxpayer identification number (social security number or employer identification number) to subscribe to this offering. Investors who meet our suitability standards may subscribe for shares of our common stock as follows:

•	Review this entire prospectus and any appendices and supplements accompanying this prospectus.

•	Complete and execute a subscription agreement and submit the completed subscription agreement to a selected broker-dealer.

•

Your investment funds for the full purchase price of the shares of our common stock must be submitted with your subscription agreement. Your initial subscription amount must be at least $5,000 (or $4,000 for qualified plans). Any purchases thereafter must be at least $500.

•	Direct a funds wire to UMB Bank, N.A. as EA for Corporate Capital Trust, ABA Routing #101000695, Account #987 191 7118, FBO (Investor’s Name); or

•	Make the check payable to “UMB Bank, N.A., as EA for Corporate Capital Trust, Inc.” or if purchasing for a qualified plan or brokerage account, the custodian of record.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. We are expecting to close subscriptions on a weekly basis, however there is no assurance that your subscription will close on the next succeeding week following your subscription date. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive this prospectus. Subscriptions will be accepted or rejected within 30 calendar days of receipt by us. If your subscription is rejected, all subscription funds will be returned to you, without deduction for any expenses, within 10 business days from the date the subscription is rejected.

DISTRIBUTION REINVESTMENT PLAN

Any investor who purchases shares of our common stock in this offering may elect to participate in our distribution reinvestment plan by making a written election to participate in such plan on his or her subscription agreement at the time he or she subscribes for shares.

We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. There will be no selling commissions, marketing support fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the reinvestment agent’s fees under the plan.

Participation in the Distribution Reinvestment Plan will commence with the next distribution paid after receipt of an investor’s written election to participate in the plan and to all other calendar months thereafter, provided such election is received at least 15 business days prior to the last day of the calendar month.

Any purchases of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions.

Your distribution amount will purchase shares at a per share price of 90% of the public offering price pursuant to the effective registration statement at the time of purchase. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be the net asset value per share. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered shareholder, you may elect to have your entire distribution reinvested in shares of additional stock by notifying DST Systems, Inc., the reinvestment agent and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to shareholders. If you elect to reinvest your distributions in additional shares of stock, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt-in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent will mail and/or make electronically available to each participant in the distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of our common stock purchased during such quarter, and the per share purchase price for such shares. At least annually, we will include tax information for income earned on shares under the distribution reinvestment plan on a Form 1099-DIV that is mailed to you. We reserve the right to amend, suspend or terminate the distribution reinvestment plan. Any distributions reinvested through the issuance of shares through our distribution reinvestment plan will increase our gross assets on which the management fee and the incentive fee are determined and paid under our Investment Advisory Agreement.

For additional discussion regarding the tax implications of participation in the distribution reinvestment plan, see “Tax Matters.” Additional information about the distribution reinvestment plan may be obtained by contacting shareholder services for Corporate Capital Trust, Inc. at 866-650-0650.

SHARE REPURCHASE PROGRAM

During the term of this offering, we do not intend to list our shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited.

On or before June 16, 2012, we intend to commence a share repurchase program pursuant to which we intend to conduct quarterly tender offers, on approximately 10% of our weighted average number of outstanding shares in any 12-month period, in accordance with the requirements of Rule 13e-4 under the Exchange Act and the 1940 Act, to allow our shareholders to tender their shares at a price equal to our net asset value per share as of the relevant pricing date under the share repurchase program (which we expect will be the end of our most recent fiscal quarter prior to the date of repurchase). Our share repurchase program will include numerous restrictions that limit your ability to sell your shares.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. See “Distribution Reinvestment Plan.” At the sole discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, we will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. You may tender all of the shares of our common stock that you own. We do not plan to repurchase any shares of any shareholder under the circumstances of death or disability of such shareholder.

To the extent that the number of shares of our common stock tendered to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibit distributions that would cause a corporation to fail to meet statutory tests of solvency. The limitations and restriction described above may prevent us from accommodating all repurchase requests made in any year. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

We will offer to repurchase shares on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of our independent directors, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee in connection with our repurchase of shares under the share repurchase program.

ADDITIONAL INFORMATION

Registration Statement and Statement of Additional Information

We have filed a registration statement under the Securities Act with the SEC on Form N-2, together with all amendments and related exhibits. The registration statement includes this prospectus along with additional information about us and our shares of common stock being offered by this prospectus, including an SAI. The SAI is incorporated by reference herein to this prospectus. For your reference, the Table of Contents of the SAI is as follows:

TABLE OF CONTENTS	SAI-1
INVESTMENT OBJECTIVE AND POLICIES	SAI-2
MANAGEMENT	SAI-7
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	SAI-13
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	SAI-14
BROKERAGE ALLOCATION AND OTHER PRACTICES	SAI-15
REGULATION	SAI-15
FINANCIAL STATEMENTS	F-1

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, but only in permitted jurisdictions and only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will submit all supplemental sales materials to the SEC, or with FINRA as permitted by regulation, for review prior to distributing such materials. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading our prospectus. The sales materials expected to be used in permitted jurisdictions include:

•	investor sales promotion brochures;

•	cover letters transmitting the prospectus;

•	brochures containing a summary description of the offering;

•	fact sheets describing the general nature of our business and our investment objective;

•	flyers describing our recent investments;

•	broker updates;

•	online investor presentations;

•	third-party article reprints;

•	website material;

•	electronic media presentations; and

•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by CNL or its affiliates with the exception of any third-party article reprints. In certain jurisdictions, some or all of such sales materials may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in such sales materials.

We are offering shares in this offering only by means of this prospectus. Although we do not expect that the information contained in our supplemental sales materials will conflict with any of the information contained in this prospectus, as supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in the prospectus or the registration statement of which this prospectus is a part.

Reports to Shareholders

Within 45 days after the end of each fiscal quarter, we are required to file our quarterly report on Form 10-Q. Within 90 days after the end of each fiscal year, we are required to file our annual report on Form 10-K and then we will provide a copy of our annual report to all shareholders of record as of the end of each fiscal year shortly after filing it with the SEC. We will also file with or submit to the SEC current reports on Form 8-K, proxy statements and other information meeting the informational requirements of the Exchange Act. These reports, including communications with shareholders, should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which this prospectus is a part. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at www.corporatecapitaltrust.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at Shareholder Services, Corporate Capital Trust, Inc., 450 S. Orange Ave., Orlando, FL 32801. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information electronically by registering your attention at www.corporatecapitaltrust.com/gopaperless. Unless you elect to receive such documents and information electronically, they will be provided in paper form by U.S. mail. You must have Internet access to use electronic delivery. While we impose no additional charge for this service, there could be costs associated with electronic delivery, such as on-line access charges. In addition, all such documents and information may be accessed and printed from our website. As documents and information become available, if we have your e-mail address on record, we will notify you by sending you an e-mail message, which will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending paper copies by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you paper copies of all documents that we are required to provide to you. However, in order for us to be properly notified, your revocation must be given to us within a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences to a shareholder who purchases our common stock pursuant to this offering. This summary is subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common shares in connection with a hedging, straddle, conversion or other integrated transactions, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or shareholders who contribute assets to us in exchange for our shares. This discussion assumes that the shareholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our shareholders, and the discussion set forth herein does not constitute tax advice. No ruling has been or will be sought from the Internal Revenue Service, or the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our shareholders. Shareholders are urged to consult their own tax advisers to determine the U.S. federal, state, local, and foreign tax consequences to them of investing in our shares.

Taxation of our Company

Beginning with our taxable year ending December 31, 2011, we intend to elect, and to qualify annually, as a RIC under Subchapter M of the Code. To qualify as a RIC, we must: (a) derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or QPTP; and (b) diversify our holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs. We may generate certain income that might not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions to endeavor to prevent our disqualification as a RIC.

In addition, as a RIC, we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses. In this prospectus, we refer to this distribution requirement as the Annual Distribution Requirement. A RIC can elect to treat as paid, during the taxable year, certain dividends actually paid by the RIC in the subsequent taxable year. Such dividends commonly are referred to as spillback dividends. This election affects only the tax treatment of the RIC. The shareholders generally are taxed on dividends in the year of actual distribution of such dividends. Any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the dividend was declared.

As a RIC, in any fiscal year with respect to which we distribute at least 90% of the sum of our: (i) “investment company taxable income,” which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions), we (but not our shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our shareholders. We intend to distribute, in cash and/or our own shares, annually, all or substantially all of such income. To the extent that we retain our net capital gains for investment or any investment company taxable income, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

We may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount each U.S. shareholder will be required to include his, her, or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholders will be entitled to claim a credit equal to his, her, or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s cost basis for his, her or its common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for federal income tax. A shareholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that we have paid. For federal income tax purposes, the tax basis of shares owned by a shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder as described in this paragraph. To utilize the deemed distribution approach, we must provide written notice to shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of its investment company taxable income as a “deemed distribution.” We may also make actual distributions to our shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

(1)	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

(2)	at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

(3)	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and distributions generally will be taxable to the shareholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a regular corporation for a particular year would be in our best interests.

Taxation of U.S. Shareholders

For purposes of this discussion, a “U.S. shareholder” is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes: (1) a person who is a citizen or resident of the U.S., (2) a domestic corporation (or other entity taxable as a corporation for U.S. federal income tax purposes), (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if: (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity classified as a partnership for U.S. tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are not U.S. shareholders are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

Distributions we pay to our shareholders from our ordinary income or from an excess of net realized short-term capital gains over net realized long-term capital losses, which together we refer to in this prospectus as “ordinary income dividends,” are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net realized long-term capital gains over net realized short-term capital losses, which we refer to in this prospectus as “capital gain dividends,” including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains if they have been properly designated by us, regardless of the length of time you have owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). The reduction in the tax basis of shares by the amount of any return of capital distributions, which will generally result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares. Generally, you will be provided with a written notice designating the amount of any ordinary income dividends and capital gain dividends or other distributions as promptly as practicable after the close of the taxable year.

In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our shareholders. If a designation is made, shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a U.S. shareholder would be increased by an amount equal to the difference between: (i) the amount included in the U.S. shareholder’s income as long-term capital gains and (ii) the U.S. shareholder’s proportionate share of the corporate tax paid by us.

If, in January of any year, we pay our shareholders a dividend that was declared during the final calendar quarter of the preceding year to our shareholders of record as of a specified date in such calendar quarter, then the dividend will be treated for tax purposes as being paid by us and received by our shareholders on December 31 of such preceding year ( i.e. , the year in which the dividend was declared). Dividends and other taxable distributions are taxable to our shareholders even if they are reinvested in additional shares of our common stock. In addition, to the extent that a shareholder purchases additional shares within the Distribution Reinvestment Plan at a discount to fair market value of the shares, the shareholder will be treated for tax purposes as having received an additional distribution equal to the amount of the purchase price discount. A shareholder designating a distribution for reinvestment will be taxed on the amount of such distribution as ordinary income to the extent such distribution is from current or accumulated earnings and profits, unless we have designated all or a portion of the distribution as a capital gain dividend or as a return of capital. In that event, such designated portion of the distribution will be taxed as long-term capital gain or as a return of capital, respectively. Any stock received in a purchase under our Distribution Reinvestment Plan will have a holding period for tax purposes commencing on the day following the day on which shares are credited to your account. If you are purchasing our shares pursuant to a volume discount or any other reduction in selling commissions or other fees, as set forth elsewhere in this prospectus, you should consult with your own tax advisor before electing to participate in the Distribution Reinvestment Plan.

A U.S. shareholder will realize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the U.S. shareholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, a gain or loss recognized by a U.S. shareholder on the sale or other disposition of our common shares will result in capital gain or loss to such shareholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss realized by a shareholder upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Federal law will require us to report our shareholders’ cost basis, gain/loss, and holding period to the IRS on Form 1099s when “covered” securities are sold. For purposes of these reporting requirements, all of our shares acquired by non-tax exempt shareholders, including those acquired through our Distribution Reinvestment Plan, will be considered covered securities. We have chosen FIFO (first-in, first-out) as our standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way we will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices, and the entire position is not sold at one time. Our standing tax lot identification method is the method covered securities will be reported on your Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than our standing method and will be able to do so from the time you are admitted as a shareholder up through and until the sale of the covered securities. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, we are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. We are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” We encourage you to refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method.

We will send each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the “qualified dividend income” rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends received deduction.

We may be required to withhold federal income tax, which we refer to in this prospectus as backup withholding, from all taxable distributions to any non-corporate U.S. shareholder: (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is typically his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

Shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax consequences of an investment in our shares.

We will only sell securities to investors that disclose (1) a U.S. address and (2) a U.S. social security number or tax identification number.

Company Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions and may decide to make certain tax elections, may be required to borrow money, or may be required to dispose of securities to mitigate the effect of these rules and prevent disqualification of us as a RIC.

Investments we make in securities issued at a discount or providing for deferred interest or paid-in-kind interest are subject to special tax rules that will affect the amount, timing, and character of distributions to our shareholders. For example, with respect to securities issued at a discount, we will generally be required to accrue daily, as income, a portion of the discount and to distribute such income each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital, distribute our own shares, or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our shareholders their share of the foreign taxes paid by us.

We may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes). Thus, it is possible that one or more such entities in which we invest could be treated under the Code and the U.S. Treasury regulations as a “passive foreign investment company” or a “controlled foreign corporation.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash and make distributions with respect to such income in order to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Under certain circumstances an investment in a passive investment company could result in a tax to our company and/or an increase in the amount of taxable distributions by our company.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Arnold & Porter LLP.

EXPERTS

The consolidated financial statements of Corporate Capital Trust, Inc. and subsidiary for the year ended December 31, 2011 and for the period from June 9, 2010 (Inception) to December 31, 2010 included in the Prospectus, and the supplemental information on senior securities as of December 31, 2011 included elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement. These financial statements and the supplemental information on senior securities are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

SHAREHOLDER PRIVACY NOTICE

We collect nonpublic personal information about our shareholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of shareholders that is derived using such information. For example, it includes a shareholder’s address, social security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:

•	account applications or other required forms, correspondence (written or electronic), or from telephone contacts with customers inquiring about us;

•	transaction history of a shareholder’s account; and

•	service providers.

We do not disclose nonpublic personal information about you or your account(s) to anyone without your consent other than to:

•

Our service providers, including our Advisors, as necessary for the servicing of your account. Our service providers in turn have an obligation to protect the confidentiality of your personal information.

•	Companies that may perform marketing services on our behalf or pursuant to joint marketing agreements. These marketing companies also have an obligation to protect confidential information.

•

Government officials or other persons unaffiliated with us, to the extent required by federal or Maryland law or our articles of incorporation, including in accordance with subpoenas, court orders, and requests from government regulators.

If you decide to close your account(s), we will continue to adhere to the practices described in this notice.

If you invest in our common stock through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.

We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information.

A Business Development Company

For More Information:

Statement of Additional Information: Additional information about us is available in our Statement of Additional Information, dated April 27, 2012 which has been incorporated by reference into, and is legally part of, this prospectus. The Statement of Additional Information and this prospectus are available without charge on our website at: www.corporatecapitaltrust.com.

Contacting us:

You can request free copies of this prospectus and the Statement of Additional Information and discuss your questions about us by contacting us at:

Corporate Capital Trust, Inc.

450 S. Orange Avenue

Orlando, FL 32801

866-650-0650

For questions about our investment management, please contact:

CNL Fund Advisors Company

450 S. Orange Avenue

Orlando, FL 32801

866-745-3797

Securities and Exchange Commission Information

You can also review our filings, the prospectus and the Statement of Additional Information on the SEC’s website at http://www.sec.gov/edgar/searchedgar/companysearch.html or at the Public Reference Room of the SEC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room

Securities and Exchange Commission

Washington, D.C. 20549-0102

E-mail address: publicinfo@sec.gov

SEC File No. 333-167730

Managing Dealer: CNL Securities Corp., member FINRA/SIPC

A Business Development Company

STATEMENT OF ADDITIONAL INFORMATION

APRIL 27, 2012

This STATEMENT OF ADDITIONAL INFORMATION, or SAI, is NOT A PROSPECTUS and should only be read in conjunction with our prospectus, dated April 27, 2012, relating to this offering and any accompanying prospectus supplement. A copy of the prospectus and any accompanying prospectus supplement may be obtained, without charge, by calling us at 866-650-0650, or by visiting our website at www.corporatecapitaltrust.com.

Our prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, or the SEC. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549, or via the SEC’s website at www.sec.gov , at no charge.

We are a newly formed entity and therefore have no operating history to report. We have not operated under any other name or conducted other business activity.

Unless otherwise noted, the terms “we,” “us,” “our” and “Corporate Capital Trust” refer to Corporate Capital Trust, Inc. Terms not defined herein have the same meaning as given to them in the prospectus.

	SAI Page	Location of Related Disclosure in the Prospectus

TABLE OF CONTENTS	1	92
INVESTMENT OBJECTIVE AND POLICIES	2	35, 40
MANAGEMENT	7	52
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	13	—
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	14	59, 70, 72
BROKERAGE ALLOCATION AND OTHER PRACTICES	15	—
REGULATION	15	—
FINANCIAL STATEMENTS	F-1	—

SAI-1

INVESTMENT OBJECTIVE AND POLICIES

General

Our investment strategy focuses on creating an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our portfolio. When evaluating an investment, we use the resources of our Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe that a flexible approach to investing allows us to take advantage of the opportunities throughout the capital structure that offer the most favorable risk/reward characteristics.

We will seek to invest primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We anticipate that a substantial portion of our portfolio will consist of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions. Our portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments.

Investment sizes will vary as our capital base changes and will ultimately be at the discretion of our Advisors subject to oversight by our board of directors. Prior to raising significant capital, we may make smaller investments and focus on syndicated leveraged loans and high-yield bonds.

Additionally, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include sales of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans.

Investment Objective

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by:

•	utilizing the strong investment expertise and sourcing networks of our Advisors and their respective affiliates;

•	being disciplined in selecting opportunities that offer favorable risk/reward characteristics and relative value;

•	investing primarily in the debt of privately owned, medium- and large-sized U.S. companies with a focus on originated transactions sourced through the networks of our Advisors;

•	focusing primarily on mature businesses which have long track records of stable cash flow and that have material equity investments from well-known owners;

•

seeking portfolio companies that we believe have strong, existing management teams with incentives that closely align their interests with the long-term performance of the business, such as through equity ownership; and

•	adhering to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring.

SAI-2

Characteristics of Investments

While we intend to consider each investment opportunity independently, we generally focus on companies that share the following characteristics:

•

Enterprise Size. We seek to provide capital to medium- and large-sized companies, which typically have more defensible market positions, stronger franchises and operations and better credit characteristics relative to their smaller peers. Although there are no strict lower or upper limits on the enterprise value of a company in which we may invest, we expect to focus on companies with enterprise values ranging from $100 million to $4 billion.

•

Capital Structure. Our portfolio consists primarily of senior and subordinated debt, which may in some cases be accompanied by warrants, options, equity co-investments, or other forms of equity participation. We seek to invest in companies that generate free cash flow at the time of our investment and benefit from material investments from well known equity investors.

•

Management Team. We seek to prioritize investing in companies with strong, existing management teams that we believe have a clear strategic vision, long-standing experience in their industry and a successful operating track record. We favor companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.

•

Stage of Business Life Cycle. We seek mature, privately owned businesses that have long track records of stable, positive cash flow. We do not intend to invest in start-up companies or companies with speculative business plans.

•

Industry Focus. While we will consider opportunities within all industries, we seek to prioritize industries having, in our view, favorable characteristics from a lending perspective. For example, we seek companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. We give less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.

•

Geography. As a business development company under the 1940 Act, we focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including countries that are members of the European Union, as well as Canada, Australia and Japan.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each company in which we invest.

Investment Types

We anticipate that our investment portfolio will be comprised primarily of investments in senior and subordinated debt of eligible portfolio companies, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may be secured in varying degrees of priority or may be unsecured. We may also invest in common or preferred equity of portfolio companies or hold instruments that convert into such securities.

Senior Debt

We may provide senior debt for some portfolio companies. We expect that the senior debt we invest in will generally have stated terms of three to ten years and may provide for limited principal payments in the first few years of the term. We will generally seek to obtain security interests in the assets of the portfolio company, which will serve as collateral in support of the repayment of our senior debt investments. This collateral is expected to take the form of senior priority liens on the assets of the portfolio company. Our senior debt investments may bear interest at fixed or floating rates. Floating rates are expected to be set at a margin or spread over the London Interbank Offer Rate, or LIBOR.

SAI-3

Subordinated Debt

We may provide subordinated debt financing to portfolio companies. We expect the subordinated debt we invest in will generally have stated terms of five to ten years and provide for interest-only payments in the early years, with amortization of principal deferred to the later years. We expect that most of this subordinated debt will either be unsecured or collateralized by a subordinated lien on some or all of the assets of the borrower. This subordinated debt may bear interest at fixed or floating rates. In either event, we expect to structure our subordinated debt investments with relatively high interest rates that provide us with significant current interest income. In some cases we may invest in subordinated debt that, as defined by its terms, converts into equity or additional debt securities or initially defers interest payments.

Our subordinated debt investments may include equity features, such as warrants or options to buy a significant common equity ownership interest in the portfolio company. If a portfolio company appreciates in value, we may achieve additional investment returns from any equity interests we hold. If we are a minority interest holder, we may structure the warrants to provide provisions protecting our rights as a minority-interest holder such as the right to sell the warrants back to the company upon the occurrence of specified events. We will also seek to obtain registration rights in connection with these equity interests that enhance transferability.

We expect to hold many of our subordinated debt investments until maturity or repayment, but we may sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of the issuer, or if there is an attractive opportunity to sell the investment in a secondary market transaction. Occasionally, we may sell some or all of our subordinated debt or equity interests in a portfolio company to a third-party, such as an existing investor in the portfolio company, through a privately negotiated transaction.

Equity

We may acquire equity, in the form of preferred or common equity, in connection with a buyout or recapitalization of a portfolio company or an investment in its debt. With respect to equity investments, we intend to target an investment return substantially higher than our investments in senior or subordinated debt. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole.

Preferred equity generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer’s common stock, but ranks junior to debt securities in an issuer’s capital structure. Preferred equity generally pays dividends in cash (or additional shares of preferred equity) at a defined rate, but unlike interest payments on debt securities, preferred equity dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred equity may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred equity, no dividends may be paid on the issuer’s common stock until all unpaid preferred equity dividends have been paid. Preferred equity may also be subject to optional or mandatory redemption provisions. Generally, common equity does not have any current income and its full value is realized, if at all, upon the sale of the business or following the portfolio company’s initial public offering.

Loans and Loan Participations and Assignments

We may also invest in loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders or co-lenders, usually banks, lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. Interests that we acquire may take the form of an assignment, which creates a direct or co-lending relationship with the corporate borrower or a participation in the seller’s share of the loan which places us in privity with the lender, but not the borrower. However, when we act as co-lender in connection with an assignment, we would expect to have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest.

SAI-4

For purposes of certain investment limitations pertaining to diversification of our portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where we do not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between us and the borrower will be deemed issuers of a loan participation.

Temporary Investments

Pending investment in the debt of private companies, we intend to invest our cash primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment. We expect to maintain cash reserves from time to time for investment opportunities, working capital and distributions.

Securities Issued by Investment Companies

Our investments in securities issued by any registered investment company are restricted by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one registered investment company or invest more than 10% of the value of our total assets in the securities of more than one registered investment company. With regard to that portion of our portfolio invested in securities issued by registered investment companies, it should be noted that such investments might indirectly subject our shareholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies.

Other Terms

Our Advisors will seek to tailor the terms of each privately negotiated investment in a manner that attempts to protect our rights and manage risk appropriately while creating incentives for the portfolio company to achieve its business plan and improve its profitability. We intend to limit the downside risk exposure of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential equity appreciation) that adequately compensates for credit risk;

•	diversifying our portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral;

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	incorporating “put” rights and “call protection” into the investment structure where possible; and

•

negotiating covenants that may include affirmative and negative covenants, as well as default penalties, lien protection, change of control provisions and board rights that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Additionally, we may seek to impose, but are not required to impose, significant prepayment penalties in order to reduce or eliminate prepayment risk. Such prepayment penalties may be in the form of fees or redemption premiums. We may also enter into interest rate or currency exchange rate hedging transactions at the sole discretion of our Advisors. Such transactions should enable us to selectively modify interest rate or currency exchange rate exposure as market conditions dictate.

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include requiring portfolio companies to maintain adequate insurance, accounting, and tax records, and to make frequent financial reporting available to the lender.

SAI-5

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain negative covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio, leverage ratio or net worth requirements.

General

It is not our policy to engage in transactions with the objective of seeking profits from short-term trading. Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, we do not consider our portfolio turnover rate to be a limiting factor in the execution of investment decisions for us.

Compliance with any policy or limitation on us that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. This policy will not be violated if these limitations are exceeded because of changes in the market value of portfolio companies. Except as required by the 1940 Act, our articles of incorporation, or the Code, or as otherwise provided in the prospectus or this SAI, all of our investment policies may be changed by the board of directors without shareholder approval.

Other Factors Affecting Portfolio Construction

As a business development company that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities are subject to certain regulatory restrictions that will shape our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code.

Co-Investments

Opportunities for co-investments may arise when our Advisors or their respective affiliates become aware of investment opportunities that may be appropriate for us and our affiliates’ other clients. As a business development company, we are substantially limited in our ability to co-invest in privately negotiated transactions with our affiliates’ other clients unless we obtain an exemptive order from the SEC. We have applied for such an exemptive order, although there is no assurance that we will obtain the requested relief. Before receiving relief, we will only participate in co-investments that are allowed under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, which could limit the types of investments that we may make. See “Risk Factors-Risks related to our Advisors and their respective affiliates” in the prospectus. We currently do not intend to invest in or hold securities of companies that are controlled by affiliates of our Advisors.

If we obtain exemptive relief from the SEC, investment opportunities that are presented to an affiliate’s other client may be referred to us and vice versa. For each such referral, our Advisors intend to independently analyze and evaluate whether the co-investment transaction is appropriate for us. In addition, if we obtain exemptive relief from the SEC, co-investment transactions that are recommended and approved by KKR will generally be subject to the review and approval by CNL as well as a committee consisting of the three independent directors on our board of directors, which we refer to in this SAI as the independent director committee. See “Regulation.” For each type of co-investment transaction, we intend to apply a specific protocol, which will be approved by our independent director committee and be designed to ensure the fairness to us of the specific type of co-investment transaction. However, neither we nor any affiliates’ other client will be obligated to invest or co-invest when investment opportunities are referred to us or them.

SAI-6

MANAGEMENT

Board of Directors

Our board of directors consists of five members, three of whom are not “interested persons” as defined within the 1940 Act, which means that they are not affiliated with either us or our Advisors. Any director may resign at any time and may be removed only for cause, as defined in our articles of incorporation, and then only upon the affirmative vote of at least two-thirds of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of such meeting will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director will be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence, or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our by-laws, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Information regarding our board of directors is set forth below. Unless otherwise noted, the address for each director is c/o Corporate Capital Trust, Inc., 450 South Orange Ave., Orlando, FL 32801.

Name and Age of Director	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Director During Past Five Years
Interested Directors
Thomas K. Sittema, 53	Director and Chairman of the Board	Appointed June 2010	Chief Executive Officer, CNL Financial Group, Inc. 1/2011-Present; Chief Executive Officer, CNL Real Estate Group, Inc., 11/2009 - 1/2011; Managing Director, Bank of America Merrill Lynch, 1994 -10/2009	Chairman, WorldServe Ministries, Dallas TX

Frederick M. Goltz, 41	Director	Appointed February 2012	Department Head, KKR & Co., Mezzanine Business; Formerly, Co-Head of KKR & Co.’s Energy And Natural Resources Industry Team	Director, Accuride Corporation; Director, Energy Future Holdings Corp.; Director, Texas Competitive Electric Holdings Company LLC; Director, Energy Future Competitive Holdings Company

Independent Directors
Frederick Arnold, 57	Director	Appointed January 2011	Executive Vice President and Chief Financial Officer, Capmark Financial Group, Inc., 9/2009-1/2011; Executive Vice President of Finance, Masonite Corporation, 2/2006- 9/2007	Director, Lehman Commercial Paper Inc.; Director, Lehman Brothers Holdings Inc.

SAI-7

Name and Age of Director	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Director During Past Five Years

James H. Kropp, 63	Director	Appointed January 2011	Chief Investment Officer, i3 Funds, LLC, 12/2008-Present; Chief Financial Officer, TaxEase, LLC, 2010-Present; Senior Vice President of Investments, Gazit Group USA, Inc., 1/2006-12/2008	Director, Chairman of the Compensation Committee, Member of the Nominating/Corporate Governance Committee, PS Business Parks, Inc., Glendale CA; Independent Trustee, Chairman of the Audit Committee, Member of the Governance Committee, and Member of the Independent Trustee Committee, The CNL Funds (a registered investment company)

Kenneth C. Wright, 55	Director	Appointed January 2011	Partner, Baker & Hostetler LLP, 1990-Present	Director, Florida Opportunity Fund, Winter Park FL

Committee service by our Directors is as follows:

Name and Age of Director	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Director
Audit Committee, Nominating and Governance Committee, Independent Director Committee
Frederick Arnold, 57	Director	Appointed January, 2011	Executive Vice President and Chief Financial Officer, Capmark Financial Group, Inc., 9/2009 - 1/2011; Executive Vice President of Finance, Masonite Corporation, 2/2006- 9/2007	Director, Lehman Commercial Paper Inc.; Director, Lehman Brothers Holdings Inc.

James H. Kropp, 63	Director	Appointed January, 2011	Chief Investment Officer, i3 Funds, LLC, 12/2008-Present; Chief Financial Officer, TaxEase, LLC, 2010-Present; Senior Vice President of Investments, Gazit Group USA, Inc., 1/2006-12/2008	Director, Chairman of the Compensation Committee, Member of the Nominating/Corporate Governance Committee, PS Business Parks, Inc., Glendale CA; Independent Trustee, Chairman of the Audit Committee, Member of the Governance Committee, and Member of the Independent Trustee Committee, The CNL Funds (a registered investment company)

Kenneth C. Wright, 55	Director	Appointed January, 2011	Partner, Baker & Hostetler LLP, 1990-Present	Director, Florida Opportunity Fund, Winter Park FL

SAI-8

Directors’ beneficial interest in the Company is as follows:

Name of Director	Dollar Range of Equity Securities Owned in Company (1)
Interested Directors
Thomas K. Sittema	$50,001-$100,000
Frederick M. Goltz	none
Independent Directors
Frederick Arnold	none
James H. Kropp	none
Kenneth C. Wright	none

(1)	As of most recently completed calendar year, December 31, 2011.

Independent director ownership interest in our Advisors, Managing Dealer or a control person of these entities is as follows:

Name of Director	Name of Owner and Relationship to Director	Company	Title of Class	Value of Security	Percent of Class (1)
Frederick Arnold	Frederick Arnold (self)	None
James H. Kropp	James H. Kropp (self)	None
Kenneth C. Wright	Kenneth C. Wright (self)	None

(1)	As of most recently completed calendar year, December 31, 2011.

The table below sets forth the projected compensation to be received by each Director from the Company for the 12 months ended December 31, 2012:

Name of Independent Director	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- Qualified Deferred Compensation Earnings	All Other Compensation	Total Compensation
Frederick Arnold	$56,000						$56,000

James H. Kropp	$66,000						$66,000

Kenneth C. Wright	$56,000						$56,000

SAI-9

Our Executive Officers

The following persons serve as our executive officers in the following capacities. Unless otherwise noted, the address for each executive officer is c/o Corporate Capital Trust, Inc., 450 South Orange Ave., Orlando, FL 32801.

Name and Age of Director	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Officer

Andrew A. Hyltin, 53	President & Chief Executive Officer	Appointed June 2010	President, CNL Private Equity Corp. from 2005 - present and its Chief Investment Officer from 2004 - present; President, CNL Fund Advisors Company from 2009 - present. President, The CNL Funds (mutual fund) from 4/2009 – 3/2010	Chairman, Florida Opportunity Fund (non-profit); Director, Front Line Outreach (educational non-profit)

Paul S. Saint-Pierre, 58	Secretary, Treasurer & Chief Financial Officer	Appointed June 2010	Senior Vice President, CNL Financial Group, LLC from 2011 - present; Senior Vice President and Chief Financial Officer, CNL Fund Advisors Company (registered investment adviser) from 1/2007-present; Treasurer, The CNL Funds (mutual fund), from 1/2007 – 3/2010; Senior Vice President and Chief Financial Officer, CNL Fund Management Company from 1/2007 - 12/2008

Nathan P. Headrick, 37	Chief Compliance Officer and Chief Legal Officer	Appointed March 2011	Chief Compliance Officer and General Counsel, CNL Securities Corp., from 3/2008 - 7/2011, and Corporate Counsel from 7/2011 - present; Vice President Compliance - Legal from 1/2007 - 3/2008, of CNL Securities Corp.	Director, U.S. Chamber of Commerce Center for Market Competitiveness; Director, Class of 1938 Foundation (non-profit)

SAI-10

Name and Age of Director	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Officer

Deryck A. Harmer, 31	Senior Vice President	Appointed June 2010	Senior Vice President, CNL Financial Group, LLC from 2011 - present; Senior Vice President, CNL Fund Advisors Company (registered investment adviser) from 6/2010 - present; Senior Vice President from 6/2010 - 12/2010, Vice President from 10/2008 - 6/2010, Director of Investments from 8/2007 - 10/2008, and Senior Financial Analyst from 2004 - 8/2007 of CNL Private Equity Corp.

CNL

Additional public information about CNL, as disclosed on Form ADV Part 1, may be viewed on the internet at www.adviserinfo.sec.gov under the name of CNL Fund Advisors Company.

KKR

Additional public information about KKR, as disclosed on Form ADV Part 1, may be viewed on the internet at www.adviserinfo.sec.gov under the name of KKR Asset Management.

Conflicts of Interest

The Advisors and certain of their respective affiliates will experience conflicts of interest in connection with the management of our business affairs, including, but not limited to the following:

•

Mr. Wright, one of our Independent Directors, is also a director of the Florida Opportunity Fund, a non-profit organization for which Mr. Andrew Hyltin, our chief executive officer and president, also serves as chairman of the board. In addition, Mr. Hyltin is the President of our Adviser, CNL Fund Advisors Company. Both individuals have served on the board of the Florida Opportunity Fund since its inception in November 2007.

•

The respective directors, officers and other personnel of the Advisors allocate their time between advising us and managing other investment and business activities in which they may be involved. The Advisors intend to devote such time as shall be necessary to conduct our business affairs in an appropriate manner. However, our Advisors will continue to devote the resources necessary to managing their other investment and business activities.

•

We may compete with certain affiliates of each Advisor for investments, subjecting such Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf. Our Advisors intend to allocate such investment opportunities in a manner that they deem appropriate taking into account factors such as investment objectives, available capital, applicable concentration limits, minimum investment rights and other investment restrictions, portfolio diversification, the potential dilutive effect of a new investment on an existing investment, the overall risk profile of a portfolio and other considerations deemed relevant by our Advisors. The outcome of this determination may result in the allocation of all or none of an investment opportunity to us. In addition, subject to applicable law, affiliates of our Advisors may invest in one of our portfolio companies and hold a different class of securities than us. To the extent that an affiliate of our Advisors holds a different class of securities than us, our interests may not be aligned.

SAI-11

•

The compensation payable by us to our Advisors will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our shareholders.

•

KKR and its affiliates may provide a broad range of financial services to companies in which we invest, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of KKR may act as underwriter or placement agent in connection with an offering of securities by one of our portfolio companies. The Advisors have agreed that any compensation payable to KKR, CNL or any of their respective affiliates, that is attributable to our investment in any portfolio company and is in excess of any of the limitations in or exemptions granted from the 1940 Act, any interpretation thereof by the staff of the SEC, or the conditions set forth in any exemptive relief granted to the Advisors or us by the SEC, shall, to the extent of such excess, be delivered promptly to us. KKR and CNL may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to us, on the other hand.

•

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief we may receive from the SEC, if any, we and other clients for which our Advisors provide investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients, including in the case of financial distress of the investment entity.

•

Our Advisors and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships, or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of our Advisors. For example, our Advisors may invest, on behalf of an affiliated fund, in a company that is a competitor of one of our portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of our portfolio companies. Our Advisors will provide advice and recommendations to any such companies without regard to our interests. In addition, our Advisors’ ability to effectively implement our investment strategies may be limited to the extent that contractual obligations relating to these permitted activities restrict our Advisors’ ability to engage in transactions that they may otherwise be interested in pursuing. Affiliates of KKR, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of KKR have no obligation to make their originated investment opportunities available to us.

•

Our Advisors and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us even though their investment objectives may be similar to ours.

•

To the extent not restricted by confidentiality requirements or applicable law, our Advisors may apply experience and information gained in providing services to our portfolio companies in providing services to competing companies invested in by our affiliates’ other clients.

•

As a business development company, we may be limited in our ability to invest in any portfolio company in which an affiliates’ other client has an investment. We may also be limited in our ability to co-invest in a portfolio company with our Advisors or one or more of their respective affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.

•

The nature of our Advisors’ businesses and the participation by persons associated with the Advisors in creditors’ committees, steering committees, or boards of directors of portfolio companies, may result in our Advisors receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming and “insider” with respect to such companies. The possession of “inside information” or “insider” status with respect to a portfolio company or potential portfolio company by our Advisors or their personnel may restrict our Advisors’ ability to deal in the securities of that issuer on our behalf.

•	Because our Managing Dealer is an affiliate of CNL, its due diligence review and investigation of us and this SAI cannot be considered to be an independent review.

SAI-12

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this SAI, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the date of this SAI. Ownership information for those persons who beneficially own 5% or more of the Shares is based upon information furnished by the Company’s transfer agent and other information provided by such persons, if available.

Name	Number	Percentage of current ownership(2)	Percentage assuming maximum amount is purchased(2)
Beneficial Owners of More Than 5%: (1) (2)	—	—	—

Directors and Executive Officers: (1)
Interested Directors:
Thomas K. Sittema	5,858.727	*	*
Frederick M. Goltz	—
Independent Directors:
Kenneth C. Wright	—
Frederick Arnold	—
James H. Kropp	—
Executive Officers:
Andrew A. Hyltin	11,111	*	*
Paul S. Saint-Pierre	3,333	*	*
Deryck A. Harmer	2,929.362	*	*
Nathan P. Headrick	—	—	—

All directors and officers as a group (9 persons)	22,778	—	—

*	Less than one percent
(1)	The address of each beneficial owner is c/o CORPORATE CAPITAL TRUST, INC., 450 S. Orange Avenue, Orlando, Florida 32801. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	Based on a total of 13,408,410 shares issued and outstanding as of March 9, 2012

SAI-13

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Investment Advisory Services

We have entered into an Investment Advisory Agreement with CNL pursuant to which CNL will provide investment advisory services to us. CNL, and us to a limited extent, have entered into a Sub-Advisory Agreement with KKR pursuant to which KKR will assist CNL and provide investment advisory services to us. We pay CNL a management fee under the Investment Advisory Agreement consisting of a management fee and an incentive fee. Under the Sub-Advisory Agreement, CNL pays KKR 50% of the fees that it receives under the Investment Advisory Agreement. See “Advisor Fees.” We also reimburse CNL and KKR for various expenses they incur in providing these services and performing their obligations under the agreements.

Administrative Services Agreement

We have entered into an Administrative Services Agreement with CNL whereby CNL will perform or oversee the performance of various administrative services that we require as well as personnel and facilities necessary for our business and these services. For providing these services, facilities and personnel, we will reimburse CNL for administrative expenses it incurs in performing its obligations. However, such reimbursement will be made at an amount equal to the lower of CNL’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. We will not reimburse CNL for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of CNL.

CNL, serving as Administrator, has entered into an agreement with CNL Capital Markets Corp., an affiliate, to (a) provide certain transfer agency oversight services, including amending an existing transfer agency agreement with a duly registered transfer agent to add us as a party to the transfer agency agreement, (b) respond to administrative calls from broker-dealers, financial advisors and investors, (c) provide shareholder communication services, and (d) perform other administrative services related to the purchase, ownership and transfer of our shares. The agreement between CNL and CNL Capital Markets Corp. is subject to annual review and renewal.

CNL, serving as Administrator, has entered into a sub-administration agreement with State Street Bank and Trust Company to provide certain fund administration services including treasury services, legal support services, and tax support services.

Offering and Organizational Costs

The Advisors have funded our offering and organization costs in the amount of approximately $5.2 million as of December 31, 2011. We will reimburse the Advisors for the organizational and offering costs they have funded on our behalf only to the extent that the reimbursement would not cause the organizational and offering expenses borne by us to exceed 5% of the aggregate gross offering proceeds from the offering of our common stock. CNL and KKR will be responsible for the payment of our organization and offering expenses to the extent they exceed 5% of the aggregate gross proceeds from the offering, without recourse against or reimbursement by us. The Advisors, by written instruction to us, have the right to elect to waive or defer all or a portion of the reimbursement of the reimbursable organization and offering expenses that would otherwise be payable by us to them.

Officers

In connection with its services, CNL has also agreed to provide us with personnel to serve as our appointed executive officers. These individuals consist of our chief executive officer, chief financial officer, senior vice presidents, and chief compliance officer, all of whom are executives of CNL and its affiliates. We do not pay any compensation to any of our executive officers, with the exception of agreed-upon reimbursement payments to CNL pursuant to the Administrative Services Agreement for the professional services provided by our chief compliance officer and chief financial officer.

Initial Capital Contribution from Advisors

Pursuant to a private placement prior to the commencement of this Offering, CNL and KKR contributed an aggregate of $200,000.00 to purchase 22,222.22 shares of our common stock at $9.00 per share.

SAI-14

Managing Dealer Expenses

Our Managing Dealer is an affiliate of CNL. Our Managing Dealer will be entitled to receive selling commissions of up to 7% of the gross proceeds of shares sold in the offering and a marketing support fee of up to 3% of the gross offering proceeds of shares sold in the offering. Our Managing Dealer will engage unrelated, third-party participating broker-dealers in connection with the offering of shares and, in connection therewith, re-allow all or a portion of such fees to participating broker-dealers. In addition, although our Managing Dealer examines the information in the prospectus for accuracy and completeness, due to its affiliation with CNL, no independent review of us will be made in connection with the distribution of our shares in this offering.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by our board of directors, KKR is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Advisors do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, considering the full range of a broker or dealer’s services, including: (i) competitiveness of price (including the applicable brokerage commission or dealer spread), (ii) promptness of execution and past history in executing orders, (iii) clearance and settlement capabilities, (iv) research capabilities, (v) access to markets and distribution network, and (vi) trade error rate and ability or willingness to correct errors. While our Advisors will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Advisors may select a broker based partly upon brokerage, research, or other services provided by such broker to our Advisors. In return for such services, we may pay a higher commission than other brokers would charge if our Advisors determine in good faith that such commission is reasonable in relation to the services provided. In addition, KKR is affiliated with entities that act as broker-dealers that may from time to time be involved in the private placement of debt or equity securities issued by our portfolio companies or in arranging financing for our portfolio companies. The Advisors have agreed that any compensation payable to KKR, CNL or any of their respective affiliates, that is attributable to our investment in any portfolio company and is in excess of any of the limitations in or exemptions granted from the 1940 Act, any interpretation thereof by the staff of the SEC, or the conditions set forth in any exemptive relief granted to the Advisors or us by the SEC, shall, to the extent of such excess, be delivered promptly to us.

REGULATION

We have elected to be regulated as a business development company under the 1940 Act. A business development company is a special category of investment company under the 1940 Act that was added by Congress to facilitate the flow of capital to private companies and small public companies that do not have efficient or cost-effective access to public capital markets or other conventional forms of corporate financing. Business development companies make investments in private or thinly-traded public companies in the form of long-term debt and/or equity capital, with the goal of generating current income or capital growth.

Business development companies are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, business development companies are subject to only certain provisions of the 1940 Act, as well as the Securities Act and the Exchange Act. Business development companies are provided greater flexibility under the 1940 Act than are other investment companies in dealing with their portfolio companies, issuing securities, and compensating their managers. Business development companies can be internally or externally managed and may qualify to elect to be taxed as RICs for federal tax purposes. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters, and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of a business development company’s directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

SAI-15

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (2) 50% of our voting securities.

We are generally unable to issue and sell our common stock at a price below net asset value per share. See “Risk Factors— Risks related to business development companies. Regulations governing our operation as a business development company and RIC will affect our ability to raise capital, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage” in the prospectus. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing shareholders, in payment of dividends, and in certain other limited circumstances.

As a business development company, we are generally not permitted to invest in any portfolio company in which our Advisors or any of their affiliates currently have an investment or to make any co-investments with our Advisors or any of their affiliates without an exemptive order from the SEC. We may, however, invest alongside our Advisors and their affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such other clients’ accounts consistent with guidance promulgated by the SEC Staff permitting us and such other clients’ accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that no Advisor, acting on our behalf or on behalf of other clients, negotiates any term other than price. We may also invest alongside our Advisors’ respective other clients as otherwise permissible under regulatory guidance, applicable regulations and our Advisors’ allocation policies. We and our Advisors have submitted an exemptive application to the SEC to permit greater flexibility for co-investments. However, there is no assurance that we will obtain such SEC exemptive relief.

Business Development Company Regulation: Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which we refer to in this SAI as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As discussed in greater detail below, the 1940 Act defines qualifying assets as principally including certain investments by a business development company in eligible portfolio companies. An eligible portfolio company is defined under the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies any of the following:

a.	does not have any class of securities that is traded on a national securities exchange;

b.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

c.	is controlled by a business development company, either alone or as part of a group acting together, and the business development company has an affiliated person who is a director of the eligible portfolio company; or

d.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

SAI-16

As relevant to our proposed business, the principal categories of qualifying assets under the 1940 Act are the following:

•

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

•	Securities of any eligible portfolio company that we control.

•

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. government securities, or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Business Development Company Regulation: Control and Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or make available to the issuer of the securities significant managerial assistance without the issuer having to request such assistance. Where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance includes any arrangement whereby the business development company, through its directors, officers, or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities, money market funds, or high-quality debt securities maturing in one year or less from the time of investment so that 70% of our total assets are qualifying assets. Typically, we intend to invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as we, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the diversification requirements in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We expect that CNL will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

SAI-17

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors — Risks related to business development companies —Regulations governing our operation as a business development company and RIC will affect our ability to raise capital, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage” in the prospectus.

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Persons subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We have attached our code of ethics as an exhibit to our annual report on Form 10-K for 2011. A copy of our code of ethics is also available on our website: www.corporatecapitaltrust.com. You may also read and copy our code of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of our code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Compliance Policies and Procedures

We and our Advisors have each adopted and implemented written compliance policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering our compliance policies and procedures and each Advisor’s chief compliance officer is responsible for administering the compliance policies and procedures for such Advisor.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to KKR. KKR will vote proxies according to our proxy voting policies and procedures which are set forth below. These guidelines are reviewed periodically by the Advisors as well as our board of directors, and, accordingly, are subject to change.

As an investment adviser registered under the 1940 Act, KKR has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of KKR are intended to comply with Section 206 of, and Rule 206(4)-6 under, the 1940 Act.

Proxy Policies

KKR will vote proxies relating to our securities in a manner that it believes, in its discretion, to be in the best interest of our shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote taking into account relevant factors, including: (1) the impact on the value of the securities; (2) the anticipated costs and benefits associated with the proposal; (3) the effect on liquidity; and (4) customary industry and business practices. Although KKR will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

SAI-18

The proxy voting decisions of KKR are made by its portfolio managers and investment professionals under the supervision of KKR’s legal/compliance department. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) the recommended vote be approved by a member of KKR’s legal/compliance department prior to being submitted to the custodian; (b) associates involved in the decision making process or vote administration are prohibited from revealing how KKR intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (c) where a material conflict of interest exists, the chief compliance officer designate an individual or group who can impartially help decide how to resolve such conflict.

Proxy Voting Records

You may obtain information, without charge, regarding how KKR voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o Corporate Capital Trust, Inc., 450 South Orange Ave., Orlando, Florida 32801.

Securities Exchange Act and Sarbanes-Oxley Act

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•

pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm.

The Sarbanes-Oxley Act requires us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and its regulations. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, under our articles of incorporation, we are prohibited from indemnifying our directors, officers, employees, controlling persons or agents against losses that result from their negligence or misconduct, and, in the case of our Independent Directors, their gross negligence or willful misconduct.

SAI-19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Corporate Capital Trust, Inc.:

We have audited the accompanying consolidated statements of assets and liabilities of Corporate Capital Trust, Inc. and subsidiary (the “Company”) as of December 31, 2011 and 2010, including the consolidated schedule of investments as of December 31, 2011, the related consolidated statements of operations, changes in net assets, and cash flows for the year ended December 31, 2011 and the period from June 9, 2010 (inception) to December 31, 2010, and the consolidated financial highlights for the period from June 17, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and 2010, and the results of its operations, changes in its net assets, and its cash flows for the year ended December 31, 2011 and the period from June 9, 2010 (inception) to December 31, 2010, and the financial highlights for the period from June 17, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

San Francisco, California

March 14, 2012

Corporate Capital Trust, Inc. and Subsidiary

Consolidated Statements of Assets and Liabilities

	December 31, 2011	December 31, 2010
Assets
Investments, at fair value (cost, $113,825,998)	$114,304,509	$—
Cash	—	200,000
Dividend and interest receivable	1,055,807	—
Principal receivable	59,399	—
Receivable from advisors	564,756	—
Prepaid expenses and other assets	238,808	—

Total assets	$116,223,279	$200,000

Liabilities
Revolving credit facility	$25,340,000	$—
Payable for investments purchased	24,714,313	—
Shareholders’ distributions payable	398,637	—
Accrued performance-based incentive fees	282,570	—
Accrued investment advisory fees	160,679	—
Accrued administrative services	56,390	—
Accrued interest expense	16,618	—
Accrued directors’ fees	5,400	—
Other accrued expenses and liabilities	85,943	—

Total liabilities	51,060,550	—

Net Assets
Common stock, $0.001 par value per share, 1,000,000,000 shares authorized, 7,073,166 and 22,222 shares issued and outstanding at December 31, 2011 and December 31, 2010, respectively	7,073	22
Paid-in capital in excess of par value	64,626,198	199,978
Undistributed net investment income	5,956	—
Net unrealized appreciation	523,502	—

Net assets	65,162,729	200,000

Total liabilities and net assets	$116,223,279	$200,000

Net asset value per share	$9.21	$9.00

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiary

Consolidated Statements of Operations

	Year ended December 31, 2011	Period from June 9, 2010 (inception) to December 31, 2010
Investment income
Interest income	$955,830	$—
Dividend income	3,056	—

Total investment income	958,886	—

Operating expenses
Investment advisory fees	347,428	—
Performance-based incentive fees	282,570	—
Professional services	233,268	—
Administrative services	183,918	—
Custodian and accounting fees	114,875	—
Interest expense	85,944	—
Director fees and expenses	82,025	—
Insurance	74,589	—
Other	76,698	—

Total operating expenses	1,481,315	—
Expense reimbursement	(1,375,592)	—

Net expenses	105,723	—

Net investment income	853,163	—

Realized and unrealized gain
Net realized gain on investments	5,113	—
Net change in unrealized appreciation on investments	478,511	—
Net change in unrealized appreciation on foreign currency translation	44,991	—

Net realized and unrealized gain	528,615	—

Net increase in net assets resulting from operations	$1,381,778	$—

Net Investment Income Per Share	$0.67	$—

Diluted and Basic Earnings Per Share	$1.09	$—

Weighted Average Shares Outstanding	1,269,117	22,222
Dividends Declared Per Share	$0.37	$—

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiary

Consolidated Statements of Changes in Net Assets

	Year ended December 31, 2011	Period from June 9, 2010 (inception) to December 31, 2010
Operations
Net investment income	$853,163	$—
Net realized gain on investments	5,113	—
Net change in unrealized appreciation	523,502	—

Net increase in net assets resulting from operations	1,381,778	—

Distributions to shareholders from
Net investment income	(853,163)	—
Capital gains	(2,507)	—

Net decrease in net assets resulting from shareholder distributions	(855,670)	—

Capital share transactions
Issuance of shares of common stock	64,170,724	200,000
Reinvestment of shareholder distributions	265,897	—

Net increase in net assets resulting from capital share transactions	64,436,621	200,000

Total increase in net assets	64,962,729	200,000

Net assets at beginning of period	200,000	—

Net assets at end of period	$65,162,729	$200,000

Capital share activity
Shares issued from subscriptions	7,021,920	22,222
Shares issued from reinvestment of dividends	29,024	—

Net increase in shares outstanding	7,050,944	22,222

Undistributed net investment income at end of period	$5,956	$—

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiary

Consolidated Statements of Cash Flows

	Year ended December 31, 2011	Period from June 9, 2010 (inception) to December 31, 2010
Operating Activities:
Net increase in net assets resulting from operations	$1,381,778	$—
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(106,811,148)	—
Increase in payable for investments purchased	24,759,304	—
Proceeds from sales of investments	481,516	—
Net realized gain on investments	(5,113)	—
Net change in unrealized appreciation	(523,502)	—
Increase in short-term investments, net	(7,714,752)	—
Proceeds from principal payments	294,863	—
Net amortization/accretion	44,756	—
Increase in dividend and interest receivable	(1,055,807)	—
Increase in principal receivable	(59,399)	—
Increase in receivable from advisors	(564,756)	—
Increase in prepaid expenses and other assets	(110,123)	—
Increase in accrued investment advisory fees	160,679	—
Increase in accrued performance-based incentive fees	282,570	—
Increase in accrued administrative services	56,390	—
Increase in accrued interest expense	16,618	—
Increase in accrued directors’ fees	5,400	—
Increase in other accrued expenses and liabilities	73,943	—

Net cash used in operating activities	(89,286,783)	—

Financing Activities:
Net proceeds from issuance of shares of common stock	64,170,724	200,000
Distributions paid	(191,136)	—
Borrowings under credit facility	25,340,000	—
Deferred financing costs	(232,805)	—

Net cash provided by financing activities	89,086,783	200,000

Net increase (decrease) in cash	(200,000)	200,000
Cash, beginning of period	200,000	—

Cash, end of period	$—	$200,000

Supplemental disclosure of cash flow information and non-cash financing activities:
Cash paid during period for:
Interest	$27,795	$—
Dividend distributions reinvested	$265,897	$—

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiary

Consolidated Schedule of Investments

As of December 31, 2011

Company (b)	Industry (c)	Investments	Interest Rate	Maturity Date	Shares/ Principal	Cost (d)	Fair Value
Non-Control/Non-Affiliate Investments(a)—163.6%
Alliant Holdings I, Inc.	Insurance	Senior Debt(e)	L + 300	8/21/2014	85,889	$78,083	$83,689
Allison Transmission, Inc.	Automobiles & Components	Senior Debt(e)	L + 250	8/7/2014	7,564	7,018	7,389
Ally Financial, Inc.	Banks	Preferred Stocks(e),(f)			5,575	99,595	102,524
Amkor Technologies, Inc.	Semiconductors & Semiconductor Equipment	Subordinated Debt(e),(f)	7.38%	5/1/2018	208,000	205,404	212,680
Aramark Corp.	Commercial & Professional Services	Subordinated Debt(e)	8.50%	2/1/2015	1,187,000	1,222,134	1,216,675
Aspect Software, Inc.	Technology Hardware & Equipment	Subordinated Debt(e)	10.63%	5/15/2017	1,484,000	1,529,365	1,539,650
Aspen Dental Management, Inc.	Health Care Equipment & Services	Senior Debt(e),(g)	L + 450, 1.50% LIBOR Floor	10/6/2016	155,886	150,857	151,989
Asset Acceptance Capital Corp.	Diversified Financials	Senior Debt(e),(f),(h)	L + 725, 1.50% LIBOR Floor	11/14/2017	480,179	449,331	463,373
Associated Materials, LLC	Capital Goods	Senior Debt(e)	9.13%	11/1/2017	13,000	13,184	11,343
Avaya, Inc.	Technology Hardware & Equipment	Senior Debt(e),(g)	L + 275	10/24/2014	1,142,373	1,067,943	1,095,010
		Senior Debt(e),(g)	L + 450	10/26/2017	974,527	883,793	890,474

						1,951,736	1,985,484
Avis Budget Car Rental, LLC	Transportation	Senior Debt(e),(f)	L + 500, 1.25% LIBOR Floor	9/22/2018	276,675	271,282	278,837
BJ’s Wholesale Club, Inc.	Food & Staples Retailing	Senior Debt(e)	L + 575, 1.25% LIBOR Floor	9/28/2018	1,113,299	1,093,129	1,118,164
Boise Paper Holdings, LLC	Materials	Subordinated Debt(e),(f)	9.00%	11/1/2017	146,000	154,801	156,950
Cablevision Systems Corp.	Media	Subordinated Debt(e),(f)	7.75%	4/15/2018	426,000	431,245	451,560
Caesars Entertainment Operating Co., Inc.	Consumer Services	Senior Debt(e),(g)	L + 300	1/28/2015	12,797	11,723	11,157
		Senior Debt(e)	11.25%	6/1/2017	1,070,000	1,135,422	1,135,537

						1,147,145	1,146,694
California Pizza Kitchen, Inc.	Food & Staples Retailing	Senior Debt(e),(g),(h)	L + 550, 1.25% LIBOR Floor	7/7/2017	1,068,431	1,023,743	1,041,721
Calpine Corp.	Utilities	Senior Debt(e),(f),(g)	L + 325, 1.25% LIBOR Floor	4/1/2018	68,276	$65,451	$67,090
CDW, LLC	Technology Hardware & Equipment	Senior Debt(e)	L + 350	10/10/2014	1,229,473	1,201,984	1,194,316
		Subordinated Debt(e)	11.50%, 12.50% PIK	10/12/2015	135,000	142,433	141,750

						1,344,417	1,336,066
Cengage Learning Acquisitions, Inc.	Media	Senior Debt(e),(g)	L + 225	7/3/2014	1,954,781	1,624,504	1,670,243
Ceridian Corp.	Software & Services	Senior Debt(e),(g)	L + 300	11/10/2014	1,793,378	1,652,772	1,621,330
Charter Communications Operating Holdings, LLC	Media	Subordinated Debt(e),(f)	7.25%	10/30/2017	573,000	583,128	603,799
CHS / Community Health Systems, Inc.	Health Care Equipment & Services	Subordinated Debt(e),(f)	8.88%	7/15/2015	433,565	439,405	447,656
Citco III, Ltd. IE(i)	Diversified Financials	Senior Debt(e),(f),(g)	L + 500, 1.25% LIBOR Floor	6/29/2018	17,307	17,349	16,572
ClubCorp Club Operations, Inc.	Consumer Services	Senior Debt(e),(g)	L + 450, 1.50% LIBOR Floor	11/30/2016	137,092	129,554	136,864
Continental Airlines, Inc.	Transportation	Senior Debt(e),(f)	8.31%	4/2/2018	691,761	686,329	672,738
CRC Health Corp.	Health Care Equipment & Services	Senior Debt(e)	L + 450	11/16/2015	973,846	926,057	883,766
		Subordinated Debt(e)	10.75%	2/1/2016	1,114,000	1,065,237	1,058,300

						1,991,294	1,942,066

See notes to consolidated financial statements

Corporate Capital Trust, Inc. and Subsidiary

Consolidated Schedule of Investments (continued)

As of December 31, 2011

Company (b)	Industry (c)	Investments	Interest Rate	Maturity Date	Shares/ Principal	Cost (d)	Fair Value
Cricket Communications, Inc.	Telecommunication Services	Senior Debt(e),(f)	7.75%	5/15/2016	1,529,000	1,541,150	1,578,692
Datatel, Inc.	Software & Services	Senior Debt(e)	L + 350, 1.50% LIBOR Floor	2/20/2017	556,984	554,944	557,750
		Senior Debt(e)	L + 725, 1.50% LIBOR Floor	2/19/2018	150,000	153,568	150,750
		Senior Debt(e),(g)	L + 525, 1.50% LIBOR Floor	9/15/2018	406,204	400,111	406,840

						1,108,623	1,115,340
DineEquity, Inc.	Consumer Services	Senior Debt(e),(f),(g)	L + 300, 1.25% LIBOR Floor	10/19/2017	75,685	72,728	74,791
DuPont Fabros Technology, LP	Real Estate	Subordinated Debt(e),(f)	8.50%	12/15/2017	100,000	106,616	107,000
E*TRADE Financial Corp.	Diversified Financials	Subordinated Debt(e),(f)	7.88%	12/1/2015	1,269,000	$1,264,604	$1,275,345
Easton-Bell Sports, Inc.	Consumer Durables & Apparel	Senior Debt(e)	9.75%	12/1/2016	1,190,000	1,275,766	1,297,100
Education Management, LLC	Consumer Services	Subordinated Debt(e),(f)	8.75%	6/1/2014	1,728,000	1,732,881	1,732,320
Emergency Medical Services Corp.	Health Care Equipment & Services	Senior Debt(e),(g)	L + 375, 1.50% LIBOR Floor	5/25/2018	216,967	205,433	211,814
Express, LLC / Express Finance Corp.	Retailing	Subordinated Debt(e),(f)	8.75%	3/1/2018	43,000	46,248	46,547
Fidelity National Information Services, Inc.	Software & Services	Subordinated Debt(e),(f)	7.63%	7/15/2017	46,000	48,686	49,795
		Subordinated Debt(e),(f)	7.88%	7/15/2020	122,000	130,244	131,760

						178,930	181,555
Fifth Third Processing Solutions, LLC	Software & Services	Senior Debt(e),(g)	L + 325, 1.25% LIBOR Floor	11/3/2016	61,304	59,554	61,258
FTI Consulting, Inc.	Diversified Financials	Subordinated Debt(e),(f)	6.75%	10/1/2020	87,000	86,817	89,827
GCI, Inc.	Telecommunication Services	Subordinated Debt(e)	8.63%	11/15/2019	2,294,000	2,438,105	2,434,507
General Nutrition Centers, Inc.	Retailing	Senior Debt(e),(f)	L + 300, 1.25% LIBOR Floor	3/2/2018	23,369	23,370	23,029
Good Sam Enterprises, LLC	Media	Senior Debt(e)	11.50%	12/1/2016	1,375,000	1,343,093	1,347,500
Goodman Global, Inc.	Capital Goods	Senior Debt(e),(g)	L + 700, 2.00% LIBOR Floor	10/30/2017	948,221	952,962	954,541
Great Lakes Dredge & Dock Corp.	Capital Goods	Subordinated Debt(e),(f)	7.38%	2/1/2019	96,000	94,738	95,040
Guitar Center, Inc.	Retailing	Senior Debt(e),(g)	L + 525	4/9/2017	4,238,739	3,716,872	3,736,449
Gymboree Corp., The	Retailing	Senior Debt(e),(g)	L + 350, 1.50% LIBOR Floor	2/23/2018	904,502	847,281	807,607
		Subordinated Debt(e)	9.13%	12/1/2018	748,000	609,721	654,500

						1,457,002	1,462,107
High Plains Broadcasting Operating Co.	Media	Senior Debt(g)	L + 675, 3.00% LIBOR Floor	9/14/2016	351,687	347,295	349,561
HUB International, Ltd.	Insurance	Senior Debt(e),(g)	L + 250	6/13/2014	1,134,886	1,088,373	1,089,139
		Senior Debt(e),(g)	L + 475, 2.00% LIBOR Floor	6/13/2014	332,350	$332,350	$331,283

						1,420,723	1,420,422
Hubbard Radio, LLC	Media	Senior Debt(e),(g)	L + 375, 1.50% LIBOR Floor	4/28/2017	606,123	601,661	598,359
		Senior Debt(e),(g)	L + 725, 1.50% LIBOR Floor	4/30/2018	2,834,070	2,819,267	2,798,644

						3,420,928	3,397,003

See notes to consolidated financial statements

Corporate Capital Trust, Inc. and Subsidiary

Consolidated Schedule of Investments (continued)

As of December 31, 2011

Company (b)	Industry (c)	Investments	Interest Rate	Maturity Date	Shares/ Principal	Cost (d)	Fair Value
Husky Injection Molding Systems, Ltd. CA(i)	Capital Goods	Senior Debt(e),(f),(g)	L + 525, 1.25% LIBOR Floor	6/29/2018	1,159,646	1,149,330	1,159,194
Immucor, Inc.	Health Care Equipment & Services	Senior Debt(e),(g)	L + 575, 1.50% LIBOR Floor	8/19/2018	2,528,757	2,533,137	2,547,407
Ineos Holdings, Ltd. EUR(i)	Materials	Subordinated Debt(f),(g)	E + 600, 3.00% EURIBOR Floor	6/16/2015	889,214	1,109,884	1,061,432
Infor Enterprise Solutions Holdings, Inc.	Software & Services	Senior Debt(e),(g)	L + 575	7/28/2015	1,610,000	1,541,287	1,521,450
Interactive Data Corp.	Diversified Financials	Senior Debt(e),(g)	L + 325, 1.25% LIBOR Floor	2/11/2018	18,262	17,899	18,037
iPayment, Inc.	Software & Services	Senior Debt(e),(g)	L + 425, 1.50% LIBOR Floor	5/8/2017	1,953,798	1,931,324	1,932,629
		Subordinated Debt(e),(j)	10.25%	5/15/2018	415,000	375,604	390,100

						2,306,928	2,322,729
IPC Systems, Inc.	Technology Hardware & Equipment	Senior Debt(e),(g)	L + 225	6/2/2014	4,855	4,515	4,535
J. Crew Group, Inc.	Retailing	Senior Debt(e),(g)	L + 350, 1.25% LIBOR Floor	3/7/2018	2,765,351	2,588,677	2,604,366
		Subordinated Debt(e)	8.13%	3/1/2019	1,026,000	963,411	979,830

						3,552,088	3,584,196
Jo-Ann Stores, Inc.	Retailing	Senior Debt(e)	L + 350, 1.25% LIBOR Floor	3/16/2018	23,488	23,262	22,453
Kinetic Concepts, Inc.	Health Care Equipment & Services	Senior Debt(e),(f)	L + 525, 1.25% LIBOR Floor	11/4/2016	329,847	320,184	329,642
		Senior Debt(e),(f),(g)	L + 575, 1.25% LIBOR Floor	5/4/2018	375,178	$366,342	$379,071

						686,526	708,713
Lamar Media Corp.	Media	Subordinated Debt(e),(f)	6.63%	8/15/2015	206,000	206,000	210,120
Lawson Software, Inc.	Software & Services	Senior Debt(e)	L + 525, 1.50% LIBOR Floor	7/5/2017	1,766,446	1,735,811	1,726,542
Local TV Finance, LLC	Media	Senior Debt(e)	L + 200	5/7/2013	370,225	352,992	358,191
Manitowoc Co., Inc., The	Capital Goods	Subordinated Debt(e),(f)	9.50%	2/15/2018	21,000	22,983	22,365
McJunkin Red Man Corp.	Energy	Senior Debt(e)	9.50%	12/15/2016	3,393,000	3,374,953	3,443,895
MedAssets, Inc.	Health Care Equipment & Services	Senior Debt(e),(f),(g)	L + 375, 1.50% LIBOR Floor	11/16/2016	699,792	699,730	698,742
		Subordinated Debt(e),(f)	8.00%	11/15/2018	316,000	311,267	309,680

						1,010,997	1,008,422
MetroPCS Wireless, Inc.	Telecommunication Services	Subordinated Debt(e),(f)	7.88%	9/1/2018	281,000	284,117	284,864
Michaels Stores, Inc.	Retailing	Senior Debt(e)	L + 225	10/31/2013	215,942	202,264	212,726
		Senior Debt(e),(g)	L + 450	7/31/2016	681,714	667,113	671,659

						869,377	884,385
Momentive Performance Materials USA, Inc.	Materials	Senior Debt(e),(g)	L + 350	5/5/2015	1,212,164	1,161,622	1,158,623
Mondrian Investment Partners, Ltd. UK(i)	Diversified Financials	Senior Debt(e),(f),(g)	L + 425, 1.25% LIBOR Floor	7/12/2018	488,020	484,049	488,020
Mueller Water Products, Inc.	Capital Goods	Subordinated Debt(e),(f)	7.38%	6/1/2017	1,034,000	871,542	940,940
		Subordinated Debt(e),(f)	8.75%	9/1/2020	250,000	253,683	271,562

						1,125,225	1,212,502

See notes to consolidated financial statements

Corporate Capital Trust, Inc. and Subsidiary

Consolidated Schedule of Investments (continued)

As of December 31, 2011

Company (b)	Industry (c)	Investments	Interest Rate	Maturity Date	Shares/ Principal	Cost (d)	Fair Value
N.E.W. Holdings I, LLC	Software & Services	Senior Debt(e)	L + 425, 1.75% LIBOR Floor	3/23/2016	8,655	8,250	8,407
		Subordinated Debt(e),(h)	L + 750, 2.00% LIBOR Floor	3/23/2017	998,480	986,123	963,533

						994,373	971,940
NBTY, Inc.	Household & Personal Products	Senior Debt(e),(g)	L + 325, 1.00% LIBOR Floor	10/1/2017	26,355	$26,031	$26,126
Neiman Marcus Group, Inc., The	Retailing	Senior Debt(e)	L + 350, 1.25% LIBOR Floor	5/16/2018	188,713	181,660	182,344
		Subordinated Debt(e)	10.38%	10/15/2015	1,967,000	2,040,359	2,043,241

						2,222,019	2,225,585
Nexstar Broadcasting, Inc.	Media	Senior Debt(e),(f)	8.88%	4/15/2017	170,000	177,868	174,250
NPC International, Inc.	Consumer Services	Senior Debt(e),(g)	L + 525, 1.50% LIBOR Floor	11/7/2018	1,515,463	1,519,252	1,521,146
NuSil Technology, LLC	Materials	Senior Debt(e),(g)	L + 400, 1.25% LIBOR Floor	4/7/2017	25,312	25,312	24,848
Nuveen Investments, Inc.	Diversified Financials	Senior Debt(e),(f)	L + 300	11/13/2014	25,629	25,290	24,556
		Senior Debt(e),(f)	L + 550	5/13/2017	133,224	130,890	128,395
		Senior Debt(e),(f),(g)	L + 600, 1.25% LIBOR Floor	5/13/2017	282,184	276,540	278,891
		Subordinated Debt(e),(f)	10.50%	11/15/2015	1,715,000	1,671,568	1,702,137

						2,104,288	2,133,979
Ocwen Financial Corp.	Banks	Senior Debt(e),(f),(g)	L + 550, 1.50% LIBOR Floor	9/1/2016	1,400,877	1,381,333	1,380,359
Penn National Gaming, Inc.	Consumer Services	Subordinated Debt(e),(f)	8.75%	8/15/2019	401,000	432,531	436,087
Petco Animal Supplies, Inc.	Retailing	Senior Debt(e)	L + 325, 1.25% LIBOR Floor	11/24/2017	120,101	114,129	117,280
Pharmaceutical Product Development, Inc.	Pharmaceuticals, Biotechnology & Life Sciences	Senior Debt(e),(f),(g)	L + 500, 1.25% LIBOR Floor	12/5/2018	808,662	798,202	804,938
Pinnacle Entertainment, Inc.	Consumer Services	Subordinated Debt(e),(f)	8.63%	8/1/2017	167,000	176,491	176,602
Pinnacle Foods Finance, LLC	Food & Staples Retailing	Senior Debt(e),(g)	L + 250	4/2/2014	547,748	530,579	537,133
Realogy Corp.	Real Estate	Senior Debt(e)	L + 425	10/10/2016	1,566,113	1,379,558	1,403,269
		Senior Debt(e)	L - 15	10/10/2016	123,163	108,445	110,357

						1,488,003	1,513,626
Ryerson, Inc.	Materials	Senior Debt(e),(f)	L + 737.5	11/1/2014	98,000	97,346	90,160
		Senior Debt(e),(f)	12.00%	11/1/2015	44,000	$46,519	$44,440

						143,865	134,600
Sabre, Inc.	Transportation	Senior Debt(e),(g)	L + 200	9/30/2014	3,257,513	2,788,750	2,704,632
SandRidge Energy, Inc.	Energy	Subordinated Debt(e),(f)	L + 362.5	4/1/2014	23,000	22,952	22,352
Scitor Corp.	Capital Goods	Senior Debt(e),(g)	L + 350, 1.50% LIBOR Floor	2/15/2017	23,310	23,255	22,203
Sedgwick Claims Management Services Holdings, Inc.	Insurance	Senior Debt(e),(g),(h)	L + 350, 1.50% LIBOR Floor	12/31/2016	113,219	107,480	111,662
		Senior Debt(e),(h)	L + 750, 1.50% LIBOR Floor	5/30/2017	907,195	882,412	898,123

						989,892	1,009,785

See notes to consolidated financial statements

Corporate Capital Trust, Inc. and Subsidiary

Consolidated Schedule of Investments (continued)

As of December 31, 2011

Company (b)	Industry (c)	Investments	Interest Rate	Maturity Date	Shares/ Principal	Cost (d)	Fair Value
Sheridan Holdings, Inc.	Health Care Equipment & Services	Senior Debt(e),(g)	L + 225	6/13/2014	348,178	321,180	329,899
SI Organization, Inc., The	Capital Goods	Senior Debt(e),(g)	L + 325, 1.25% LIBOR Floor	11/22/2016	187,907	175,980	177,572
Sinclair Television Group, Inc.	Media	Subordinated Debt(e),(f)	8.38%	10/15/2018	27,000	28,364	27,877
Skilled Healthcare Group, Inc.	Health Care Equipment & Services	Senior Debt(e),(f),(g)	L + 375, 1.50% LIBOR Floor	4/9/2016	16,179	15,723	15,125
SNL Financial, LC	Commercial & Professional Services	Senior Debt(e),(g),(h)	L + 700, 1.50% LIBOR Floor	8/17/2018	709,520	712,180	707,746
Solutia, Inc.	Materials	Subordinated Debt(e),(f)	7.88%	3/15/2020	120,000	126,355	130,500
Sports Authority, Inc., The	Retailing	Senior Debt(e),(g)	L + 600, 1.50% LIBOR Floor	11/16/2017	1,413,097	1,366,092	1,367,171
Springleaf Financial Funding Co.	Diversified Financials	Senior Debt(e),(f),(g)	L + 425, 1.25% LIBOR Floor	5/10/2017	2,551,580	2,275,043	2,230,502
Sprint Nextel Corp.	Telecommunication Services	Subordinated Debt(e),(f)	8.38%	8/15/2017	664,000	574,028	595,110
SSI Investments II, Ltd.	Software & Services	Subordinated Debt(e)	11.13%	6/1/2018	1,422,000	1,512,863	1,503,765
Symphony / IRI Group, Inc.	Commercial & Professional Services	Senior Debt(e),(g)	L + 375, 1.25% LIBOR Floor	12/1/2017	20,023	19,610	19,914
TelX Group, Inc., The	Telecommunication Services	Senior Debt(e),(g)	L + 650, 1.25% LIBOR Floor	9/25/2017	333,726	$314,266	$333,726
TowerCo Finance, LLC	Real Estate	Senior Debt	L + 375, 1.50% LIBOR Floor	2/2/2017	30,333	29,710	30,345
TransUnion, LLC	Diversified Financials	Subordinated Debt(e)	11.38%	6/15/2018	1,403,000	1,559,885	1,602,927
Triple Point Technology, Inc.	Software & Services	Senior Debt(e)	L + 650, 1.50% LIBOR Floor	10/27/2017	200,566	192,696	201,067
Univar, Inc.	Materials	Senior Debt(e),(g)	L + 350, 1.50% LIBOR Floor	6/30/2017	962,906	933,677	931,010
Vision Solutions, Inc.	Commercial & Professional Services	Senior Debt(e),(h)	L + 450, 1.50% LIBOR Floor	7/23/2016	1,443,750	1,427,658	1,429,312
VWR Funding, Inc.	Pharmaceuticals, Biotechnology & Life Sciences	Senior Debt(e),(g)	L + 250	6/30/2014	147,590	136,713	140,358
		Subordinated Debt(e)	10.25%, 11.25% PIK	7/15/2015	3,051,000	3,155,464	3,150,157

						3,292,177	3,290,515
Warner Chilcott Co., LLC	Pharmaceuticals, Biotechnology & Life Sciences	Subordinated Debt(e),(f)	7.75%	9/15/2018	1,225,000	1,218,819	1,251,031
West Corp.	Software & Services	Senior Debt	L + 425	7/15/2016	5,000	4,846	4,979
		Subordinated Debt(e),(g)	7.88%	1/15/2019	1,743,000	1,730,393	1,729,927
		Subordinated Debt(e)	8.63%	10/1/2018	2,600,000	2,646,996	2,626,000

						4,382,235	4,360,906
Wm. Bolthouse Farms, Inc.	Food, Beverage & Tobacco	Senior Debt(e)	L + 750, 2.00% LIBOR Floor	8/11/2016	500,000	499,608	498,905
Zayo Group, LLC	Telecommunication Services	Senior Debt(e),(g)	L + 550, 1.50% LIBOR Floor	12/1/2016	2,749,427	2,715,285	2,740,835
		Senior Debt(e),(g)	10.25%	3/15/2017	1,549,000	1,649,012	1,653,557

						4,364,297	4,394,392

See notes to consolidated financial statements

Corporate Capital Trust, Inc. and Subsidiary

Consolidated Schedule of Investments (continued)

As of December 31, 2011

Company (b)	Industry (c)	Investments	Interest Rate	Maturity Date	Shares/ Principal	Cost (d)	Fair Value
Total Non-Control/Non-Affiliate Investments						$106,111,246	$106,589,757

Short Term Investments—11.8%
Goldman Sachs Financial Square Funds - Prime Obligations Fund		Short Term Investments(e)	0.11% (k)		6,541,055	6,541,055	6,541,055
State Street Institutional Liquid Reserves Fund		Short Term Investments	0.15% (k)	12/31/2099	1,173,697	1,173,697	1,173,697

Total Short Term Investments						7,714,752	7,714,752

						Cost	Fair Value
TOTAL INVESTMENTS —175.4%(l)						$113,825,998	114,304,509

LIABILITIES IN EXCESS OF OTHER ASSETS—(75.4%)							(49,141,780)

NET ASSETS—100.0%							$65,162,729

(a)	Non-Control/Non-Affiliate investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”) as investments that are neither Control Investments nor Affiliate Investments. Controlled investments are defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained. Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Controlled investments.
(b)	Security may be an obligation of one or more entities affiliated with the named company.
(c)	Unaudited.
(d)	Represents amortized cost for debt securities and cost for preferred stock.
(e)	Security or portion thereof held within CCT Funding, LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank.
(f)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act.
(g)	Position or portion thereof unsettled as of December 31, 2011.
(h)	Fair value was determined by the Company’s Board of Directors (see Note 2).
(i)	A portfolio company domiciled in a foreign country.
(j)	This security was acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. This security may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.
(k)	7-day effective yield as of December 31, 2011.
(l)	As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $971,241; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $492,730; the net unrealized appreciation was $478,511; the aggregate cost of securities for Federal income tax purposes was $113,825,998.

Abbreviations:

CA - Canada

EUR - Euros

E = EURIBOR - Euro Interbank Offered Rate

IE - Ireland

L = LIBOR - London Interbank Offered Rate, Typically 3-Month

PIK - Payment-in-kind

UK - United Kingdom

See notes to consolidated financial statements

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

1.	Principal Business and Organization

Corporate Capital Trust, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on June 9, 2010. The Company is a non-diversified closed-end management investment company and it is regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “40 Act”). The Company’s investment objective is to provide its shareholders with current income and, to a lesser extent, long-term capital appreciation, by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of its advisors.

The Company is externally managed by CNL Fund Advisors Company (“CNL”) and KKR Asset Management LLC (“KKR”) (collectively the “Advisors”), which are responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring the Company’s investment portfolio on an ongoing basis. Both Advisors are registered as investment advisers with the Securities and Exchange Commission (“SEC”). CNL also provides the administrative services necessary for the Company to operate.

On June 23, 2010, the Company filed a registration statement on Form N-2 (as amended and supplemented, the “Registration Statement”) with the SEC to register its offering for sale on a continuous basis of up to $1.5 billion of shares of common stock (150 million shares at an initial offering price of $10 per share) (the “Offering”). On April 4, 2011, the Company filed a Form N-54A and notified the SEC of its election, pursuant to the provisions of Section 54(a) of the 40 Act, to be subject to the provisions of Sections 55 through 65 of the 40 Act. The Registration Statement was declared effective by the SEC on April 4, 2011 and the Company commenced its Offering. On June 16, 2011, the Company satisfied its $2 million minimum subscription requirement pursuant to the terms of the Offering and commenced principal operations on June 17, 2011, including the continuation of its Offering. Prior to June 17, 2011, the Company had been inactive since its incorporation date, except for routine matters relating to its organization and the registration of its Offering. The Company commenced investment operations on July 1, 2011.

As of December 31, 2011, the Company had one wholly owned financing subsidiary, CCT Funding LLC (“CCT Funding”), which was established on July 15, 2011.

2.	Significant Accounting Policies

Basis of Presentation and Principles of Consolidation - The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. All intercompany account balances and transactions have been eliminated in consolidation.

Use of Estimates - The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reported period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Cash and Cash Equivalents - Cash and cash equivalents consist of demand deposits, repurchase agreements, and highly liquid investments with original maturities of three months or less.

Valuation of Investments - The Company measures the value of its investments in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by the Financial Accounting Standards Board (“FASB”). Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, the Company’s board of directors, with the assistance of the Company’s Advisors, officers and independent valuation agents, is responsible for determining in good faith the fair value in accordance with the valuation policy approved by the board of directors. The board of directors will make this fair value determination on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required. A determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

ASC Topic 820 also defines hierarchical levels directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are described as follows:

Level 1 – Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities, debt securities and publicly listed derivatives are generally included in Level 1. The Company will not adjust the quoted price for these investments.

Level 2 – Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from orderly transactions for similar investments in active markets between market participants and provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments generally included in this category are corporate bonds and loans, convertible debt indexed to publicly listed securities, and certain over-the-counter derivatives.

Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment.

Security Transactions, Realized/Unrealized Gains or Losses, and Income Recognition - Security transactions are recorded on a trade-date basis. The Company measures realized gains or losses from the repayment or sale of investments using the specific identification method. The amortized cost basis of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees. The Company reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation (depreciation) on investments in the consolidated statement of operations.

Interest income, adjusted for amortization of market premium and accretion of market discount, is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with the acquisition of debt securities, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective interest method. Loan origination fees received in connection with the closing of investments are included in amortized cost of the investment and accreted over the contractual life of the loan based on the effective interest method as interest income. Upon prepayment of a loan or debt security, any prepayment penalties, unamortized loan origination fees, and unamortized market discounts are recorded as interest income.

The Company has investments in debt securities which contain a contractual payment-in-kind, or PIK, interest provision. If the borrower elects to pay interest under the optional PIK provision, and if deemed collectible in management’s judgment, the interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as interest income.

Loans or debt securities are placed on non-accrual status when principal or interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or a debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. The Company may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

Deferred Financing Costs - Deferred financing costs represent fees and other direct costs incurred in connection with arranging the Company’s borrowings. These amounts are capitalized and amortized over the contractual term of the credit facility as interest expense.

Paid In Capital - The Company records the proceeds from the sale of its common stock on a net basis to the capital stock and paid in capital in excess of par value, excluding all commissions and marketing support fees that are deducted from the gross sale proceeds and paid to the managing dealer.

Foreign Currency Translation - Foreign currency amounts are translated into United States dollars on the following basis: (i) at the exchange rate on the last business day of the period for the fair value of investment securities, other assets and liabilities; and (ii) at the rates of exchange prevailing on the respective recording dates for the purchase and sale of investment securities, income, expenses, gains and losses.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held; the fluctuations related to foreign exchange rate conversion are included with the net realized and unrealized gain or loss from investments. Unrealized appreciation (depreciation) from currency translation for other payables or receivables is presented as net change in unrealized appreciation (depreciation) on foreign currency translation on the consolidated statements of operations.

Management Fees - The Company accrues for the base management fee, subordinated incentive fee on income and the incentive fee on capital gains. The accrual for incentive fee on capital gains includes the recognition of incentive fee on unrealized capital gains, even though such incentive fee is neither earned nor payable to the Advisors until the gains are both realized and in excess of unrealized depreciation on investments. The Company will accrue for the subordinated listing fee when it effects a listing of its common stock on a national securities exchange.

Organization and Offering Expenses - Organization expenses will be expensed on the Company’s consolidated statement of operations. Continuous offering expenses, excluding commission and marketing support fees, will be capitalized on the consolidated statements of assets and liabilities as deferred offering expenses and expensed over a 12-month period.

Earnings (Loss) per Share - Earnings (loss) per share is calculated based upon the weighted average number of shares of common stock outstanding during the reporting period.

Dividends and Distributions - Dividends and distributions are declared by the Company’s board of directors each quarter and are recognized as distribution liabilities on the ex-dividend date. The ex-dividend date for the Company’s common stock is the same as the record date. Net realized capital gains, if any, generally are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a distribution reinvestment plan that provides for reinvestment of distributions on behalf of shareholders. As a result, if the Company’s board of directors authorizes and declares a cash distribution, then shareholders who have elected to participate in the distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of common stock at a price equivalent to the public offering price exclusive of commissions and marketing support fees, rather than receiving the cash distribution.

Federal Income Taxes - The Company intends to elect for the tax year ended December 31, 2011 to be treated for federal income tax purposes, and intends to qualify thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). Generally, a RIC is not subject to federal income taxes on distributed income and gains if it distributes at least 90% of “Investment Company Taxable Income,” as defined in the Code. The Company intends to distribute sufficient dividends to maintain its RIC status each year and it does not anticipate paying any material level of federal income taxes in the future.

The Company is also generally subject to nondeductible federal excise taxes if it does not distribute an amount at least equal to the sum (i) 98% of net ordinary income for the calendar year, (ii) 98.2% of the Company’s capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by the Company to use its taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no federal income tax. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to shareholders. The Company will accrue federal excise tax on estimated excess taxable income as required.

The Company recognizes in its consolidated financial statements the effect of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. The Company did not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25, Income Taxes – Overall –Recognition, nor did it have any unrecognized tax benefits as of the periods presented herein. Although the Company files federal and state tax returns, its major tax jurisdiction is federal.

Book and tax basis differences relating to permanent book and tax differences are reclassified among the Company’s capital accounts, as appropriate. Additionally, the tax character of distributions is determined in accordance with income tax regulations that may differ from GAAP. See Note 11 to the Consolidated Financial Statements.

Prior to the Company’s intended tax qualification and treatment as a RIC, it was subject to corporate federal and state income taxes on its taxable income. The Company did not have taxable income prior to 2011.

Recent Accounting Pronouncements - In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“ASU 2011-04”), which amends the existing fair value guidance within ASC 820-10. The amendments include: (1) application of the concepts of highest and best use and valuation premise only to measuring the fair value of nonfinancial assets (that is, it does not apply to financial assets or any liabilities), (2) an exception to fair value measurement principles for financial assets and financial liabilities (and derivatives) with offsetting positions in market risks or counterparty credit risk, which allows an entity to measure the fair value of the net risk position, when several criteria are met, (3) extension of the prohibition of a blockage factor application to all fair value measurements, (4) a model for the fair value measurement of instruments classified within an entity’s shareholders’ equity which is consistent with the guidance of measuring the fair value for liabilities, (5) additional disclosures for fair value measurements categorized in Level 3 of the fair value hierarchy: (i) quantitative information about unobservable inputs used, (ii) a description of the valuation processes used by the entity and (iii) a qualitative discussion about the sensitivity of the measurements, (6) disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed and (7) disclosure of any transfers between Levels 1 and 2 of the fair value hierarchy, not just significant transfers. The provisions of ASU 2011-04 are effective for the Company on January 1, 2012. The adoption of ASU 2011-04 is not expected to materially impact the Company’s financial statements.

3.	Investments

The Company is engaged in a strategy to invest primarily in the debt of privately owned U.S. companies. The primary investment concentrations include (i) senior debt and (ii) subordinated debt securities. The value of debt investments will generally fluctuate with, among other things, changes in prevailing interest rates, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and changes in the financial condition and credit quality of the security’s issuer.

The Company’s investment operations commenced on July 1, 2011. Purchases and sales, including receipt of principal repayments on debt instruments, aggregated $106,811,148 and $481,516, respectively, for the year ended December 31, 2011. The amounts exclude consideration of the purchase and sale of short-term investments.

As of December 31, 2011, the Company’s investments consisted of the following:

Asset Category	Cost	Fair Value
Senior debt securities	$71,398,157	$71,609,433
Subordinated debt securities	34,613,494	34,877,800

Total debt securities	106,011,651	106,487,233
Preferred stock	99,595	102,524

Subtotal	106,111,246	106,589,757
Short term investments	7,714,752	7,714,752

Total investments	$113,825,998	$114,304,509

The portfolio’s industry composition, excluding short-term investments, at fair value at December 31, 2011 was as follows:

Industry	Percentage of Portfolio
Software & Services	14.6%
Retailing	12.6%
Telecommunication Services	9.0%
Media	8.1%
Diversified Financials	7.8%
Health Care Equipment & Services	6.9%
Pharmaceuticals, Biotechnology & Life Sciences	5.0%
Consumer Services	4.9%
Technology Hardware & Equipment	4.6%
Transportation	3.4%
Remaining Industries	23.1%

Total	100.0%

The portfolio’s geographic dispersion, excluding short-term investments, at fair value at December 31, 2011 was United States 97.4%, Canada 1.1%, United Kingdom 1.5% and Ireland <0.1%. The geographic dispersion is determined by the portfolio company’s country of domicile. The portfolio’s currency denomination was 99.0% US dollars and 1.0% Euros at December 31, 2011.

During the year ended December 31, 2011, the Company did not hold any non-controlled investments where it owned 5% or more of a portfolio company’s outstanding voting securities as investments in “affiliated” companies. In addition, the Company did not own more than 25% of a portfolio company’s outstanding voting securities as investments in “controlled” companies.

4.	Fair Value of Financial Instruments

As of December 31, 2011, the Company’s investments were categorized in the fair value hierarchy as follows:

Investment Type	Level 1	Level 2	Level 3	Total
Senior debt	$—	$66,957,496	$4,651,937	$71,609,433
Subordinated debt	—	33,914,267	963,533	34,877,800
Preferred stock	102,524	—	—	102,524

Subtotal	102,524	100,871,763	5,615,470	106,589,757
Short-term investments	7,714,752	—	—	7,714,752

Total	$7,817,276	$100,871,763	$5,615,470	$114,304,509

The following table presents a roll forward of the changes in fair value during the period ended December 31, 2011 for investments classified within Level 3; the Company held no investments prior to July 1, 2011 and there were no transfers between Level 1, 2, or 3 relative to prior periods.

	Senior Debt	Subordinated Debt	Total
Fair Value Balance as of July 1, 2011	$—	$—	$—
Purchases	4,659,521	985,747	5,645,268
Net change in unrealized appreciation (depreciation)*	49,134	(22,590)	26,544
Principal reduction	(59,343)	—	(59,343)
Net discount accretion	2,625	376	3,001

Fair Value Balance as of December 31, 2011	$4,651,937	$963,533	$5,615,470

Change in net unrealized appreciation (depreciation) in investments still held as of December 31, 2011*	$49,134	$(22,590)	$26,544

*	Amount is included in the related amount on investments in the consolidated statement of operations.

5.	Agreements and Related Party Transactions

The Company has entered into an investment advisory agreement with CNL (the “Investment Advisory Agreement”) for the overall management of the Company’s investment activities. The Company and CNL have entered into a sub-advisory agreement with KKR (the “Sub-Advisory Agreement”), under which KKR is responsible for the day-to-day management of the Company’s investment portfolio. CNL compensates KKR for advisory services that it provides to the Company with 50% of the fees that CNL receives under the Investment Advisory Agreement.

Pursuant to the Investment Advisory Agreement, CNL earns a management fee equal to an annual rate of 2% of the Company’s average gross assets and an incentive fee based on the Company’s performance. The performance-based incentive fee is comprised of the following three parts: (i) a subordinated incentive fee on income, (ii) an incentive fee on capital gains and (iii) a subordinated listing incentive fee. The subordinated incentive fee, paid quarterly, is computed as the sum of (A) 100% of quarterly pre-incentive fee net investment income in excess of 1.75% of average adjusted capital up to a limit of 0.4375% of average adjusted capital, and (B) 20% of pre-incentive net investment income in excess of 2.1875% of average adjusted capital. The incentive fee on capital gains, paid annually, is equal to 20% of realized capital gains on a cumulative basis from inception, net of (A) all realized capital losses and unrealized depreciation on a cumulative basis and (B) net of the aggregate amount of any previously paid incentive fees on capital gains. The subordinated listing incentive fee will be equal to 20% of any listing premium and it will be determined and payable 30 trading days after the commencement of trading of the Company’s common stock on a national securities exchange. The listing premium is the amount, if any, by which the Company’s listing value, following a liquidity event, exceeds the Company’s net asset value of the shares listed immediately prior to such liquidity event. The listing value is based on the average closing price per share over the 30 trading-day period following such liquidity event.

The Company has entered into a managing dealer agreement with CNL Securities Corp., an affiliate of CNL. CNL Securities Corp. serves as the managing dealer of the Offering and in connection therewith receives selling commissions of up to 7% of gross offering proceeds, a marketing support fee of up to 3% of gross offering proceeds, and reimbursement of due diligence and certain other expenses incurred in connection with the Offering. All or any portion of these fees and expense reimbursements may be re-allowed to participating brokers. The Company will pay a maximum sales load of 10% of gross offering proceeds for all combined selling commissions, marketing support fees and expense reimbursements.

The Company has entered into an administrative services agreement with CNL (the “Administrative Services Agreement”) whereby CNL performs, and oversees the performance of, various administrative services on behalf of the Company. Administrative services may include investor services, general ledger accounting, fund accounting, maintaining required financial records, calculating the Company’s net asset value, filing tax returns, preparing and filing SEC reports, preparing, printing and disseminating shareholder reports, overseeing the payment of the Company’s expenses, oversight of services providers and the performance of administrative and professional services rendered to the Company by others. The Company reimburses CNL for the expenses it incurs in performing its administrative obligations on behalf of the Company.

CNL, certain CNL affiliates, and KKR receive compensation and reimbursement of expenses in connection with (i) the performance and supervision of administrative services and (ii) the Offering. Related party fees, expenses and reimbursement of expenses incurred in the year ended December 31, 2011 are summarized below:

Related Party	Description	Amount
CNL Securities Corp.	Selling commissions and marketing support fees	$6,727,230

CNL and KKR	Investment advisory fees	347,428

CNL and KKR	Performance-based incentive fee - Subordinated incentive fee on income	176,847

CNL	Administrative and Compliance services	159,884

As of December 31, 2011, the Company accrued performance-based incentive fee of $282,570, including subordinated incentive fee on income of $176,847 and incentive fee on capital gains of $105,723. The incentive fee on capital gains was not earned by the Advisors or payable to the Advisors as of December 31, 2011.

The terms of the Investment Advisory Agreement entitle CNL (and indirectly KKR) to receive up to 5% of gross proceeds in connection with the Offering as reimbursement for organization and offering expenses incurred by the Advisors on behalf of the Company. The Company’s Advisors had incurred approximately $5.2 million in organization and offering expenses as of December 31, 2011. The Advisors have waived the requirement for the Company to reimburse them for organization and offering expenses for the period from June 17, 2011 through January 31, 2012.

On June 7, 2011, the Company entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with CNL and KKR pursuant to which CNL and KKR jointly and severally agreed to pay to the Company all operating expenses (an “Expense Support Payment”) during the initial Expense Support Payment Period between June 17, 2011 to September 30, 2011. On September 12, 2011, the Company and the Advisors entered into an amendment to the Expense Support Agreement that extended the terminal date of the Expense Support Payment Period to December 31, 2011. During the term of the Expense Support Agreement, the Advisors are entitled to an annual year-end reimbursement by the Company (a “Reimbursement Payment”) for unreimbursed Expense Support Payments made under the Agreement, but such Reimbursement Payments may only be made within three years after the year in which such Expense Support Payments are made. No Reimbursement Payment may be paid by the Company to the extent that it would cause the Company’s operating expenses (excluding investment advisory fees, organization and offering expenses and interest expenses) to exceed 1.91% of average net assets attributable to common shares as of the end of any such calendar year.

Presented below is a summary of Expense Support Payments for the year ending December 31, 2011 and the terminal eligibility dates for Reimbursement Payments. Management believes that Reimbursement Payments are not probable as of December 31, 2011.

Expense Support Payments	Other Expense Ratio Cap	Eligible for Reimbursement Payments through

$1,375,592	1.91%	December 31, 2014

One of the Company’s directors and its executive officers also serve as a director and executive officers of CNL, respectively. No person who is an officer, director or employee of CNL and who serves as a director of the Company receives any compensation from the Company for such services. Directors who are not affiliated with CNL or KKR receive compensation for their services and reimbursement of expenses incurred to attend meetings.

Indemnification - The Investment Advisory Agreement provides certain indemnification to the Advisors, their directors, officers, persons associated with the Advisors, and their affiliates. As of December 31, 2011, management believes that the risk of incurring any losses for such indemnification is remote.

6.	Earnings Per Share

The following information sets forth the computation of basic and diluted net increase in net assets from operations per share (earnings per share).

	Year Ended December 31, 2011	Period from June 9, 2010 (inception) to December 31, 2010
Numerator for basic and diluted net increase in net assets per share	$1,381,778	$—

Denominator for basic and diluted net increase in net assets per share: Weighted average shares outstanding	1,269,117	22,222

Basic/diluted net increase in net assets from operations per share	$1.09	$—

Diluted net increase in net assets per share from operations equals basic net increase in net assets per share from operations for each period because there were no common stock equivalents outstanding during the above periods.

7.	Distributions

Declared distributions are paid monthly. On June 8, 2011, the Company’s board of directors declared a distribution of $0.013462 per share for shareholders of record on 13 record dates beginning on July 1, 2011 and ending on September 20, 2011.

On September 12, 2011, the Company’s board of directors declared a distribution of $0.013462 per share for shareholders of record on 13 record dates beginning on September 27, 2011 and ending on December 20, 2011. On October 24, 2011, the Company’s board of directors modified the above declared distributions and declared a distribution of (i) $0.013462 per share for shareholders of record on October 25, 2011 and (ii) $0.013798 per share for shareholders of record for the remaining nine record dates beginning on November 1, 2011 and ending on December 27, 2011.

The total of declared distributions and the sources of distribution payments for the year ended December 31, 2011 are presented in the table below. There were no distributions declared or paid during the period from June 9, 2010 (inception) to December 31, 2010.

Total Distributions	$855,670	100.0%
From Net Investment Income	853,163	99.7%
From Capital Gains	2,507	0.3%

8.	Share Transactions

Transactions in shares of common stock were as follows:

	Year ended December 31, 2011		Period from June 9, 2010 (inception) to December 31, 2010
	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	7,021,920	$70,897,954	22,222	$200,000
Commissions and Marketing Support Fees		(6,727,230)		—
Reinvestment of Distributions	29,024	265,897		—

Net Proceeds	7,050,944	$64,436,621	22,222	$200,000

Average Net Proceeds Per Share	$9.14		$9.00

On October 24, 2011, the net asset value per share exceeded $9.00 per share which necessitated the increase in the public offering price per share of common stock under the Offering. Accordingly, the Company’s board of directors increased the public offering price per share of common stock from $10.00 to $10.25.

9.	Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements. The following is a schedule of financial highlights for one share of common stock outstanding during the period from June 17, 2011 (commencement of operations) through December 31, 2011:

Per Share Operating Performance:
Net Asset Value, Beginning of Period	$		9.00
Net Investment Loss, Before Expense Reimbursement (1)		(0.23)
Expense Reimbursement (1)		0.60

Net Investment Income (1)		0.37
Net Realized and Unrealized Gain (1)(2)		0.08

Net Increase Resulting from Investment Operations			0.45
Distributions from Net Investment Income to Common Shareholders (3)		(0.37)
Net Decrease Resulting from Distributions to Common Shareholders			(0.37)
Capital share transactions -Issuance of common stock above net asset value(4)		0.13
Net Increase Resulting from Capital Share Transactions			0.13

Net Asset Value, End of Period	$		9.21

Total Investment Return(5)			6.52%
Ratios/Supplemental Data (amounts in thousands):
Net Assets, End of Period			$65,163
Average Net Assets(6)			$20,926
Average Credit Facility Borrowings			$4,080
Shares Outstanding, End of Period			7,073
Weighted Average Shares Outstanding			2,309
Ratios to Average Net Assets:(6)
Total Expenses Before Operating Expense Reimbursement			7.08%
Total Expenses After Operating Expense Reimbursement			0.51%
Net Investment Income			4.08%
Portfolio Turnover Rate			1%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)

The amount shown at this caption is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains and losses in portfolio securities for the year because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.

(3)	The per share data for distributions is the actual amount of paid or payable distributions per share of common stock during the period.
(4)

The continuous issuance of shares of common stock may cause an incremental increase in net asset value per share due to the sale of shares at the then prevailing public offering price and the receipt of net proceeds per share in excess of net asset value per share. The per share data was derived by dividing (i) the sum of (A) the number of shares issued in connection with subscriptions and/or distribution reinvestment on each share transaction date times (B) the differences between the net proceeds per share to the Company and the net asset value per share on each share transaction date, divided by (ii) the total shares outstanding at the end of the period.

(5)

Total investment return is based on (i) the purchase of one share at the initial public offering price, net of sales load, on the first day of the period, (ii) the sale at the net asset value per share, on the last day of the period, of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of distributions, and (iii) the cash payment for any distributions payable on the last day of the period. The total return calculation assumes that (i) the cash distributions are reinvested in accordance with the Company’s distribution reinvestment plan and (ii) the shares issued pursuant to the distribution reinvestment plan are issued at the then public offering price, net of sales load, on each distribution payment date. Since there is no public market for the Company’s shares, then current market value is assumed to be equal to (i) the initial public offering price, net of sales load, on the first day of the period and (ii) net asset value per share on the last day of the period. Total investment return is not annualized.

(6)	The computation of average net assets during the period is based on the daily value of net assets. Ratios are not annualized.

10.	Revolving Credit Facility and Borrowings

On August 22, 2011, CCT Funding entered into a revolving credit facility agreement (the “Credit Agreement”) with Deutsche Bank AG, New York Branch (“Deutsche Bank”). Deutsche Bank is the sole initial lender and serves as administrative agent under the Credit Agreement. The Credit Agreement provides for borrowings in an aggregate amount up to $75,000,000 on a committed basis, with an accordion feature that can increase the aggregate maximum credit commitment up to $250,000,000, if exercised and under certain circumstances. Borrowings under the Credit Agreement are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced by Deutsche Bank to CCT Funding will vary depending upon the types of assets in CCT Funding’s portfolio.

The Company may contribute cash or securities to CCT Funding from time to time and will retain a residual interest in any contributed assets through its equity ownership of CCT Funding. CCT Funding may purchase additional investments from various sources. CCT Funding has appointed the Company to manage its portfolio of investments pursuant to the terms of an investment management agreement. CCT Funding’s obligations to Deutsche Bank are secured by a first priority security interest in substantially all of the assets of CCT Funding, including its portfolio of investments. The obligations of CCT Funding under the Credit Agreement are non-recourse to the Company.

As of December 31, 2011, $25,340,000 was borrowed and outstanding under the Credit Agreement and the remaining amount available for borrowing was $49,660,000. The carrying amount of the outstanding borrowings approximates its fair value. The Company incurred costs of $244,805 in connection with obtaining and amending the credit facility, which the Company has recorded as deferred financing costs on its consolidated statements of assets and liabilities and is amortizing to interest expense over the two year life of the credit facility.

Loans under the Credit Agreement will generally bear interest based on a one-month adjusted London interbank offered rate for the relevant interest period, plus a spread of 1.70% per annum for the initial $75 million maximum borrowing commitment. Interest is payable monthly in arrears. Beginning on March 27, 2012, any unused commitment balances will be subject to a continuing commitment fee of 0.75% per annum. Any amounts borrowed under the credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 22, 2013.

The effective interest rate under the Credit Agreement was 1.98% on December 31, 2011, exclusive of any commitment fees and of other deferred financing costs related to establishing the credit facility. The weighted average interest rate for the year ending December 31, 2011 was 1.96% per annum. The Company incurred interest expense, including amortization of deferred financing costs, of $85,944 for the year ended December 31, 2011.

The occurrence of certain events described as “Super-Collateralization Events” in the Credit Agreement, or a decline in CCT Funding’s net asset value below a specified threshold, will result in a lowering of the amount of funds that Deutsche Bank will advance against such assets. Super-Collateralization Events include, without limitation: (i) certain key employees ceasing to be directors, principals, officers or investment managers of KKR; (ii) the bankruptcy or insolvency of KKR or CNL; (iii) KKR’s ceasing to act as sub-advisor for the Company and/or CCT Funding, or CNL’s ceasing to act as investment advisor for the Company and/or CCT Funding; (iv) the Company ceasing to act as CCT Funding’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value above a specified threshold; and (v) fraud or other illicit acts by the Company, KKR or CNL in the company’s or their respective investment advisory capacities. If the Company is removed as the investment manager of CCT Funding, the applicable interest rate may increase by up to 1.00% in addition to triggering a Super-Collateralization Event.

Under the Credit Agreement, CCT Funding has made certain representations and warranties and it is required to comply with various covenants, reporting requirements and other customary requirements for Credit Agreement of this nature. As of December 31, 2011, management believes that the Company was in compliance with the covenants of the credit facility.

11.	Federal Income Taxes

Income and capital gain distributions are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with GAAP, and these book-to-tax basis differences could be material. The book-to-tax basis differences are primarily due to differing treatments of income and gains on various investment securities held by the Company, timing differences, and differing characterizations of shareholder distributions. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed realized gain/(loss). Undistributed net investment income and accumulated undistributed net realized gain/(loss) may include temporary book and tax basis differences which will reverse in subsequent periods.

The tax character of shareholder distributions attributable to the fiscal year ended December 31, 2011 was as follows:

Distributions attributable to:	Amount	Percentage
Ordinary income	$855,670	100%

As of December 31, 2011, the components of tax basis accumulated earnings were as follows:

Undistributed ordinary income – net	$111,679
Unrealized gains – net	417,779

Total accumulated earnings – net	$529,458

As of December 31, 2011, the Company made the following reclassifications of permanent book and tax basis differences:

Capital Accounts	Book Balances	Tax Balances	Tax Reclassifications
Common stock	$7,073	$7,073	$—
Paid in capital	64,629,548	64,626,198	(3,350)
Undistributed net investment income	—	5,956	5,956
Accumulated capital gain	2,606	—	(2,606)
Net unrealized appreciation	523,502	523,502	—

Net assets	$65,162,729	$65,162,729	$—

12.	Selected quarterly financial data (unaudited)

Quarter Ended	Total Investment Income	Net Investment Income	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets Resulting from Operations	Basic and Diluted Earnings (Loss) per Common Share	Net Asset Value per Common Share at End of Quarter

December 31, 2011	$884,236	$778,513	$812,353	$1,590,866	$0.38	$9.21

September 30, 2011	74,650	74,650	(283,738)	(209,088)	(0.28)	8.81

June 30, 2011	—	—	—	—	—	9.00

13.	Subsequent Events

On January 4, 2012, January 23, 2012 and February 28, 2012, the Company’s board of directors increased the public offering price per share of common stock under the Offering to $10.40, $10.65 and $10.85, respectively, to ensure that the revised net price per share ($9.36, $9.585 and $9.765, respectively, excluding sales load) equals or exceeds the net asset value per share on each subsequent subscription closing date.

On February 28, 2012, CCT Funding LLC entered into an amendment (the “Amendment”) to its Credit Agreement with Deutsche Bank, dated August 22, 2011, to partially exercise the available accordion feature provided in the Credit Agreement. The Amendment provides for the extension of a new tranche of commitments (the “Tranche B Loans”) with borrowings in an aggregate amount up to $100,000,000, in addition to the existing $75,000,000 of available borrowings, or Tranche A Loans. As of March 6, 2012, $63,740,000 was borrowed and outstanding under the Credit Agreement. The Company may further increase the aggregate maximum credit commitment in the future.